UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Balanced Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Balanced Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Management and Organization	21

Important Notices	24

Eaton Vance

Balanced Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

On the fixed-income side, interest rates as measured by the 10-year U.S. Treasury yield, remained at historically low levels for the first five months of 2013, but rose sharply after the Fed announced that it would likely begin tapering its bond- buying stimulus program. Despite the Fed’s assurance that short-term interest rates would remain at ultra-low levels for an extended period, the yield on the 10-year Treasury note surpassed 3% amid the general upward move in rates. Rates fell back in September 2013 after the Fed postponed any immediate tapering. After the Fed’s tapering announcement in December 2013, rates again rose, but not as sharply as they had earlier in the year. Against this backdrop, the

Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade fixed-income market, declined 2.02% for the 12-month period.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Balanced Fund (the Fund) had a total return of 20.96% for Class A shares at net asset value (NAV), underperforming the 32.39% return of the Fund’s primary benchmark, the S&P 500 Index (the Index) and outperforming the Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index. The U.S. fixed income market as measured by the Barclays U.S. Aggregate Bond Index, returned -2.02% for the 12-month period.

At period-end, 72% of the Fund was invested in equities through the Large-Cap Core Research Portfolio, while 28% was invested in fixed-income securities through the Investment Grade Income Portfolio.

Within the Fund’s equity allocation, consumer discretionary was the Portfolio’s top-performing sector versus the Index due to both stock selection and a beneficial overweight position. Netflix, Inc., part of the Internet & catalog retail industry, was one of the Portfolio’s best-performing individual stocks for the period. Strong stock selection in the health care sector also contributed to Fund performance relative to the Index. In the consumer staples sector, stock selection along with a beneficial underweight drove outperformance versus the Index. Green Mountain Coffee Roasters, Inc., part of the food products industry, was one of the Portfolio’s leading individual stock performers. The food & staples retailing industry also helped Fund performance relative to the Index. These positives were somewhat offset by the Portfolio’s underperformance versus the Index in the information technology (IT) sector, which was primarily due to stock selection. In the computers & peripherals industry, Hewlett-Packard Co. was a notable laggard for the Portfolio amid sluggish personal computer sales and weak IT spending. The Portfolio stock selection and an underweight in the industrials sector also hurt Fund performance versus the Index. Heavy equipment manufacturer Caterpillar, Inc. was among the Portfolio’s worst-performing stocks after its sales fell. The Portfolio also underperformed the Index in the financials sector, constrained by an overweight as well as stock selection.

The Fund’s fixed-income allocation benefited from security selection in two corporate bond segments: industrials and financials. The Portfolio’s overweight positions in both segments versus the Barclays U.S. Aggregate Bond Index also had a positive impact on Fund performance. In addition, the Portfolio’s underweight position in U.S. Treasury aided performance versus the Index, as Treasury lagged for the 12-month period. The Portfolio security selection and an overweight position in the outperforming commercial mortgage-backed securities sector also boosted Fund performance versus the Index. Performance detractors for the Fund included security selection in the utilities segment of the corporate bond sector and also in mortgage-backed securities. In both cases, security selection more than offset allocation decisions. In terms of interest-rate management, the Portfolio benefited from its use of interest-rate put options (or swaptions7) to help mitigate risk in a rising interest- rate environment, particularly during the latter half of the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Balanced Fund

December 31, 2013

Performance2,3

Portfolio Managers Charles Gaffney, Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/01/1932	04/01/1932	20.96%	12.85%	7.14%
Class A with 5.75% Maximum Sales Charge	—	—	14.03	11.50	6.50
Class B at NAV	11/02/1993	04/01/1932	20.19	11.97	6.33
Class B with 5% Maximum Sales Charge	—	—	15.19	11.71	6.33
Class C at NAV	11/02/1993	04/01/1932	20.14	12.01	6.34
Class C with 1% Maximum Sales Charge	—	—	19.14	12.01	6.34
Class I at NAV	09/28/2012	04/01/1932	21.42	12.92	7.17
S&P 500 Index	—	—	32.39%	17.93%	7.40%
Barclays U.S. Aggregate Bond Index	—	—	–2.02	4.44	4.54

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.16%	1.91%	1.91%	0.90%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2003	$18,484	N.A.
Class C	$10,000	12/31/2003	$18,498	N.A.
Class I	$250,000	12/31/2003	$500,064	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Balanced Fund

December 31, 2013

Fund Profile5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Balanced Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests.

[6]	Depiction does not reflect the Large-Cap Core Research Portfolio’s option positions.

[7]	An option that allows the buyer of the option to pay a fixed rate of interest, and receive a floating rate of interest (based on market interest rates) from the option seller.

Fund profile subject to change due to active management.

Important Notice to Shareholders

The Fund seeks to achieve its investment objective by allocating assets between common stocks and fixed-income securities through its investment in Large-Cap Core Research Portfolio and Investment Grade Income Portfolio. Under normal market conditions, Large-Cap Core Research Portfolio invests at least 80% of its net assets in the stocks of large-cap companies. Effective February 17, 2014, the definition of large-cap companies is revised to include companies having market capitalizations above the 20th percentile of all companies included in the S&P 500 Index.

5

Eaton Vance

Balanced Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,125.30	$6.05	1.13%
Class B	$1,000.00	$1,121.00	$10.05	1.88%
Class C	$1,000.00	$1,120.70	$10.00	1.87%
Class I	$1,000.00	$1,126.70	$4.72	0.88%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.75	1.13%
Class B	$1,000.00	$1,015.70	$9.55	1.88%
Class C	$1,000.00	$1,015.80	$9.50	1.87%
Class I	$1,000.00	$1,020.80	$4.48	0.88%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Balanced Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Investment Grade Income Portfolio, at value (identified cost, $66,409,637)	$64,750,456
Investment in Large-Cap Core Research Portfolio, at value (identified cost, $125,772,616)	163,715,552
Receivable for Fund shares sold	641,323
Total assets	$229,107,331

Liabilities
Payable for Fund shares redeemed	$198,714
Payable to affiliates:
Administration fee	7,553
Distribution and service fees	77,260
Trustees’ fees	125
Accrued expenses	101,629
Total liabilities	$385,281
Net Assets	$228,722,050

Sources of Net Assets
Paid-in capital	$187,804,416
Accumulated net realized gain from Portfolios	4,633,879
Net unrealized appreciation from Portfolios	36,283,755
Net Assets	$228,722,050

Class A Shares
Net Assets	$171,321,586
Shares Outstanding	20,258,573
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.98

Class B Shares
Net Assets	$11,770,336
Shares Outstanding	1,390,352
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.47

Class C Shares
Net Assets	$39,431,631
Shares Outstanding	4,638,521
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.50

Class I Shares
Net Assets	$6,198,497
Shares Outstanding	732,812
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends allocated from Portfolios (net of foreign taxes, $19,034)	$2,414,032
Interest allocated from Portfolios (net of foreign taxes, $153)	1,818,557
Securities lending income allocated from Portfolios, net	3,641
Expenses allocated from Portfolios	(1,340,433)
Total investment income from Portfolios	$2,895,797

Expenses
Administration fee	$81,630
Distribution and service fees
Class A	393,599
Class B	112,703
Class C	308,017
Trustees’ fees and expenses	500
Custodian fee	34,292
Transfer and dividend disbursing agent fees	220,175
Legal and accounting services	45,993
Printing and postage	32,862
Registration fees	51,796
Miscellaneous	14,711
Total expenses	$1,296,278

Net investment income	$1,599,519

Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) —
Investment transactions	$21,371,951
Written options	541,971
Foreign currency transactions	227
Net realized gain	$21,914,149
Change in unrealized appreciation (depreciation) —
Investments	$15,282,539
Written options	(48,516)
Foreign currency	288
Net change in unrealized appreciation (depreciation)	$15,234,311

Net realized and unrealized gain	$37,148,460

Net increase in net assets from operations	$38,747,979

8	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$1,599,519	$2,315,520
Net realized gain from investment transactions, written options and foreign currency transactions	21,914,149	16,611,427
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	15,234,311	2,548,828
Net increase in net assets from operations	$38,747,979	$21,475,775
Distributions to shareholders —
From net investment income
Class A	$(1,909,571)	$(2,819,503)
Class B	(52,470)	(120,155)
Class C	(147,461)	(283,476)
Class I	(74,036)	(20)
From net realized gain
Class A	(10,985,960)	—
Class B	(762,500)	—
Class C	(2,462,163)	—
Class I	(390,927)	—
Total distributions to shareholders	$(16,785,088)	$(3,223,154)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$21,356,577	$14,934,993
Class B	1,976,431	563,528
Class C	14,385,201	3,206,474
Class I	6,634,915	4,589
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,260,678	2,237,454
Class B	671,398	92,038
Class C	2,279,456	242,664
Class I	403,576	20
Cost of shares redeemed
Class A	(39,594,203)	(27,988,277)
Class B	(1,897,648)	(2,041,550)
Class C	(6,114,723)	(8,796,120)
Class I	(1,186,304)	—
Net asset value of shares exchanged
Class A	1,203,655	1,701,049
Class B	(1,203,655)	(1,701,049)
Net increase (decrease) in net assets from Fund share transactions	$10,175,354	$(17,544,187)

Net increase in net assets	$32,138,245	$708,434

Net Assets
At beginning of year	$196,583,805	$195,875,371
At end of year	$228,722,050	$196,583,805

Accumulated undistributed net investment income included in net assets
At end of year	$—	$6,665

9	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.570	$6.910	$6.940	$6.470	$5.350

Income (Loss) From Operations
Net investment income(1)	$0.077	$0.096	$0.107	$0.093	$0.089
Net realized and unrealized gain (loss)	1.491	0.694	(0.016)	0.477	1.124

Total income from operations	$1.568	$0.790	$0.091	$0.570	$1.213

Less Distributions
From net investment income	$(0.101)	$(0.130)	$(0.121)	$(0.100)	$(0.093)
From net realized gain	(0.577)	—	—	—	—

Total distributions	$(0.678)	$(0.130)	$(0.121)	$(0.100)	$(0.093)

Net asset value — End of year	$8.460	$7.570	$6.910	$6.940	$6.470

Total Return(2)	20.96%	11.50%	1.31%	8.92%	22.99%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$171,322	$159,831	$154,498	$176,533	$194,130
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.14%	1.16%	1.14%	1.19%	1.23%
Net investment income	0.93%	1.31%	1.54%	1.42%	1.57%
Portfolio Turnover of the Fund(5)	9%	2%	3%	1%	96%
Portfolio Turnover of Investment Grade Income Portfolio	107%	113%	100%	91%	94%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	—	—	56%
Portfolio Turnover of Large-Cap Core Research Portfolio	90%	91%	64%	44%	10	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	For the period from the start of business, November 1, 2009, to December 31, 2009.

10	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2013

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.570	$6.910	$6.940	$6.480	$5.360

Income (Loss) From Operations
Net investment income(1)	$0.015	$0.041	$0.055	$0.044	$0.047
Net realized and unrealized gain (loss)	1.501	0.692	(0.018)	0.466	1.122

Total income from operations	$1.516	$0.733	$0.037	$0.510	$1.169

Less Distributions
From net investment income	$(0.039)	$(0.073)	$(0.067)	$(0.050)	$(0.049)
From net realized gain	(0.577)	—	—	—	—

Total distributions	$(0.616)	$(0.073)	$(0.067)	$(0.050)	$(0.049)

Net asset value — End of year	$8.470	$7.570	$6.910	$6.940	$6.480

Total Return(2)	20.19%	10.65%	0.53%	7.92%	22.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,770	$10,966	$12,903	$15,982	$18,889
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.89%	1.91%	1.89%	1.94%	1.98%
Net investment income	0.18%	0.55%	0.78%	0.67%	0.83%
Portfolio Turnover of the Fund(5)	9%	2%	3%	1%	96%
Portfolio Turnover of Investment Grade Income Portfolio	107%	113%	100%	91%	94%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	—	—	56%
Portfolio Turnover of Large-Cap Core Research Portfolio	90%	91%	64%	44%	10	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	For the period from the start of business, November 1, 2009, to December 31, 2009.

11	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$7.600	$6.940	$6.970	$6.490	$5.370

Income (Loss) From Operations
Net investment income(1)	$0.015	$0.041	$0.055	$0.044	$0.047
Net realized and unrealized gain (loss)	1.502	0.693	(0.018)	0.486	1.122

Total income from operations	$1.517	$0.734	$0.037	$0.530	$1.169

Less Distributions
From net investment income	$(0.040)	$(0.074)	$(0.067)	$(0.050)	$(0.049)
From net realized gain	(0.577)	—	—	—	—

Total distributions	$(0.617)	$(0.074)	$(0.067)	$(0.050)	$(0.049)

Net asset value — End of year	$8.500	$7.600	$6.940	$6.970	$6.490

Total Return(2)	20.14%	10.61%	0.54%	8.21%	21.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$39,432	$25,783	$28,474	$31,594	$34,963
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.89%	1.91%	1.89%	1.94%	1.98%
Net investment income	0.18%	0.55%	0.79%	0.67%	0.83%
Portfolio Turnover of the Fund(5)	9%	2%	3%	1%	96%
Portfolio Turnover of Investment Grade Income Portfolio	107%	113%	100%	91%	94%
Portfolio Turnover of Large-Cap Value Portfolio	—	—	—	—	56%
Portfolio Turnover of Large-Cap Core Research Portfolio	90%	91%	64%	44%	10	%(6)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(6)	For the period from the start of business, November 1, 2009, to December 31, 2009.

12	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31, 2013	Period Ended December 31, 2012(1)
Net asset value — Beginning of period	$7.560	$7.610

Income (Loss) From Operations
Net investment income(2)	$0.099	$0.032
Net realized and unrealized gain (loss)	1.500	(0.049)

Total income (loss) from operations	$1.599	$(0.017)

Less Distributions
From net investment income	$(0.122)	$(0.033)
From net realized gain	(0.577)	—

Total distributions	$(0.699)	$(0.033)

Net asset value — End of period	$8.460	$7.560

Total Return(3)	21.42%	(0.22	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,198	$5
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.89%	0.90	%(7)
Net investment income	1.19%	1.65	%(7)
Portfolio Turnover of the Fund(8)	9%	2	%(9)
Portfolio Turnover of Investment Grade Income Portfolio	107%	113	%(10)
Portfolio Turnover of Large-Cap Core Research Portfolio	90%	91	%(10)

(1)	For the period from commencement of operations on September 28, 2012 to December 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(9)	For the Fund’s year ended December 31, 2012.

(10)	For the Portfolio’s year ended December 31, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term capital growth. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio (36.4% and 69.0%, respectively, at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments. The valuation policy of each Portfolio is as follows:

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Interest rate swaps and options on interest swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

14

Eaton Vance

Balanced Fund

December 31, 2013

Notes to Financial Statements — continued

Affiliated Funds. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and/or Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. The value of the Portfolios’ investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolios’ proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2013, a capital loss carryforward of $928,008 was utilized to offset net realized gains by the Fund.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

15

Eaton Vance

Balanced Fund

December 31, 2013

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$6,597,136	$3,223,154
Long-term capital gains	10,187,952	—

During the year ended December 31, 2013, accumulated net realized gain was decreased by $197,125, accumulated distributions in excess of net investment income was decreased by $577,354 and paid-in capital was decreased by $380,229 due to differences between book and tax accounting, primarily for premium amortization, distributions from real estate investment trusts (REITs), investments in partnerships, paydown gain (loss), foreign currency gain (loss), the Fund’s use of equalization accounting, dividend redesignations, accretion of market discount and return of capital distributions from securities. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,451,287
Undistributed long-term capital gains	$3,133,203
Net unrealized appreciation	$36,333,144

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, premium amortization, the tax treatment of short-term capital gains, return of capital distributions from securities and accretion of market discount.

3  Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.04% of the Fund’s average daily net assets. For the year ended December 31, 2013, the administration fee amounted to $81,630. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended December 31, 2013, the Fund’s allocated portion of the adviser fees paid by the Portfolios amounted to $1,200,873 or 0.59% of the Fund’s average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $23,587 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $22,822 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $393,599 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $84,527 and $231,013 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the

16

Eaton Vance

Balanced Fund

December 31, 2013

Notes to Financial Statements — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $28,176 and $77,004 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $13,000 and $3,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Investment Grade Income Portfolio	$6,661,100	$9,563,930
Large-Cap Core Research Portfolio	12,370,616	17,761,584

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended December 31, 2013	Year Ended December 31, 2012

Sales	2,555,829	2,012,919
Issued to shareholders electing to receive payments of distributions in Fund shares	1,354,565	303,641
Redemptions	(4,920,096)	(3,794,741)
Exchange from Class B shares	143,581	232,547

Net decrease	(866,121)	(1,245,634)

Class B	Year Ended December 31, 2013	Year Ended December 31, 2012

Sales	235,193	76,909
Issued to shareholders electing to receive payments of distributions in Fund shares	80,608	12,500
Redemptions	(229,835)	(275,896)
Exchange to Class A shares	(143,485)	(232,485)

Net decrease	(57,519)	(418,972)

17

Eaton Vance

Balanced Fund

December 31, 2013

Notes to Financial Statements — continued

Class C	Year Ended December 31, 2013	Year Ended December 31, 2012

Sales	1,705,682	433,764
Issued to shareholders electing to receive payments of distributions in Fund shares	272,602	32,832
Redemptions	(730,191)	(1,178,767)

Net increase (decrease)	1,248,093	(712,171)

Class I	Year Ended December 31, 2013	Period Ended December 31, 2012(1)

Sales	827,156	602
Issued to shareholders electing to receive payments of distributions in Fund shares	48,553	2
Redemptions	(143,501)	—

Net increase	732,208	604

(1)	For the period from commencement of operations on September 28, 2012 to December 31, 2012.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2013 and December 31, 2012, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

18

Eaton Vance

Balanced Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 21, 2014

19

Eaton Vance

Balanced Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $2,264,000, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 23.96% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $14,226,638 or, if subsequently determined to be different, the net capital gain of such year.

20

Eaton Vance

Balanced Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Investment Grade Income Portfolio (IGIP) and Large-Cap Core Research Portfolio (LCCRP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Of the Trust and IGIP since 2007; and of LCCRP since 2009

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Of the Trust and IGIP since 2007; and of LCCRP since 2009

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

21

Eaton Vance

Balanced Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

William H. Park 1947	Trustee	Of the Trust and IGIP since 2003; and of LCCRP since 2009

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Of the Trust and IGIP since 2003; and of LCCRP since 2009

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Of the Trust and IGIP since 2008; and of LCCRP since 2009

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998; of IGIP since 2000; and of LCCRP since 2009

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and IGIP since 2005; and of LCCRP since 2009

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

22

Eaton Vance

Balanced Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield(3) 1956	President of the Trust and Vice President of IGIP	President of the Trust since 2013, Vice President of IGIP since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of LCCRP	Since 2011	Director of Equity Research and Vice President of EVM and BMR.

Thomas H. Luster 1962	President of IGIP	Since 2010	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President of the Trust, IGIP and LCCRP since 2011; Secretary of the Trust and IGIP since 2007; and of LCCRP since 2009; and Chief Legal Officer of the Trust and IGIP since 2008, and of LCCRP since 2009	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust and IGIP since 2004; and of LCCRP since 2009	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of each Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and IGIP since 2007 and of LCCRP since 2009.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser of Investment Grade Income Portfolio and Large-Cap Core Research Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Balanced Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

162 12.31.13

Eaton Vance

Commodity Strategy Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Commodity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	31

Federal Tax Information	32

Management and Organization	33

Important Notices	36

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

It was a challenging year for the broad commodity market for the 12 months ended December 31, 2013, as measured by the Dow Jones-UBS Commodity Index Total Return2. The Dow Jones-UBS Commodity Index Total Return returned -9.52%, weighed down by concerns about global economic growth and expectations for less-accommodative U.S. monetary policy.

The commodity market declined during the first four months of the year, as the reflationary forces of monetary stimulus from major central banks were deflected by several crosscurrents. Chief among these were slower economic growth in China, the ongoing recession in Europe and worries that government spending cuts might dampen the U.S. recovery. The sell-off gained momentum in May 2013, when the U.S. Federal Reserve (the Fed) Chairman Ben Bernanke said that the central bank might soon start tapering its bond purchases—remarks he reiterated in June 2013. Chairman Bernanke later softened his “hawkish” rhetoric, saying that high unemployment and low inflation warranted very accommodative monetary policy for the foreseeable future. His comments, along with encouraging Chinese economic data and rising geopolitical tensions, helped send the commodity market higher in July and August 2013. The rally was short-lived, however, as signs of improvement in the U.S. economy renewed fears that the Fed was poised to start unwinding stimulus. Those fears became a reality in mid-December 2013, when the central bank announced that it would taper its monthly bond purchases from $85 billion to $75 billion in January 2014 and continue reducing them if the economy met forecasts. The modest size of the taper and the Fed’s assurances that it was in no hurry to raise short-term interest rates lent support to commodity prices as 2013 drew to a close.

During the year, four of the five sectors in the Dow Jones-UBS Commodity Index Total Return declined: precious metals, agriculture, industrial metals and livestock. Precious metals generated the weakest returns due to benign inflation and concerns about Fed tapering, as the central bank’s easy policies had attracted strong investment flows into the sector. Energy was the only sector to advance, led by strength in oil and natural gas. Oil prices climbed higher on several factors, including output disruptions in Libya and U.S tensions with

Syria. Natural gas benefited from unusually cold winter weather across the United States.

Fund Performance

Eaton Vance Commodity Strategy Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of -11.60% for the fiscal year ended December 31, 2013. By comparison, the Fund’s benchmark, the Dow Jones-UBS Commodity Index Total Return (the Index), returned -9.52%.

The key feature of the Fund is that it offers an efficient way to gain broad exposure to the commodity markets. Management achieves this exposure via total return swaps on the Index. The total return swaps provided the majority of the Fund’s return during the year, and tracking error relative to the Index was minimal.

The Fund seeks to improve on the return of the Index through the active management of the collateral backing the total return swaps. Three primary alpha-generating strategies are employed: hedged investments in emerging-market and high-yield debt, allocations to inflation-linked bonds and active commodity investing. For the period, active commodity investing detracted from results versus the Index. The Fund’s periodic overweight in gold was unfavorable, as gold prices fell sharply on subdued inflation and the Fed’s decision to begin reducing stimulus. An underweight in natural gas in the first and fourth quarters of the year also detracted, as natural gas prices posted double-digits in each of these periods.

Allocations to inflation-linked bonds weighed on Fund performance relative to the Index due to exposure to Treasury Inflation-Protected Securities (TIPS) within the Fund’s collateral portfolio. TIPS underperformed Treasurys during the year, as real interest rates rose and inflation expectations remained contained.

Hedged investments in emerging-market and high-yield debt boosted relative Fund results versus the Index. While the emerging-market component of this alpha strategy detracted, the negative effect was more than offset by the Fund’s exposure to high-yield debt. The high-yield bond market, as measured by the BofA Merrill Lynch U.S. High Yield Index, gained 7.42% in 2013, supported by healthy corporate balance sheets and demand for income in the low-yield environment.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Performance2,3

Portfolio Managers John B. Brynjolfsson, CFA, Armored Wolf, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	04/08/2010	04/08/2010	–11.60%	—	–2.76%
Class A with 4.75% Maximum Sales Charge	—	—	-15.82		-4.02
Class C at NAV	04/08/2010	04/08/2010	-12.29		-3.51
Class C with 1% Maximum Sales Charge	—	—	-13.17		-3.51
Class I at NAV	04/08/2010	04/08/2010	–11.26	—	–2.55
Dow Jones-UBS Commodity Index Total Return	—	—	–9.52%	1.51%	–1.82%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.59%	2.34%	1.34%
Net			1.50	2.25	1.25

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	04/08/2010	$8,748	N.A.
Class I	$250,000	04/08/2010	$227,023	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Fund Profile

Asset Mix (% of net assets)5

Fund Commodity Exposure (% of net assets)6

Energy	40.28%	Industrial Metals	15.19%
Natural Gas	13.55	Copper	6.67
Crude Oil-WTI	10.99	Aluminum	4.13
Crude Oil-Brent	6.57	Zinc	2.63
Heating Oil	4.59	Nickel	1.76
Unleaded Gasoline	3.78
GasOil	0.80	Precious Metals	11.07%
		Gold	8.61
Agriculture	26.60%	Silver	2.46
Soybeans	6.23
Corn	4.20	Livestock	6.51%
Sugar	3.27	Live Cattle	4.35
Soybean Meal	2.93	Lean Hogs	2.16
Wheat	2.71
Soybean Oil	2.07
Cotton	2.01
Coffee	1.73
Kansas Wheat	1.45

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones-UBS Commodity Index Total Return is designed to provide diversified commodity exposure, with weightings based on each underlying commodity’s liquidity and economic significance. BofA Merrill Lynch U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]

Cash Equivalents are short-term, high quality instruments, including U.S. Treasuries, and may be held as collateral for the Fund’s derivative positions. Other Net Assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets. See Statements of Assets and Liabilities for details.

[6]	Commodity Exposure reflects the Fund’s net exposure to commodities through its investment in commodity-linked derivative instruments.

Fund profile subject to change due to active management.

5

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$996.90	$7.35	1.46%
Class C	$1,000.00	$993.10	$11.05	2.20%
Class I	$1,000.00	$999.40	$6.10	1.21%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.43	1.46%
Class C	$1,000.00	$1,014.10	$11.17	2.20%
Class I	$1,000.00	$1,019.10	$6.16	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

6

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Portfolio of Investments

Corporate Bonds — 3.1%

Security	Principal Amount (000’s omitted)	Value

Banks — 0.1%
Ally Financial, Inc., 6.75%, 12/1/14	$325	$341,250

		$341,250

Commercial Services — 0.2%
Rent-A-Center, Inc., 4.75%, 5/1/21	$225	$212,344
WEX, Inc., 4.75%, 2/1/23(1)	775	716,875

		$929,219

Diversified Financial Services — 2.1%
Armor Re, Ltd., 4.25%, 5/14/14(1)(2)(3)	$4,000	$4,031,000
East Lane Re IV, Ltd., 5.78%, 3/14/14(1)(2)(3)	1,400	1,410,535
Everglades Re, Ltd., 17.78%, 4/30/14(1)(2)(3)	4,000	4,203,400
Golden State Re, Ltd., 3.78%, 1/8/15(1)(2)(3)	3,000	3,049,200
Residential Re 2011, Ltd., 8.78%, 6/6/15(1)(2)(3)	750	801,300

		$13,495,435

Electrical Components & Equipment — 0.1%
WireCo WorldGroup, Inc., 9.50%, 5/15/17	$422	$439,407

		$439,407

Entertainment — 0.1%
CCM Merger, Inc., 9.125%, 5/1/19(1)	$275	$288,750

		$288,750

Foods — 0.0%(4)
Hawk Acquisition Sub, Inc., 4.25%, 10/15/20(1)	$285	$276,450

		$276,450

Health Care – Services — 0.1%
Select Medical Corp., 6.375%, 6/1/21	$375	$368,437

		$368,437

Home Builders — 0.0%(4)
D.R. Horton, Inc., 5.25%, 2/15/15	$22	$22,935
D.R. Horton, Inc., 5.625%, 9/15/14	17	17,531

		$40,466

Insurance — 0.0%(4)
Fidelity & Guaranty Life Holdings, Inc., 6.375%, 4/1/21(1)	$200	$211,000

		$211,000

Security	Principal Amount (000’s omitted)	Value

Internet — 0.0%(4)
IAC/InterActiveCorp., 4.75%, 12/15/22	$225	$210,938

		$210,938

Leisure Time — 0.0%(4)
Brunswick Corp., 4.625%, 5/15/21(1)	$100	$96,000

		$96,000

Lodging — 0.1%
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International, LLC, 5.875%, 5/15/21(1)	$400	$395,000

		$395,000

Media — 0.1%
WideOpenWest Finance, LLC/WideOpenWest Capital Corp., 10.25%, 7/15/19	$640	$713,600

		$713,600

Oil & Gas — 0.1%
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.625%, 12/1/21(1)	$325	$316,062
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, 6/1/21	350	367,500

		$683,562

Packaging & Containers — 0.1%
BOE Intermediate Holding Corp., 9.00%, 11/1/17(1)(5)	$235	$246,411
BOE Merger Corp., 9.50%, 11/1/17(1)(5)	300	320,250

		$566,661

Real Estate — 0.0%(4)
Crescent Resources, LLC/Crescent Ventures, Inc., 10.25%, 8/15/17(1)	$250	$273,125

		$273,125

Real Estate Investment Trusts (REITs) — 0.0%(4)
Geo Group, Inc. (The), 5.125%, 4/1/23	$25	$23,250

		$23,250

Retail — 0.0%(4)
Radio Systems Corp., 8.375%, 11/1/19(1)	$120	$132,000

		$132,000

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Telecommunications — 0.0%(4)
Frontier Communications Corp., 8.50%, 4/15/20	$5	$5,625
NeuStar, Inc., 4.50%, 1/15/23	225	204,188

		$209,813

Trucking & Leasing — 0.0%(4)
Flexi-Van Leasing, Inc., 7.875%, 8/15/18(1)	$25	$26,625

		$26,625

Total Corporate Bonds (identified cost $19,320,957)		$19,720,988

Foreign Corporate Bonds — 0.3%

Security	Principal Amount (000’s omitted)	Value

Canada — 0.1%
Cogeco Cable, Inc., 4.875%, 5/1/20(1)	$350	$339,063
Mattamy Group Corp., 6.50%, 11/15/20(1)	337	337,000

Total Canada		$676,063

Hungary — 0.0%(4)
Nitrogenmuvek Zrt, 7.875%, 5/21/20(1)	$300	$282,000

Total Hungary		$282,000

Luxembourg — 0.0%(4)
Intelsat Jackson Holdings SA, 6.625%, 12/15/22	$25	$25,875

Total Luxembourg		$25,875

Netherlands — 0.0%(4)
Comfeed Finance BV, 6.00%, 5/2/18(1)	$250	$231,250

Total Netherlands		$231,250

Peru — 0.1%
Camposol SA, 9.875%, 2/2/17(6)	$700	$717,500

Total Peru		$717,500

United Kingdom — 0.1%
Jaguar Land Rover Automotive PLC, 5.625%, 2/1/23(1)	$250	$251,250

Total United Kingdom		$251,250

Total Foreign Corporate Bonds (identified cost $2,215,145)		$2,183,938

U.S. Treasury Obligations — 30.2%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Notes:
0.50%, 4/15/15(7)	$15,089	$15,432,397
1.25%, 4/15/14(7)	10,374	10,447,467

		$25,879,864

U.S. Treasury Notes:
0.25%, 9/15/14	$70,000	$70,064,260
0.25%, 1/15/15	90,000	90,080,820
1.375%, 7/31/18	4,000	3,962,344

		$164,107,424

Total U.S. Treasury Obligations (identified cost $189,735,751)		$189,987,288

Common Stocks — 3.1%

Security	Shares	Value

Airlines — 0.4%
Delta Air Lines, Inc.	41,908	$1,151,213
United Continental Holdings, Inc.(8)	31,514	1,192,175

		$2,343,388

Automobiles — 0.2%
General Motors Co.(8)	29,491	$1,205,297

		$1,205,297

Beverages — 0.1%
Monster Beverage Corp.(8)	10,284	$696,947

		$696,947

Capital Markets — 0.2%
American Capital, Ltd.(8)	82,334	$1,287,704

		$1,287,704

Chemicals — 0.3%
Ashland, Inc.	12,955	$1,257,153
Axiall Corp.	12,255	581,377

		$1,838,530

Communications Equipment — 0.1%
Finisar Corp.(8)	27,083	$647,825

		$647,825

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Portfolio of Investments — continued

Security	Shares	Value

Computers & Peripherals — 0.4%
Apple, Inc.	4,683	$2,627,678

		$2,627,678

Diversified Financial Services — 0.6%
Bank of America Corp.	77,480	$1,206,364
Citigroup, Inc.	47,278	2,463,656

		$3,670,020

Food & Staples Retailing — 0.1%
Roundy’s, Inc.	30,829	$303,974

		$303,974

Household Durables — 0.2%
MDC Holdings, Inc.	21,030	$678,007
Ryland Group, Inc. (The)	15,865	688,700

		$1,366,707

Oil, Gas and Consumable Fuels — 0.1%
Ardmore Shipping Corp.	44,056	$685,511
Teekay Tankers, Ltd., Class A	61,808	242,906

		$928,417

Personal Products — 0.2%
Revlon, Inc., Class A(8)	61,932	$1,545,823

		$1,545,823

Specialty Retail — 0.2%
Abercrombie & Fitch Co., Class A	18,572	$611,204
Wet Seal, Inc. (The), Class A(8)	182,086	497,095

		$1,108,299

Total Common Stocks (identified cost $18,175,088)		$19,570,609

Preferred Securities — 0.1%

Security	Shares	Value

Diversified Financial Services — 0.1%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(9)	2.50	$280,617

Security	Shares	Value

Diversified Financial Services (continued)
General Electric Capital Corp., Series B, 6.25% to 12/15/22(9)	5.10	$530,174

		$810,791

Total Preferred Securities (identified cost $769,191)		$810,791

Warrants — 0.0%(4)

Security	Shares	Value
Banro Corp., Expires 3/2/17(1)(8)	103,200	$3,096

Total Warrants (identified cost $70,496)		$3,096

Short-Term Investments — 62.1%

U.S. Treasury Obligations — 50.8%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 1/9/14	$50,000	$49,999,900
U.S. Treasury Bill, 0.00%, 2/6/14(10)	70,000	69,999,370
U.S. Treasury Bill, 0.00%, 3/6/14(10)	100,000	99,990,800
U.S. Treasury Bill, 0.00%, 4/3/14(10)	40,000	39,993,320
U.S. Treasury Bill, 0.00%, 5/29/14	10,000	9,997,700
U.S. Treasury Bill, 0.00%, 6/26/14	25,000	24,990,275
U.S. Treasury Bill, 0.00%, 7/24/14	25,000	24,989,600

Total U.S. Treasury Obligations (identified cost $319,931,296)		$319,960,965

Other — 11.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(11)	$71,150	$71,149,566

Total Other (identified cost $71,149,566)		$71,149,566

Total Short-Term Investments (identified cost $391,080,862)		$391,110,531

Total Investments — 98.9% (identified cost $621,367,490)		$623,387,241

Other Assets, Less Liabilities — 1.1%		$6,709,071

Net Assets — 100.0%		$630,096,312

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Portfolio of Investments — continued

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2013, the aggregate value of these securities is $18,237,642 or 2.9% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2013.

(3)

Event-linked bond, also known as a catastrophe bond, whose payment of principal is contingent on the non-occurrence of a defined trigger event which may include hurricanes, earthquakes or other weather-related phenomena.

(4)	Amount is less than 0.05%.

(5)

Represents a payment-in-kind security which may pay all or a portion of interest in additional principal. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2013, the aggregate value of these securities is $717,500 or 0.1% of the Fund’s net assets.

(7)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(8)	Non-income producing security.

(9)	Security converts to floating rate after the indicated fixed-rate coupon period.

(10)	Security (or a portion thereof) has been pledged to cover collateral requirements on open futures and/or swap contracts.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $550,217,924)	$552,237,675
Affiliated investment, at value (identified cost, $71,149,566)	71,149,566
Restricted cash*	34,771
Foreign currency, at value (identified cost, $6,552)	6,535
Interest and dividends receivable	531,741
Interest receivable from affiliated investment	6,770
Receivable for Fund shares sold	3,418,126
Receivable for open forward foreign currency exchange contracts	591,095
Receivable for open swap contracts	16,186,344
Receivable for closed swap contracts	79,688
Premium paid on open swap contracts	160,040
Total assets	$644,402,351

Liabilities
Payable for investments purchased	$796,765
Payable for variation margin on open futures contracts	120,758
Payable for Fund shares redeemed	8,731,616
Payable for open forward foreign currency exchange contracts	985,911
Payable for open swap contracts	1,042,274
Payable for closed swap contracts	264,961
Premium received on open swap contracts	604,701
Due to custodian	936,617
Payable to affiliates:
Investment adviser and administration fee	551,636
Distribution and service fees	19,654
Trustees’ fees	5,505
Accrued expenses	245,641
Total liabilities	$14,306,039
Net Assets	$630,096,312

Sources of Net Assets
Paid-in capital	$619,264,667
Accumulated net realized loss	(3,897,345)
Accumulated undistributed net investment income	148,693
Net unrealized appreciation	14,580,297
Total	$630,096,312

Class A Shares
Net Assets	$43,844,545
Shares Outstanding	5,426,020
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.08
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.48

Class C Shares
Net Assets	$11,910,579
Shares Outstanding	1,516,799
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$7.85

Class I Shares
Net Assets	$574,341,188
Shares Outstanding	70,774,735
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.12

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open derivative contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Statement of Operations

Investment Income	Year Ended December 31, 2013
Interest	$4,246,736
Dividends	91,798
Interest allocated from affiliated investment	58,989
Expenses allocated from affiliated investment	(7,048)
Total investment income	$4,390,475

Expenses
Investment adviser and administration fee	$5,575,392
Distribution and service fees
Class A	106,871
Class C	154,297
Trustees’ fees and expenses	21,054
Custodian fee	305,993
Transfer and dividend disbursing agent fees	346,168
Legal and accounting services	130,830
Printing and postage	69,458
Registration fees	62,267
Miscellaneous	31,211
Total expenses	$6,803,541
Deduct —
Reduction of custodian fee	$76
Total expense reductions	$76

Net expenses	$6,803,465

Net investment loss	$(2,412,990)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,613,095
Investment transactions allocated from affiliated investment	1,182
Futures contracts	(5,797,713)
Swap contracts	(77,921,658)
Foreign currency and forward foreign currency exchange contract transactions	(1,157,535)
Net realized loss	$(82,262,629)
Change in unrealized appreciation (depreciation) —
Investments	$(1,260,576)
Futures contracts	(1,599,822)
Swap contracts	21,200,346
Foreign currency and forward foreign currency exchange contracts	(472,075)
Net change in unrealized appreciation (depreciation)	$17,867,873

Net realized and unrealized loss	$(64,394,756)

Net decrease in net assets from operations	$(66,807,746)

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income (loss)	$(2,412,990)	$1,445,678
Net realized gain (loss) from investment transactions, written options, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	(82,262,629)	866,298
Net change in unrealized appreciation (depreciation) from investments, written options, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	17,867,873	(8,607,102)
Net decrease in net assets from operations	$(66,807,746)	$(6,295,126)
Distributions to shareholders —
From net investment income
Class I	$—	$(385,797)
From net realized gain
Class A	(183,062)	(77,223)
Class C	(63,517)	(25,089)
Class I	(2,104,369)	(846,530)
Total distributions to shareholders	$(2,350,948)	$(1,334,639)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$37,600,515	$16,471,807
Class C	2,963,384	2,392,359
Class I	520,073,482	217,282,411
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	178,881	73,958
Class C	52,618	20,703
Class I	2,063,291	1,151,022
Cost of shares redeemed
Class A	(29,439,554)	(33,460,802)
Class C	(7,710,487)	(10,067,249)
Class I	(175,657,623)	(103,487,817)
Net increase in net assets from Fund share transactions	$350,124,507	$90,376,392

Net increase in net assets	$280,965,813	$82,746,627

Net Assets
At beginning of year	$349,130,499	$266,383,872
At end of year	$630,096,312	$349,130,499

Accumulated undistributed net investment income (loss) included in net assets
At end of year	$148,693	$(229,116)

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Financial Highlights

	Class A
	Year Ended December 31,					Period Ended December 31, 2010(1)
	2013	2012		2011
Net asset value — Beginning of period	$9.180	$9.280		$11.140		$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.054)	$0.035		$(0.029)		$(0.073)
Net realized and unrealized gain (loss)	(1.010)	(0.120)		(1.511)		2.000

Total income (loss) from operations	$(1.064)	$(0.085)		$(1.540)		$1.927

Less Distributions
From net investment income	$—	$—		$(0.007)		$(0.775)
From net realized gain	(0.036)	(0.015)		(0.313)		(0.012)

Total distributions	$(0.036)	$(0.015)		$(0.320)		$(0.787)

Net asset value — End of period	$8.080	$9.180		$9.280		$11.140

Total Return(3)	(11.60)%	(0.92)%		(13.83)%		19.35	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,845	$40,990		$59,349		$46,596
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.48%	1.50	%(6)	1.50	%(6)	1.50	%(6)(7)
Net investment income (loss)	(0.63)%	0.37%		(0.27)%		(0.91	)%(7)
Portfolio Turnover	264%	355%		146%		77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Financial Highlights — continued

	Class C
	Year Ended December 31,					Period Ended December 31, 2010(1)
	2013	2012		2011
Net asset value — Beginning of period	$8.990	$9.150		$11.070		$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.113)	$(0.035)		$(0.108)		$(0.136)
Net realized and unrealized gain (loss)	(0.991)	(0.115)		(1.492)		1.984

Total income (loss) from operations	$(1.104)	$(0.150)		$(1.600)		$1.848

Less Distributions
From net investment income	$—	$—		$(0.007)		$(0.766)
From net realized gain	(0.036)	(0.010)		(0.313)		(0.012)

Total distributions	$(0.036)	$(0.010)		$(0.320)		$(0.778)

Net asset value — End of period	$7.850	$8.990		$9.150		$11.070

Total Return(3)	(12.29)%	(1.64)%		(14.46)%		18.56	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,911	$18,731		$26,740		$12,258
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.23%	2.25	%(6)	2.25	%(6)	2.25	%(6)(7)
Net investment loss	(1.34)%	(0.38)%		(1.01)%		(1.69	)%(7)
Portfolio Turnover	264%	355%		146%		77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Consolidated Financial Highlights — continued

	Class I
	Year Ended December 31,					Period Ended December 31, 2010(1)
	2013	2012		2011
Net asset value — Beginning of period	$9.190	$9.300		$11.140		$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.035)	$0.059		$(0.005)		$(0.053)
Net realized and unrealized gain (loss)	(0.999)	(0.128)		(1.515)		1.986

Total income (loss) from operations	$(1.034)	$(0.069)		$(1.520)		$1.933

Less Distributions
From net investment income	$—	$(0.012)		$(0.007)		$(0.781)
From net realized gain	(0.036)	(0.029)		(0.313)		(0.012)

Total distributions	$(0.036)	$(0.041)		$(0.320)		$(0.793)

Net asset value — End of period	$8.120	$9.190		$9.300		$11.140

Total Return(3)	(11.26)%	(0.74)%		(13.65)%		19.40	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$574,341	$289,409		$180,294		$181,934
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.23%	1.25	%(6)	1.25	%(6)	1.25	%(6)(7)
Net investment income (loss)	(0.41)%	0.63%		(0.05)%		(0.68	)%(7)
Portfolio Turnover	264%	355%		146%		77	%(4)

(1)	For the period from the start of business, April 8, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and administrator and sub-adviser reimbursed operating expenses (equal to 0.09%, 0.02% and 0.22% of average daily net assets for the years ended December 31, 2012 and 2011 and the period from the start of business, April 8, 2010, to December 31, 2010, respectively).

(7)	Annualized.

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Commodity Strategy Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance CSF Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at December 31, 2013 were $137,505,447 or 21.8% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices, futures contracts and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, or in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

17

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note since its acquisition.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $3,834,272 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

Additionally, at December 31, 2013, the Fund had a late year ordinary loss of $969,927 related to certain specified losses realized after October 31, 2013, which it has elected to defer to the following taxable year pursuant to income tax regulations.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

18

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund periodically, typically each business day, depending on the daily fluctuations in the value of the underlying security, commodity, index or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Inflation Swaps — Pursuant to inflation swap agreements, the Fund either makes floating-rate payments on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received

19

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with the unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 9 and 14. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. Interim payments made to or received from the counterparty that relate to the purchase of additional notional amounts on an existing swap contract, representing appreciation or depreciation on such notional amounts from the inception date of the swap, are recorded as a receivable or payable, as applicable, and netted with the payment made or received at the termination date of the swap in determining the amount of realized gain or loss. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$53,347	$1,007,295
Long-term capital gains	$2,297,601	$327,344

During the year ended December 31, 2013, accumulated net realized loss was decreased by $79,074,672, accumulated undistributed net investment income was increased by $2,790,799 and paid-in capital was decreased by $81,865,471 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount, net operating losses, non-deductible expenses, swap contracts, investment in the Subsidiary and investment in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

20

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(3,834,272)
Late year ordinary losses	$(969,927)
Net unrealized appreciation	$15,635,844

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to accretion of market discount, wash sales, futures contracts, swap contracts, foreign currency transactions, investments in partnerships and investments in passive foreign investment companies.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administrative agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 1.05% of the Fund’s consolidated average daily net assets up to $500 million, 1.00% from $500 million but less than $1 billion and at reduced rates on consolidated net assets of $1 billion and over, and is payable monthly. For the year ended December 31, 2013, the investment adviser and administration fee amounted to $5,575,392 or 1.04% of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Armored Wolf, LLC (Armored Wolf). EVM pays Armored Wolf a portion of its advisory and administration fee for sub-advisory services provided to the Fund. EVM and Armored Wolf have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary expenses only) exceed 1.50%, 2.25% and 1.25% of the Fund’s consolidated average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated at any time after April 30, 2014. Pursuant to this agreement, no operating expenses were allocated to EVM and Armored Wolf for the year ended December 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $2,154 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,986 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $106,871 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $115,723 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $38,574 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or

21

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

capital gain distributions. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $5,000 and $400 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$206,891,925	$227,744,974
U.S. Government and Agency Securities	102,070,139	24,396,758

	$308,962,064	$252,141,732

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	4,401,960	1,745,888
Issued to shareholders electing to receive payments of distributions in Fund shares	21,814	7,872
Redemptions	(3,464,416)	(3,684,037)

Net increase (decrease)	959,358	(1,930,277)

	Year Ended December 31,
Class C	2013	2012

Sales	353,903	258,555
Issued to shareholders electing to receive payments of distributions in Fund shares	6,585	2,214
Redemptions	(928,098)	(1,099,228)

Net decrease	(567,610)	(838,459)

	Year Ended December 31,
Class I	2013	2012

Sales	59,898,458	23,012,155
Issued to shareholders electing to receive payments of distributions in Fund shares	250,705	124,809
Redemptions	(20,855,252)	(11,047,954)

Net increase	39,293,911	12,089,010

22

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Subsidiary, at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$622,472,287

Gross unrealized appreciation	$1,008,285
Gross unrealized depreciation	(93,331)

Net unrealized appreciation	$914,954

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

2/12/14	South Korean Won 7,500,000,000	United States Dollar 7,004,763	Barclays Bank PLC	$—	$(117,689)	$(117,689)
3/19/14	British Pound Sterling 4,247,150	Euro 5,000,000	Barclays Bank PLC	—	(150,978)	(150,978)
3/19/14	British Pound Sterling 5,000,000	United States Dollar 7,939,600	JPMorgan Chase Bank NA	—	(335,743)	(335,743)
3/19/14	Canadian Dollar 6,000,000	United States Dollar 5,683,971	Barclays Bank PLC	46,075	—	46,075
3/19/14	Canadian Dollar 6,000,000	United States Dollar 5,636,714	Barclays Bank PLC	—	(1,183)	(1,183)
3/19/14	Euro 5,000,000	British Pound Sterling 4,218,250	Barclays Bank PLC	103,146	—	103,146
3/19/14	Euro 5,000,000	United States Dollar 6,873,965	Barclays Bank PLC	—	(4,382)	(4,382)
3/19/14	Japanese Yen 494,000,000	United States Dollar 4,955,312	Barclays Bank PLC	262,712	—	262,712
3/19/14	New Zealand Dollar 5,000,000	United States Dollar 4,064,000	Barclays Bank PLC	—	(26,531)	(26,531)
3/19/14	United States Dollar 47,032	British Pound Sterling 28,900	Barclays Bank PLC	800	—	800
3/19/14	United States Dollar 5,639,734	Canadian Dollar 6,000,000	Barclays Bank PLC	—	(1,837)	(1,837)
3/19/14	United States Dollar 5,006,907	Japanese Yen 494,000,000	Barclays Bank PLC	—	(314,307)	(314,307)
6/18/14	Euro 11,750,000	United States Dollar 16,177,283	JPMorgan Chase Bank NA	11,597	—	11,597

23

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

6/18/14	Japanese Yen 570,000,000	United States Dollar 5,552,444	JPMorgan Chase Bank NA	$134,663	$—	$134,663
6/18/14	United States Dollar 7,878,765	Euro 5,750,000	JPMorgan Chase Bank NA	32,102	—	32,102
6/18/14	United States Dollar 2,742,151	Japanese Yen 285,000,000	JPMorgan Chase Bank NA	—	(33,261)	(33,261)

				$591,095	$(985,911)	$(394,816)

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

2/14	25 Brent Crude Oil	Short	$(2,640,750)	$(2,770,000)	$(129,250)
2/14	4 Gold	Long	494,240	480,920	(13,320)
3/14	66 High Grade Copper	Short	(5,299,575)	(5,604,225)	(304,650)

2/14	3 WTI Crude Oil	Long	295,980	295,260	(720)
3/14	278 S&P 500 E-Mini Index	Short	(24,929,137)	(25,591,290)	(662,153)
3/14	19 Euro-BTP	Short	(2,993,880)	(3,001,199)	(7,319)
3/14	87 Euro-Bund	Long	16,919,988	16,656,679	(263,309)
3/14	62 Euro-OAT	Short	(11,377,281)	(11,210,959)	166,322
3/14	49 Euro	Long	8,421,262	8,445,150	23,888
3/14	6 U.S. 10-Year Treasury Note	Long	745,500	738,281	(7,219)
3/14	62 U.S. Long Bond	Long	7,953,437	7,955,375	1,938
3/14	25 U.S. Ultra Bond	Short	(3,457,813)	(3,406,250)	51,563

					$(1,144,229)

Euro-BTP:  Long-term debt securities issued by the Republic of Italy with a remaining term to maturity of 8.5 to 11 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 8.5 to 10.5 years.

Euro-OAT:  Long-term debt securities issued by the French Republic with a remaining term to maturity of 8.5 to 10.5 years.

WTI:  West Texas Intermediate

24

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation

France	Citibank NA	$4,000	0.25	%(1)	9/20/16	$(2,790)	$(101,272)	$(104,062)
France	Credit Suisse International	5,000	0.25	(1)	6/20/16	(6,792)	(58,768)	(65,560)
Markit CDX North America High Yield Index	Credit Suisse International	11,750	5.00	(1)	6/20/18	(1,138,289)	406,237	(732,052)
Markit CDX North America High Yield Index	JPMorgan Chase Bank NA	500	5.00	(1)	6/20/18	(48,437)	29,389	(19,048)
Markit CDX North America High Yield Index	JPMorgan Chase Bank NA	3,000	5.00	(1)	6/20/18	(290,627)	169,075	(121,552)

						$(1,486,935)	$444,661	$(1,042,274)

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/ Receives Rate	Annual Rate	Expiration Date	Net Unrealized Appreciation

Barclays Bank PLC	$6,500,000	Receives	Excess Return on Barclays Atlantic Dynamic HYIGS Index	Pays	0.80%	2/2/14	$115,899
Barclays Bank PLC	56,300,000	Receives	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.18	1/15/14	1,517,305
Citibank NA	22,300,000	Receives	Excess Return on Citi Commodities Term Structure Beta Index	Pays	0.45	1/15/14	599,110
Citibank NA	172,100,000	Receives	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.14	1/15/14	4,356,870
Credit Suisse International	11,000,000	Receives	Excess Return on Credit Suisse Commodity Backwardation 01 Index	Pays	0.47	1/15/14	156,344
Credit Suisse International	11,000,000	Receives	Excess Return on Credit Suisse Commodity Backwardation Index	Pays	0.47	1/15/14	52,628
Credit Suisse International	8,000,000	Receives	Excess Return on Credit Suisse Commodity Backwardation RV Index	Pays	0.50	1/29/14	43,217
Credit Suisse International	158,300,000	Receives	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.14	1/15/14	3,972,441
JPMorgan Chase Bank NA	4,700,000	Receives	Excess Return on JP Morgan ETF Efficiente 8 Index	Pays	0.00	1/29/14	7,571
JPMorgan Chase Bank NA	800,000	Receives	Excess Return on JP Morgan Macro Hedge Curve US Long/Flat Index	Pays	0.00	1/29/14	—
Merrill Lynch International	167,500,000	Receives	Excess Return on Dow Jones-UBS Commodity Index	Pays	0.13	1/15/14	4,070,545
Merrill Lynch International	22,000,000	Receives	Excess Return on Merrill Lynch MLCX AKL Momentum Index	Pays	0.45	1/15/14	250,844

							$15,142,774

25

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

At December 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and use of derivatives, the Fund is subject to the following risks:

Commodity Risk:  Commodity risk is the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity. The Fund invests primarily in commodity-linked derivative investments, including commodity futures contracts and total return swap contracts based on a commodity index that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

Credit Risk:  The Fund enters into credit default swap contracts and total return swap contracts to manage its credit risk, to gain exposure to credit risk or to enhance return.

Interest Rate Risk:  Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Fund enters into interest rate swap contracts. The Fund also purchases and sells futures contracts and enters into total return swap contracts to hedge against changes in interest rates and to enhance return.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts and total return swap contracts to enhance return or to hedge against fluctuations in currency exchange rates.

Equity Price Risk:  The Fund enters into equity index futures contracts and total return swap contracts to enhance return or hedge volatility as an overall asset/risk instrument.

The Fund enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At December 31, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $2,028,185. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $26,162,665.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund (and Subsidiary) and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Consolidated Portfolio of Investments.

26

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at December 31, 2013 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity	Total

Net unrealized appreciation*	$—	$—	$23,888	$219,823	$—	$243,711
Receivable for open forward foreign currency exchange contracts	—	—	591,095	—	—	591,095
Receivable for open swap contracts; Premium paid/received on open swap contracts	115,899	7,571	—	—	15,019,304	15,142,774

Total Asset Derivatives	$115,899	$7,571	$614,983	$219,823	$15,019,304	$15,977,580

Derivatives not subject to master netting or similar agreements	$—	$—	$23,888	$219,823	$—	$243,711

Total Asset Derivatives subject to master netting or similar agreements	$115,899	$7,571	$591,095	$—	$15,019,304	$15,733,869

Net unrealized appreciation*	$—	$(662,153)	$—	$(277,847)	$(447,940)	$(1,387,940)
Payable for open forward foreign currency exchange contracts	—	—	(985,911)	—	—	(985,911)
Payable for open swap contracts; Premium paid/received on open swap contracts	(1,486,935)	—	—	—	—	(1,486,935)

Total Liability Derivatives	$(1,486,935)	$(662,153)	$(985,911)	$(277,847)	$(447,940)	$(3,860,786)

Derivatives not subject to master netting or similar agreements	$—	$(662,153)	$—	$(277,847)	$(447,940)	$(1,387,940)

Total Liability Derivatives subject to master netting or similar agreements	$(1,486,935)	$—	$(985,911)	$—	$—	$(2,472,846)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) for assets and pledged by the Fund (and Subsidiary) for liabilities as of December 31, 2013.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Barclays Bank PLC	$2,045,937	$(528,632)	$—	$—	$1,517,305
Citibank NA	4,955,980	—	—	—	4,955,980
Credit Suisse International	4,224,630	—	(4,224,630)	—	—
JPMorgan Chase Bank NA	185,933	(185,933)	—	—	—
Merrill Lynch International	4,321,389	—	—	—	4,321,389

	$15,733,869	$(714,565)	$(4,224,630)	$—	$10,794,674

27

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Barclays Bank PLC	$(616,907)	$528,632	$—	$—	$(88,275)
Citibank NA	(2,790)	—	—	—	(2,790)
Credit Suisse International	(1,145,081)	—	1,145,081	—	—
JPMorgan Chase Bank NA	(708,068)	185,933	499,954	—	(22,181)

	$(2,472,846)	$714,565	$1,645,035	$—	$(113,246)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended December 31, 2013 was as follows:

Consolidated Statement of Operations Caption	Credit	Equity Price	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) —
Investment transactions	$—	$—	$(13,081)	$—	$—
Futures contracts	—	(1,207,124)	57,792	(2,593,153)	(2,055,228)
Swap contracts	(1,441,059)	(72,908)	(54,416)	(954,337)	(75,398,938)

Foreign currency and forward foreign currency exchange contract transactions	—	—	(1,130,425)	—	—

Total	$(1,441,059)	$(1,280,032)	$(1,140,130)	$(3,547,490)	$(77,454,166)

Change in unrealized appreciation (depreciation) —
Futures contracts	$—	$(662,153)	$(156,612)	$(144,267)	$(636,790)
Swap contracts	(401,805)	(77,665)	—	1,780,971	19,898,845

Foreign currency and forward foreign currency exchange contracts	—	—	(470,792)	—	—

Total	$(401,805)	$(739,818)	$(627,404)	$1,636,704	$19,262,055

The average notional amounts of futures contracts, swap contracts and forward foreign currency exchange contracts outstanding during the year ended December 31, 2013, which are indicative of the volume of these derivative types, were approximately $123,344,000, $602,863,000 and $97,475,000, respectively.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

11  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At December 31, 2013, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $936,617. Based on the short-term nature of these payments and the

28

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Consolidated Financial Statements — continued

variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2013. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 14) at December 31, 2013. The Fund’s average overdraft advances during the year ended December 31, 2013 were not significant.

12  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

13  Risks Associated with Commodities

The commodities which underlie commodity-linked derivatives in which the Fund invests may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

14  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Notes to Financial Statements — continued

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$19,720,988	$—	$19,720,988
Foreign Corporate Bonds	—	2,183,938	—	2,183,938
U.S. Treasury Obligations	—	189,987,288	—	189,987,288
Common Stocks	19,570,609	—	—	19,570,609
Preferred Securities	—	810,791	—	810,791
Warrants	—	3,096	—	3,096
Short-Term Investments —
U.S. Treasury Obligations	—	319,960,965	—	319,960,965
Other	—	71,149,566	—	71,149,566

Total Investments	$19,570,609	$603,816,632	$—	$623,387,241

Forward Foreign Currency Exchange Contracts	$—	$591,095	$—	$591,095
Futures Contracts	243,711	—	—	243,711
Swaps Contracts	—	15,142,774	—	15,142,774

Total	$19,814,320	$619,550,501	$—	$639,364,821

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(985,911)	$—	$(985,911)
Futures Contracts	(1,387,940)	—	—	(1,387,940)
Swaps Contracts	—	(1,486,935)	—	(1,486,935)

Total	$(1,387,940)	$(2,472,846)	$—	$(3,860,786)

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Commodity Strategy Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the consolidated portfolio of investments, as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from the start of business, April 8, 2010, to December 31, 2010. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Commodity Strategy Fund and subsidiary as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, April 8, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 24, 2014

31

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $69,658, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 3.44% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $2,311,208 or, if subsequently determined to be different, the net capital gain of such year.

32

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

33

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

34

Eaton Vance

Commodity Strategy Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Armored Wolf, LLC

Lakeshore Tower III

18111 Von Karman Avenue, Suite #525

Irvine, CA 92612

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4672 12.31.13

Eaton Vance

Dividend Builder Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Dividend Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 34

Federal Tax Information	19

Management and Organization	35

Important Notices	38

Eaton Vance

Dividend Builder Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Dividend Builder Fund (the Fund) had a total return of 25.40% for Class A shares at net asset value (NAV), underperforming the 32.39% return of the Fund’s benchmark, the S&P 500 Index (the Index).

All of the 10 economic sectors in the Index posted positive returns for the period, and the Fund likewise posted positive returns in all 10 of those sectors. The Fund’s underperformance relative to the Index was largely due to stock selection, with sector allocation also detracting.

The health care sector was the Fund’s biggest detractor relative to the Index due to stock selection. In the pharmaceuticals industry, stock selection was a notable drag on Fund performance versus the Index. Two large pharmaceutical companies, Sanofi and Pfizer, Inc., were among the Fund’s weakest-performing stocks for the period amid concerns about the pace of new product development. Stock selection in the information technology (IT) sector also hurt Fund performance relative to the Index. In the computers & peripherals industry, Apple, Inc. was a key laggard among individual stocks, as investors worried about its new product flow and increased competition. In the IT services industry, both an overweight position and stock selection detracted from Fund performance relative to the Index. Accenture PLC, Class A, a large consulting firm, was among the Fund’s weakest-performing stocks. In the consumer discretionary sector, both stock selection and an underweight hampered Fund performance versus the Index. Fund holding McDonald’s Corp., part of the hotels, restaurants & leisure industry, was a weak performer due to concerns about its growth prospects.

On the positive side, the Fund outperformed the Index in three sectors. Materials was the Fund’s best-performing sector relative to the Index as a result of stock selection. In particular, stock selection in the chemicals industry aided relative Fund performance versus the Index. LyondellBasell Industries NV, Class A, a large multinational chemical company, was one of the Fund’s top-performing stocks for the period, as its earnings beat expectations. PPG Industries, Inc., a leader in coatings and specialty materials, was another strong Fund performer amid increased demand from its automotive and aerospace industry customers. The industrials sector also contributed to Fund performance versus the Index, particularly in the aerospace & defense industry, where both an overweight and stock selection were beneficial. The Boeing Co. was among the Fund’s leading individual stocks, reflecting strong worldwide demand for its aircraft. An underweight in the lagging utilities sector also helped Fund performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Dividend Builder Fund

December 31, 2013

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/18/1981	12/18/1981	25.40%	12.11%	10.13%
Class A with 5.75% Maximum Sales Charge	—	—	18.22	10.79	9.48
Class B at NAV	11/01/1993	12/18/1981	24.46	11.27	9.31
Class B with 5% Maximum Sales Charge	—	—	19.46	11.00	9.31
Class C at NAV	11/01/1993	12/18/1981	24.47	11.27	9.31
Class C with 1% Maximum Sales Charge	—	—	23.47	11.27	9.31
Class I at NAV	06/20/2005	12/18/1981	25.72	12.39	10.37
S&P 500 Index	—	—	32.39%	17.93%	7.40%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.07%	1.82%	1.82%	0.82%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2003	$24,382	N.A.
Class C	$10,000	12/31/2003	$24,379	N.A.
Class I	$250,000	12/31/2003	$671,245	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Dividend Builder Fund

December 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)[6]

Chevron Corp.	3.5%

Apple, Inc.	3.2

Pfizer, Inc.	3.1

Wells Fargo & Co.	2.5

Boeing Co. (The)	2.4

PNC Financial Services Group, Inc. (The)	2.4

Microsoft Corp.	2.3

JPMorgan Chase & Co.	2.2

Aflac, Inc.	2.2

LyondellBasell Industries NV, Class A	2.2

Total	26.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Dividend Builder Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 21, 2013, the Portfolio is managed by Charles B. Gaffney, who has served as a manager of the Portfolio since 2007.

5

Eaton Vance

Dividend Builder Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,132.90	$5.64	1.05%
Class B	$1,000.00	$1,129.00	$9.66	1.80%
Class C	$1,000.00	$1,129.00	$9.66	1.80%
Class I	$1,000.00	$1,135.30	$4.31	0.80%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	1.05%
Class B	$1,000.00	$1,016.10	$9.15	1.80%
Class C	$1,000.00	$1,016.10	$9.15	1.80%
Class I	$1,000.00	$1,021.20	$4.08	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Dividend Builder Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Dividend Builder Portfolio, at value (identified cost, $850,622,263)	$1,079,762,002
Receivable for Fund shares sold	473,390
Total assets	$1,080,235,392

Liabilities
Payable for Fund shares redeemed	$2,482,115
Payable to affiliates:
Distribution and service fees	349,965
Trustees’ fees	125
Accrued expenses	265,926
Total liabilities	$3,098,131
Net Assets	$1,077,137,261

Sources of Net Assets
Paid-in capital	$970,786,109
Accumulated net realized loss from Portfolio	(124,982,344)
Accumulated undistributed net investment income	2,193,757
Net unrealized appreciation from Portfolio	229,139,739
Total	$1,077,137,261

Class A Shares
Net Assets	$787,253,996
Shares Outstanding	58,599,931
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.43
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.25

Class B Shares
Net Assets	$46,262,115
Shares Outstanding	3,431,797
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.48

Class C Shares
Net Assets	$175,875,273
Shares Outstanding	13,045,264
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.48

Class I Shares
Net Assets	$67,745,877
Shares Outstanding	5,045,402
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.43

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $502,113)	$24,756,081
Interest allocated from Portfolio	7,339
Securities lending income allocated from Portfolio, net	330,782
Expenses allocated from Portfolio	(7,257,201)
Total investment income from Portfolio	$17,837,001

Expenses
Distribution and service fees
Class A	$1,946,843
Class B	479,976
Class C	1,691,315
Trustees’ fees and expenses	500
Custodian fee	45,863
Transfer and dividend disbursing agent fees	1,049,411
Legal and accounting services	45,127
Printing and postage	107,417
Registration fees	59,313
Miscellaneous	19,224
Total expenses	$5,444,989

Net investment income	$12,392,012

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$203,899,389
Written options	464,369
Foreign currency transactions	(2,326,151)
Net realized gain	$202,037,607
Change in unrealized appreciation (depreciation) —
Investments	$24,177,798
Foreign currency and forward foreign currency exchange contracts	394,800
Net change in unrealized appreciation (depreciation)	$24,572,598

Net realized and unrealized gain	$226,610,205

Net increase in net assets from operations	$239,002,217

8	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$12,392,012	$27,329,425
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	202,037,607	82,949,906
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	24,572,598	31,462,967
Net increase in net assets from operations	$239,002,217	$141,742,298
Distributions to shareholders —
From net investment income
Class A	$(11,576,511)	$(18,846,245)
Class B	(352,047)	(878,848)
Class C	(1,239,191)	(2,709,521)
Class I	(1,173,605)	(1,857,592)
Total distributions to shareholders	$(14,341,354)	$(24,292,206)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$55,281,874	$102,317,281
Class B	1,707,088	1,179,562
Class C	17,238,941	15,520,914
Class I	16,122,703	19,285,571
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,997,204	16,195,066
Class B	316,858	760,261
Class C	1,025,031	2,195,804
Class I	980,560	1,555,708
Cost of shares redeemed
Class A	(219,017,464)	(243,521,246)
Class B	(10,199,964)	(11,853,735)
Class C	(42,464,575)	(46,031,726)
Class I	(30,327,551)	(39,494,513)
Net asset value of shares exchanged
Class A	5,228,796	5,775,277
Class B	(5,228,796)	(5,775,277)
Net decrease in net assets from Fund share transactions	$(199,339,295)	$(181,891,053)

Net increase (decrease) in net assets	$25,321,568	$(64,440,961)

Net Assets
At beginning of year	$1,051,815,693	$1,116,256,654
At end of year	$1,077,137,261	$1,051,815,693

Accumulated undistributed net investment income included in net assets
At end of year	$2,193,757	$3,884,509

9	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value — Beginning of year	$10.870	$9.800	$10.050		$9.590	$8.860

Income (Loss) From Operations
Net investment income(1)	$0.158	$0.271	$0.373	(2)	$0.322	$0.358	(3)
Net realized and unrealized gain (loss)	2.582	1.039	(0.263)		0.498	0.732

Total income from operations	$2.740	$1.310	$0.110		$0.820	$1.090

Less Distributions
From net investment income	$(0.180)	$(0.240)	$(0.360)		$(0.360)	$(0.360)

Total distributions	$(0.180)	$(0.240)	$(0.360)		$(0.360)	$(0.360)

Net asset value — End of year	$13.430	$10.870	$9.800		$10.050	$9.590

Total Return(4)	25.40%	13.50%	1.12%		9.02%	12.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$787,254	$771,307	$805,556		$981,721	$1,107,722
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.06%	1.07%	1.09%		1.09%	1.19%
Net investment income	1.30%	2.59%	3.75	%(2)	3.45%	4.24	%(3)
Portfolio Turnover of the Portfolio	59%	63%	87%		100%	152%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.83%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.15%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2013

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value — Beginning of year	$10.910	$9.830	$10.070		$9.610	$8.890

Income (Loss) From Operations
Net investment income(1)	$0.068	$0.192	$0.299	(2)	$0.253	$0.294	(3)
Net realized and unrealized gain (loss)	2.590	1.048	(0.255)		0.496	0.727

Total income from operations	$2.658	$1.240	$0.044		$0.749	$1.021

Less Distributions
From net investment income	$(0.088)	$(0.160)	$(0.284)		$(0.289)	$(0.301)

Total distributions	$(0.088)	$(0.160)	$(0.284)		$(0.289)	$(0.301)

Net asset value — End of year	$13.480	$10.910	$9.830		$10.070	$9.610

Total Return(4)	24.46%	12.70%	0.45%		8.06%	12.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,262	$49,498	$59,142		$79,998	$91,836
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.81%	1.82%	1.84%		1.84%	1.94%
Net investment income	0.56%	1.82%	2.99	%(2)	2.70%	3.48	%(3)
Portfolio Turnover of the Portfolio	59%	63%	87%		100%	152%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.07%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.39%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value — Beginning of year	$10.910	$9.830	$10.080		$9.610	$8.890

Income (Loss) From Operations
Net investment income(1)	$0.067	$0.193	$0.300	(2)	$0.254	$0.298	(3)
Net realized and unrealized gain (loss)	2.592	1.047	(0.265)		0.506	0.723

Total income from operations	$2.659	$1.240	$0.035		$0.760	$1.021

Less Distributions
From net investment income	$(0.089)	$(0.160)	$(0.285)		$(0.290)	$(0.301)

Total distributions	$(0.089)	$(0.160)	$(0.285)		$(0.290)	$(0.301)

Net asset value — End of year	$13.480	$10.910	$9.830		$10.080	$9.610

Total Return(4)	24.47%	12.70%	0.36%		8.17%	12.05%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$175,875	$164,219	$174,161		$204,098	$218,955
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.81%	1.82%	1.84%		1.84%	1.94%
Net investment income	0.55%	1.83%	3.01	%(2)	2.70%	3.52	%(3)
Portfolio Turnover of the Portfolio	59%	63%	87%		100%	152%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.08%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.095 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.40%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net asset value — Beginning of year	$10.870	$9.790	$10.040		$9.580	$8.860

Income (Loss) From Operations
Net investment income(1)	$0.189	$0.296	$0.399	(2)	$0.358	$0.442	(3)
Net realized and unrealized gain (loss)	2.581	1.051	(0.264)		0.486	0.658

Total income from operations	$2.770	$1.347	$0.135		$0.844	$1.100

Less Distributions
From net investment income	$(0.210)	$(0.267)	$(0.385)		$(0.384)	$(0.380)

Total distributions	$(0.210)	$(0.267)	$(0.385)		$(0.384)	$(0.380)

Net asset value — End of year	$13.430	$10.870	$9.790		$10.040	$9.580

Total Return(4)	25.72%	13.91%	1.38%		9.18%	13.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$67,746	$66,792	$77,399		$75,487	$50,879
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.81%	0.82%	0.84%		0.84%	0.94%
Net investment income	1.55%	2.82%	4.02	%(2)	3.83%	5.08	%(3)
Portfolio Turnover of the Portfolio	59%	63%	87%		100%	152%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.092 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.09%.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.154 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.30%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Builder Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.7% at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $125,259,384 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2013.

During the year ended December 31, 2013, a capital loss carryforward of $200,612,321 was utilized to offset net realized gains by the Fund.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

14

Eaton Vance

Dividend Builder Fund

December 31, 2013

Notes to Financial Statements — continued

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$14,341,354	$24,292,206

During the year ended December 31, 2013, accumulated net realized loss was increased by $258,590 and accumulated undistributed net investment income was increased by $258,590 due to differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,193,757
Capital loss carryforward	$(125,259,384)
Net unrealized appreciation	$229,416,779

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, foreign currency transactions, investments in partnerships and option straddles.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $49,858 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $69,465 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $1,946,843 for Class A shares.

15

Eaton Vance

Dividend Builder Fund

December 31, 2013

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $359,982 and $1,268,486 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $119,994 and $422,829 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $400, $82,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,207,419 and $221,940,351, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	4,558,069	9,678,786
Issued to shareholders electing to receive payments of distributions in Fund shares	828,883	1,554,309
Redemptions	(18,143,712)	(23,087,778)
Exchange from Class B shares	430,777	545,083

Net decrease	(12,325,983)	(11,309,600)

	Year Ended December 31,
Class B	2013	2012

Sales	138,489	111,659
Issued to shareholders electing to receive payments of distributions in Fund shares	26,273	72,844
Redemptions	(840,108)	(1,123,331)
Exchange to Class A shares	(429,288)	(543,296)

Net decrease	(1,104,634)	(1,482,124)

16

Eaton Vance

Dividend Builder Fund

December 31, 2013

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2013	2012

Sales	1,416,540	1,478,110
Issued to shareholders electing to receive payments of distributions in Fund shares	84,847	210,241
Redemptions	(3,504,407)	(4,360,299)

Net decrease	(2,003,020)	(2,671,948)

	Year Ended December 31,
Class I	2013	2012

Sales	1,315,431	1,826,307
Issued to shareholders electing to receive payments of distributions in Fund shares	81,409	149,359
Redemptions	(2,496,571)	(3,735,384)

Net decrease	(1,099,731)	(1,759,718)

17

Eaton Vance

Dividend Builder Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Builder Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2014

18

Eaton Vance

Dividend Builder Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $23,956,115, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 95.7% qualifies for the corporate dividends received deduction.

19

Dividend Builder Portfolio

December 31, 2013

Portfolio of Investments

Common Stocks — 99.4%

Security	Shares	Value

Aerospace & Defense — 4.7%
Boeing Co. (The)	190,000	$25,933,100
Lockheed Martin Corp.	42,000	6,243,720
United Technologies Corp.	165,000	18,777,000

		$50,953,820

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.(1)	180,000	$10,501,200

		$10,501,200

Beverages — 0.8%
PepsiCo, Inc.	105,000	$8,708,700

		$8,708,700

Biotechnology — 1.0%
Amgen, Inc.	93,500	$10,673,960

		$10,673,960

Capital Markets — 0.6%
Blackstone Group LP (The)	201,000	$6,331,500

		$6,331,500

Chemicals — 6.2%
Cytec Industries, Inc.	75,000	$6,987,000
E.I. du Pont de Nemours & Co.	300,000	19,491,000
LyondellBasell Industries NV, Class A	290,000	23,281,200
Monsanto Co.	150,000	17,482,500

		$67,241,700

Commercial Banks — 5.9%
PNC Financial Services Group, Inc. (The)	332,000	$25,756,560
Regions Financial Corp.	1,100,000	10,879,000
Wells Fargo & Co.	591,672	26,861,909

		$63,497,469

Communications Equipment — 1.6%
Cisco Systems, Inc.	357,000	$8,014,650
QUALCOMM, Inc.	130,000	9,652,500

		$17,667,150

Computers & Peripherals — 4.7%
Apple, Inc.	61,000	$34,227,710
Hewlett-Packard Co.	585,000	16,368,300

		$50,596,010

Security	Shares	Value

Consumer Finance — 1.3%
Discover Financial Services	250,000	$13,987,500

		$13,987,500

Diversified Financial Services — 6.1%
Bank of America Corp.	1,420,000	$22,109,400
Citigroup, Inc.	385,000	20,062,350
JPMorgan Chase & Co.	404,900	23,678,552

		$65,850,302

Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	446,000	$21,916,440

		$21,916,440

Electric Utilities — 1.8%
Edison International	120,000	$5,556,000
NextEra Energy, Inc.	160,000	13,699,200

		$19,255,200

Electrical Equipment — 1.1%
Emerson Electric Co.	175,000	$12,281,500

		$12,281,500

Electronic Equipment, Instruments & Components — 1.8%
Corning, Inc.	1,080,000	$19,245,600

		$19,245,600

Food & Staples Retailing — 1.8%
Costco Wholesale Corp.	90,000	$10,710,900
Wal-Mart Stores, Inc.	108,000	8,498,520

		$19,209,420

Food Products — 3.2%
Hershey Co. (The)	140,000	$13,612,200
Kraft Foods Group, Inc.	59,000	3,181,280
Mondelez International, Inc., Class A	505,000	17,826,500

		$34,619,980

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	280,000	$10,732,400
Covidien PLC	166,000	11,304,600

		$22,037,000

20	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.0%
McDonald’s Corp.	219,000	$21,249,570

		$21,249,570

Household Durables — 0.5%
Mohawk Industries, Inc.(2)	40,000	$5,956,000

		$5,956,000

Household Products — 2.5%
Procter & Gamble Co.	130,000	$10,583,300
Svenska Cellulosa AB, Class B	530,000	16,328,160

		$26,911,460

Industrial Conglomerates — 1.0%
General Electric Co.	378,000	$10,595,340

		$10,595,340

Insurance — 2.2%
Aflac, Inc.	350,000	$23,380,000

		$23,380,000

IT Services — 3.6%
Accenture PLC, Class A	140,000	$11,510,800
International Business Machines Corp.	27,000	5,064,390
Visa, Inc., Class A	102,000	22,713,360

		$39,288,550

Media — 3.8%
Comcast Corp., Class A	425,000	$22,085,125
Lions Gate Entertainment Corp.(1)	255,000	8,073,300
Walt Disney Co. (The)	146,000	11,154,400

		$41,312,825

Metals & Mining — 0.7%
Freeport-McMoRan Copper & Gold, Inc.	200,000	$7,548,000

		$7,548,000

Multi-Utilities — 1.0%
Sempra Energy	125,000	$11,220,000

		$11,220,000

Multiline Retail — 0.5%
Macy’s, Inc.	105,000	$5,607,000

		$5,607,000

Security	Shares	Value

Oil, Gas & Consumable Fuels — 10.8%
Chevron Corp.	302,000	$37,722,820
ConocoPhillips	265,000	18,722,250
Exxon Mobil Corp.	172,000	17,406,400
Kinder Morgan, Inc.	300,000	10,800,000
Occidental Petroleum Corp.	221,000	21,017,100
Phillips 66	144,000	11,106,720

		$116,775,290

Paper & Forest Products — 0.3%
International Paper Co.	66,000	$3,235,980

		$3,235,980

Pharmaceuticals — 9.4%
AbbVie, Inc.	205,000	$10,826,050
Merck & Co., Inc.	360,000	18,018,000
Pfizer, Inc.	1,101,000	33,723,630
Roche Holding AG PC	65,000	18,208,201
Sanofi	201,000	21,465,753

		$102,241,634

Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp.	198,786	$15,867,098
AvalonBay Communities, Inc.	46,072	5,447,093
Simon Property Group, Inc.	34,000	5,173,440

		$26,487,631

Road & Rail — 1.1%
CSX Corp.	397,000	$11,421,690

		$11,421,690

Semiconductors & Semiconductor Equipment — 1.8%
Analog Devices, Inc.	107,672	$5,483,735
Intel Corp.	332,000	8,618,720
NXP Semiconductors NV(2)	122,000	5,603,460

		$19,705,915

Software — 2.3%
Microsoft Corp.	670,000	$25,078,100

		$25,078,100

Specialty Retail — 2.8%
Home Depot, Inc. (The)	225,000	$18,526,500
Ross Stores, Inc.	153,000	11,464,290

		$29,990,790

21	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 2.5%
Altria Group, Inc.	136,000	$5,221,040
Reynolds American, Inc.	440,000	21,995,600

		$27,216,640

Wireless Telecommunication Services — 0.6%
Vodafone Group PLC ADR	160,000	$6,289,600

		$6,289,600

Total Common Stocks (identified cost $846,492,372)		$1,076,086,466

Short-Term Investments — 0.4%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 0.03%(3)(4)	$4,398	$4,398,184
Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	49	48,660

Total Short-Term Investments (identified cost $4,446,844)		$4,446,844

Total Investments (identified cost $850,939,216)		$1,080,533,310

Other Assets, Less Liabilities — 0.2%		$2,009,632

Net Assets — 100.0%		$1,082,542,942

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	All or a portion of this security was on loan at December 31, 2013.

(2)	Non-income producing security.

(3)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2013. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	91.0%	$985,375,892
Ireland	2.1	22,815,400
France	2.0	21,465,753
Switzerland	1.7	18,208,201
Sweden	1.5	16,328,160
United Kingdom	0.6	6,289,600
Netherlands	0.5	5,603,460

Common Stocks	99.4%	$1,076,086,466
Short-Term Investments	0.4	4,446,844

Total Investments	99.8%	$1,080,533,310

22	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value including $4,306,532 of securities on loan (identified cost, $846,492,372)	$1,076,086,466
Affiliated investments, at value (identified cost, $4,446,844)	4,446,844
Cash	73,835
Restricted cash*	330,000
Foreign currency, at value (identified cost, $343,605)	343,044
Dividends receivable	1,779,930
Interest receivable from affiliated investment	148
Receivable for investments sold	27,478,025
Receivable for open forward foreign currency exchange contracts	117,876
Securities lending income receivable	4,966
Tax reclaims receivable	1,743,251
Total assets	$1,112,404,385

Liabilities
Demand note payable	$400,000
Collateral for securities loaned	4,398,184
Payable for investments purchased	24,364,262
Payable to affiliates:
Investment adviser fee	573,956
Trustees’ fees	10,545
Accrued expenses	114,496
Total liabilities	$29,861,443
Net Assets applicable to investors’ interest in Portfolio	$1,082,542,942

Sources of Net Assets
Investors’ capital	$852,646,968
Net unrealized appreciation	229,895,974
Total	$1,082,542,942

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

23	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $504,399)	$24,860,611
Securities lending income, net	332,281
Interest allocated from affiliated investment	7,370
Expenses allocated from affiliated investment	(774)
Total investment income	$25,199,488

Expenses
Investment adviser fee	$6,792,954
Trustees’ fees and expenses	41,537
Custodian fee	286,942
Legal and accounting services	73,107
Miscellaneous	92,096
Total expenses	$7,286,636
Deduct —
Reduction of custodian fee	$17
Total expense reductions	$17

Net expenses	$7,286,619

Net investment income	$17,912,869

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$204,410,573
Investment transactions allocated from affiliated investments	232
Written options	465,531
Foreign currency and forward foreign currency exchange contract transactions	(2,337,784)
Net realized gain	$202,538,552
Change in unrealized appreciation (depreciation) —
Investments	$24,505,292
Foreign currency and forward foreign currency exchange contracts	396,207
Net change in unrealized appreciation (depreciation)	$24,901,499

Net realized and unrealized gain	$227,440,051

Net increase in net assets from operations	$245,352,920

24	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$17,912,869	$33,356,474
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	202,538,552	82,921,462
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	24,901,499	31,922,072
Net increase in net assets from operations	$245,352,920	$148,200,008
Capital transactions —
Contributions	$2,255,727	$24,982,266
Withdrawals	(225,289,270)	(235,644,672)
Net decrease in net assets from capital transactions	$(223,033,543)	$(210,662,406)

Net increase (decrease) in net assets	$22,319,377	$(62,462,398)

Net Assets
At beginning of year	$1,060,223,565	$1,122,685,963
At end of year	$1,082,542,942	$1,060,223,565

25	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2013	2012	2011		2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.68%	0.68%	0.67%		0.67%	0.68%
Net investment income	1.67%	2.97%	4.16	%(2)	3.87%	4.76	%(3)
Portfolio Turnover	59%	63%	87%		100%	152%

Total Return	25.87%	13.93%	1.55%		9.47%	13.45%

Net assets, end of year (000’s omitted)	$1,082,543	$1,060,224	$1,122,686		$1,345,777	$1,474,192

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Includes special dividends equal to 0.93% of average daily net assets.

(3)	Includes special dividends equal to 1.10% of average daily net assets.

26	See Notes to Financial Statements.

Dividend Builder Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Dividend Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Dividend Builder Fund held a 99.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share

27

Dividend Builder Portfolio

December 31, 2013

Notes to Financial Statements — continued

of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates on daily net assets of $3 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of interest holders of the Portfolio. For the year ended December 31, 2013, the Portfolio’s investment adviser fee amounted to $6,792,954 or 0.63% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

28

Dividend Builder Portfolio

December 31, 2013

Notes to Financial Statements — continued

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $626,946,506 and $833,537,721, respectively, for the year ended December 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$851,030,047

Gross unrealized appreciation	$232,895,298
Gross unrealized depreciation	(3,392,035)

Net unrealized appreciation	$229,503,263

The net unrealized appreciation on foreign currency and forward foreign currency exchange contracts at December 31, 2013 on a federal income tax basis was $184,004.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at December 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

1/31/14	Euro 9,248,000	United States Dollar 12,763,812	Citibank NA	$ 41,512	$—	$41,512
1/31/14	Euro 9,248,000	United States Dollar 12,763,720	Standard Chartered Bank	41,419	—	41,419
1/31/14	Euro 9,248,000	United States Dollar 12,757,246	State Street Bank and Trust Co.	34,945	—	34,945

				$117,876	$—	$117,876

29

Dividend Builder Portfolio

December 31, 2013

Notes to Financial Statements — continued

Written options activity for the year ended December 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	—	$—
Options written	11,185	705,139
Options terminated in closing purchase transactions	(710)	(47,800)
Options expired	(10,475)	(657,339)

Outstanding, end of year	—	$—

At December 31, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity price risk: During the year ended December 31, 2013, the Portfolio entered into written option transactions on individual securities to seek return and to seek to hedge against fluctuations in securities prices.

Foreign exchange risk: The Portfolio holds foreign currency denominated investments and the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At December 31, 2013 the Portfolio had no open derivatives with credit-related contingent features in a net liability position. The aggregate fair value of assets pledged as collateral by the Portfolio was $330,000 at December 31, 2013.

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at December 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$117,876	(1)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the

30

Dividend Builder Portfolio

December 31, 2013

Notes to Financial Statements — continued

table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of December 31, 2013.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank NA	$41,512	$—	$—	$—	$41,512
Standard Chartered Bank	41,419	—	—	—	41,419
State Street Bank and Trust Co.	34,945	—	—	—	34,945

	$117,876	$—	$—	$—	$117,876

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

Information with respect to securities on loan at December 31, 2013 is included at Note 8.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended December 31, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Written options	$465,531	$—
Foreign Exchange	Forward foreign currency exchange contracts	(2,542,488)	365,298

Total		$(2,076,957)	$365,298

(1)	Statement of Operations location: Net realized gain (loss) – Written options and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended December 31, 2013, which is indicative of the volume of this derivative type, was approximately $76,666,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At December 31, 2013, the Portfolio had a balance outstanding pursuant to this line of credit of $400,000 at an interest rate of 1.08%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at December 31, 2013. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 9) at December 31, 2013. The Portfolio’s average borrowings or allocated fees during the year ended December 31, 2013 were not significant.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve

31

Dividend Builder Portfolio

December 31, 2013

Notes to Financial Statements — continued

the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

8  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2013 amounted to $114,077.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At December 31, 2013, the value of the securities loaned and the value of the collateral received, which exceeded the value of securities loaned, amounted to $4,306,532 and $4,398,184, respectively. The carrying amount of the liability for collateral for securities loaned at December 31, 2013 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at December 31, 2013.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

32

Dividend Builder Portfolio

December 31, 2013

Notes to Financial Statements — continued

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$104,116,185	$—		$—	$104,116,185
Consumer Staples	100,338,040	16,328,160		—	116,666,200
Energy	116,775,290	—		—	116,775,290
Financials	199,534,402	—		—	199,534,402
Health Care	95,278,640	39,673,954		—	134,952,594
Industrials	95,753,550	—		—	95,753,550
Information Technology	171,581,325	—		—	171,581,325
Materials	78,025,680	—		—	78,025,680
Telecommunication Services	28,206,040	—		—	28,206,040
Utilities	30,475,200	—		—	30,475,200

Total Common Stocks	$1,020,084,352	$56,002,114	*	$—	$1,076,086,466

Short-Term Investments	$—	$4,446,844		$—	$4,446,844

Total Investments	$1,020,084,352	$60,448,958		$—	$1,080,533,310

Forward Foreign Currency Exchange Contracts	$—	$117,876		$—	$117,876

Total	$1,020,084,352	$60,566,834		$—	$1,080,651,186

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

33

Dividend Builder Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Dividend Builder Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Builder Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Builder Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2014

34

Eaton Vance

Dividend Builder Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Dividend Builder Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

35

Eaton Vance

Dividend Builder Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Charles B. Gaffney 1972	President of the Portfolio	Since 2013	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

36

Eaton Vance

Dividend Builder Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Dividend Builder Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Dividend Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

159 12.31.13

Eaton Vance

Greater India Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Greater India Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 29

Federal Tax Information	19

Management and Organization	30

Important Notices	33

Eaton Vance

Greater India Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended December 31, 2013, the S&P Bombay Stock Exchange 100 Index2 declined 4.73% in U.S. dollar terms, although it rose in Indian rupee (INR) terms. The INR depreciated markedly during the period despite net inflows from foreign institutional investors. The May 2013 comments by the U.S. Federal Reserve (the Fed) about possible tapering of monetary stimulus created heightened volatility in emerging-market currencies, particularly in countries such as India that have high current account deficits.

India’s macroeconomic position was better in the first half of the 12-month period, with inflation and global commodity prices falling; the Reserve Bank of India (RBI) cut interest rates, and the government announced some reforms. As gold and oil constitute a sizable portion of India’s total imports, the fall in commodity prices made the fall in inflation more pronounced, resulting in a continued rate cut cycle and also a decline in the current account deficit. Although GDP growth was slowing, macro conditions were improving significantly. The stage seemed to be set for strengthening of the currency and for major cuts in interest rates.

However, the outlook changed dramatically in late May 2013, when the Fed first raised the possibility of “tapering.” The INR weakened sharply, leading to U.S. dollar outflows from both the equity and debt markets. The currency depreciation continued through the end of August 2013, and India’s 10-year government bond yield spiked. For regulators, controlling the currency depreciation took priority over growth. The RBI took steps to tighten liquidity in the banking system and bring the INR back to fair value. Inflation also inched up due to rising commodity, food and vegetable prices.

After weak performance in the third quarter of 2013, however, the equity market rebounded from September 2013 onward. The new RBI governor’s efforts to curb currency depreciation helped the INR to recover somewhat. The market also benefited from improved liquidity in global markets and support for election candidate Narendra Modi. The election results of the four state assemblies raised investors’ hopes of the reform-oriented Bharatiya Janata Party returning to power in the May 2014 general election. In addition, the RBI governor halted interest-rate increases in December 2013 after recognizing that the reason for high inflation was high food and vegetable prices, which cannot be controlled by raising rates. This was a positive surprise for the market.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Greater India Fund (the Fund) had a total return of -10.04% for Class A shares at net asset value (NAV), underperforming the -4.73% return of the Fund’s benchmark, the S&P Bombay Stock Exchange 100 Index (the Index).

The Fund’s performance relative to the Index was negatively impacted by the Fund’s overweight position in the financials sector, which underperformed the overall Index for the 12-month period. Management initially held this overweight position due to the seeming visibility of future interest-rate cuts. However, the financials sector suffered in July and August 2013 amid fears of possible Fed tapering and because of a sharp increase in bond yields. As a result, the Fund subsequently reduced its weighting in financials from overweight to neutral. The Fund’s performance versus the Index was also restrained by certain mid-cap stocks, as the S&P BSE MidCap Index underperformed the overall Index. However, management remained confident regarding the fundamentals of the mid-cap stocks in the Fund’s portfolio and therefore continued to hold them.

On the positive side, the Fund’s overweight position in the information technology sector contributed to performance versus the Index for the 12-month period. The Fund’s underweight positions in the utilities and materials sectors also aided performance relative to the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Greater India Fund

December 31, 2013

Performance2,3

Portfolio Manager Christopher Darling, BMO Global Asset Management (Asia) Limited (BMO GAM (Asia))

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/02/1994	05/02/1994	–10.04%	10.67%	7.63%
Class A with 5.75% Maximum Sales Charge	—	—	–15.19	9.36	7.00
Class B at NAV	05/02/1994	05/02/1994	–10.66	9.97	7.04
Class B with 5% Maximum Sales Charge	—	—	–15.13	9.69	7.04
Class C at NAV	07/07/2006	05/02/1994	–10.69	9.98	7.07
Class C with 1% Maximum Sales Charge	—	—	–11.58	9.98	7.07
Class I at NAV	10/01/2009	05/02/1994	–9.83	10.98	7.78
S&P Bombay Stock Exchange 100 Index	—	—	–4.73%	13.09%	11.19%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		2.04%	2.74%	2.74%	1.74%
Net		1.88	2.58	2.58	1.58

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2003	$19,764	N.A.
Class C	$10,000	12/31/2003	$19,802	N.A.
Class I	$250,000	12/31/2003	$529,343	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Greater India Fund

December 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Tata Consultancy Services, Ltd.	6.9%

ITC, Ltd.	6.4

ICICI Bank, Ltd.	6.0

Infosys, Ltd.	5.5

HDFC Bank, Ltd.	5.5

Housing Development Finance Corp., Ltd.	5.4

HCL Technologies, Ltd.	5.0

Larsen & Toubro, Ltd.	3.7

Mahindra & Mahindra, Ltd.	3.0

Lupin, Ltd.	2.7

Total	50.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater India Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P Bombay Stock Exchange 100 Index is an unmanaged index of 100 common stocks traded in the India market. S&P BSE MidCap Index, a composite mid-cap index, is designed to measure the performance of the full mid-cap universe of companies listed at BSE Ltd. (formerly, Bombay Stock Exchange Ltd.). Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class C is linked to Class B and the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective December 9, 2013, Lloyd George Management (Hong Kong) Limited (LGM-HK), sub-adviser to the Greater India Portfolio (in which the Fund invests), was renamed BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)).

5

Eaton Vance

Greater India Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,027.30	$9.61	**	1.88%
Class B	$1,000.00	$1,023.70	$13.16	**	2.58%
Class C	$1,000.00	$1,023.70	$13.16	**	2.58%
Class I	$1,000.00	$1,028.40	$8.08	**	1.58%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.70	$9.55	**	1.88%
Class B	$1,000.00	$1,012.20	$13.09	**	2.58%
Class C	$1,000.00	$1,012.20	$13.09	**	2.58%
Class I	$1,000.00	$1,017.20	$8.03	**	1.58%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Greater India Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Greater India Portfolio, at value (identified cost, $195,975,512)	$231,167,522
Receivable for Fund shares sold	536,719
Receivable from affiliates	983
Total assets	$231,705,224

Liabilities
Payable for Fund shares redeemed	$2,256,771
Payable to affiliates:
Administration fee	29,472
Distribution and service fees	87,933
Trustees’ fees	125
Accrued expenses	129,918
Total liabilities	$2,504,219
Net Assets	$229,201,005

Sources of Net Assets
Paid-in capital	$344,405,069
Accumulated net realized loss from Portfolio	(150,065,907)
Accumulated net investment loss	(330,167)
Net unrealized appreciation from Portfolio	35,192,010
Total	$229,201,005

Class A Shares
Net Assets	$154,207,001
Shares Outstanding	7,719,129
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$19.98
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$21.20

Class B Shares
Net Assets	$31,335,962
Shares Outstanding	1,772,652
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.68

Class C Shares
Net Assets	$24,748,573
Shares Outstanding	1,397,008
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.72

Class I Shares
Net Assets	$18,909,469
Shares Outstanding	933,154
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$20.26

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $3,349)	$5,268,029
Interest allocated from Portfolio	142
Miscellaneous income	2,558
Expenses allocated from Portfolio	(3,654,734)
Total investment income	$1,615,995

Expenses
Administration fee	$419,131
Distribution and service fees
Class A	554,970
Class B	421,386
Class C	311,056
Trustees’ fees and expenses	500
Custodian fee	32,236
Transfer and dividend disbursing agent fees	515,387
Legal and accounting services	27,539
Printing and postage	73,330
Registration fees	53,423
Miscellaneous	15,447
Total expenses	$2,424,405
Deduct —
Allocation of expenses to affiliates	$383,459
Total expense reductions	$383,459

Net expenses	$2,040,946

Net investment loss	$(424,951)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(3,674,951)
Foreign currency transactions	(898,620)
Net realized loss	$(4,573,571)
Change in unrealized appreciation (depreciation) —
Investments	$(31,508,039)
Foreign currency	(126,505)
Net change in unrealized appreciation (depreciation)	$(31,634,544)

Net realized and unrealized loss	$(36,208,115)

Net decrease in net assets from operations	$(36,633,066)

8	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(424,951)	$(1,870,450)
Net realized loss from investment and foreign currency transactions	(4,573,571)	(4,329,386)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(31,634,544)	98,103,295
Net increase (decrease) in net assets from operations	$(36,633,066)	$91,903,459
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$13,664,215	$19,356,133
Class B	357,678	724,597
Class C	2,066,565	2,629,889
Class I	7,225,628	10,675,807
Cost of shares redeemed
Class A	(75,043,540)	(78,785,944)
Class B	(14,938,135)	(17,522,704)
Class C	(12,997,433)	(15,115,875)
Class I	(14,517,866)	(11,879,481)
Net asset value of shares exchanged
Class A	5,254,012	6,304,570
Class B	(5,254,012)	(6,304,570)
Net decrease in net assets from Fund share transactions	$(94,182,888)	$(89,917,578)

Net increase (decrease) in net assets	$(130,815,954)	$1,985,881

Net Assets
At beginning of year	$360,016,959	$358,031,078
At end of year	$229,201,005	$360,016,959

Accumulated net investment loss included in net assets
At end of year	$(330,167)	$(4,859,738)

9	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013		2012		2011		2010	2009
Net asset value — Beginning of year	$22.210		$17.240		$28.220		$23.350	$12.050

Income (Loss) From Operations
Net investment income (loss)(1)	$0.002		$(0.064)		$(0.120)		$(0.208)	$(0.157)
Net realized and unrealized gain (loss)	(2.232)		5.034		(10.823)		5.077	11.456

Total income (loss) from operations	$(2.230)		$4.970		$(10.943)		$4.869	$11.299

Less Distributions
From net investment income	$—		$—		$(0.037)		$—	$—

Total distributions	$—		$—		$(0.037)		$—	$—

Redemption fees(1)(2)	$—		$—		$—		$0.001	$0.001

Net asset value — End of year	$19.980		$22.210		$17.240		$28.220	$23.350

Total Return(3)	(10.04)%		28.83%		(38.80)%		20.81%	93.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$154,207		$233,906		$227,581		$552,831	$508,035
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.88	%(6)	1.88	%(6)	1.93	%(6)	1.97%	2.23%
Net investment income (loss)	0.01%		(0.32)%		(0.51)%		(0.83)%	(0.91)%
Portfolio Turnover of the Portfolio	42%		65%		49%		59%	63%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2013

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2013		2012		2011		2010	2009
Net asset value — Beginning of year	$19.790		$15.470		$25.500		$21.230	$11.000

Income (Loss) From Operations
Net investment loss(1)	$(0.123)		$(0.184)		$(0.250)		$(0.323)	$(0.222)
Net realized and unrealized gain (loss)	(1.987)		4.504		(9.743)		4.592	10.451

Total income (loss) from operations	$(2.110)		$4.320		$(9.993)		$4.269	$10.229

Less Distributions
From net investment income	$—		$—		$(0.037)		$—	$—

Total distributions	$—		$—		$(0.037)		$—	$—

Redemption fees(1)(2)	$—		$—		$—		$0.001	$0.001

Net asset value — End of year	$17.680		$19.790		$15.470		$25.500	$21.230

Total Return(3)	(10.66)%		27.92%		(39.21)%		20.07%	92.82%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,336		$57,303		$64,624		$142,604	$134,386
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.58	%(6)	2.58	%(6)	2.61	%(6)	2.58%	2.73%
Net investment loss	(0.68)%		(1.03)%		(1.18)%		(1.42)%	(1.42)%
Portfolio Turnover of the Portfolio	42%		65%		49%		59%	63%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013		2012		2011		2010	2009
Net asset value — Beginning of year	$19.840		$15.500		$25.550		$21.270	$11.030

Income (Loss) From Operations
Net investment loss(1)	$(0.122)		$(0.182)		$(0.249)		$(0.325)	$(0.227)
Net realized and unrealized gain (loss)	(1.998)		4.522		(9.764)		4.604	10.466

Total income (loss) from operations	$(2.120)		$4.340		$(10.013)		$4.279	$10.239

Less Distributions
From net investment income	$—		$—		$(0.037)		$—	$—

Total distributions	$—		$—		$(0.037)		$—	$—

Redemption fees(1)(2)	$—		$—		$—		$0.001	$0.001

Net asset value — End of year	$17.720		$19.840		$15.500		$25.550	$21.270

Total Return(3)	(10.69)%		28.00%		(39.23)%		20.12%	92.84%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,749		$40,193		$42,307		$93,865	$74,778
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.58	%(6)	2.58	%(6)	2.61	%(6)	2.58%	2.73%
Net investment loss	(0.68)%		(1.01)%		(1.17)%		(1.43)%	(1.42)%
Portfolio Turnover of the Portfolio	42%		65%		49%		59%	63%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,							Period Ended December 31, 2009(1)
	2013		2012		2011		2010
Net asset value — Beginning of period	$22.460		$17.380		$28.360		$23.380	$21.550

Income (Loss) From Operations
Net investment income (loss)(2)	$0.057		$(0.015)		$(0.018)		$(0.093)	$(0.071)
Net realized and unrealized gain (loss)	(2.257)		5.095		(10.925)		5.072	1.901

Total income (loss) from operations	$(2.200)		$5.080		$(10.943)		$4.979	$1.830

Less Distributions
From net investment income	$—		$—		$(0.037)		$—	$—

Total distributions	$—		$—		$(0.037)		$—	$—

Redemption fees(2)(3)	$—		$—		$—		$0.001	$0.000	(4)

Net asset value — End of period	$20.260		$22.460		$17.380		$28.360	$23.380

Total Return(5)	(9.83)%		29.29%		(38.62)%		21.30%	8.49	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,909		$28,616		$23,520		$44,125	$29,502
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.58	%(9)	1.58	%(9)	1.61	%(9)	1.57%	1.73	%(10)
Net investment income (loss)	0.28%		(0.07)%		(0.08)%		(0.37)%	(1.25	)%(10)
Portfolio Turnover of the Portfolio	42%		65%		49%		59%	63	%(11)

(1)	For the period from the commencement of operations, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2013, 2012 and 2011, respectively). Absent this subsidy, total return would be lower.

(10)	Annualized.

(11)	For the Portfolio’s year ended December 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $104,847,775 and deferred capital losses of $44,736,273 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2017. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

Additionally, at December 31, 2013, the Fund had a late year ordinary loss of $330,167, related to certain specified losses realized after October 31, 2013, which it has elected to defer to the following taxable year pursuant to income tax regulations.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

14

Eaton Vance

Greater India Fund

December 31, 2013

Notes to Financial Statements — continued

express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended December 31, 2013, accumulated net realized loss was increased by $85,852, accumulated net investment loss was decreased by $4,954,522 and paid-in capital was decreased by $4,868,670 due to differences between book and tax accounting, primarily for net operating losses, investments in passive foreign investment companies and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryfoward and deferred capital losses	$(149,584,048)
Late year ordinary losses	$(330,167)
Net unrealized appreciation	$34,710,151

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2013, the administration fee amounted to $419,131. In addition, investment adviser fees are paid by the Portfolio to Boston Management and Research (BMR), a subsidiary of EVM, and sub-adviser fees are paid by BMR to BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) (formerly, Lloyd George Management (Hong Kong) Limited (LGM-HK)). See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

BMR and BMO GAM (Asia) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.88%, 2.58%, 2.58% and 1.58% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2014. Pursuant to this agreement, BMR and BMO GAM (Asia) were allocated $383,459 in total of the Fund’s operating expenses for the year ended December 31, 2013. Such reimbursement was shared equally by BMR and BMO GAM (Asia). EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $32,366 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,779 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

15

Eaton Vance

Greater India Fund

December 31, 2013

Notes to Financial Statements — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $554,970 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $316,039 and $233,292 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $105,347 and $77,764 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $3,000, $68,000 and $4,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,929,264 and $99,663,840, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	709,805	957,877
Redemptions	(3,790,005)	(3,938,055)
Exchange from Class B shares	269,595	308,341

Net decrease	(2,810,605)	(2,671,837)

	Year Ended December 31,
Class B	2013	2012

Sales	19,422	39,544
Redemptions	(837,805)	(977,969)
Exchange to Class A shares	(303,808)	(344,313)

Net decrease	(1,122,191)	(1,282,738)

16

Eaton Vance

Greater India Fund

December 31, 2013

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2013	2012

Sales	113,610	145,875
Redemptions	(742,730)	(848,640)

Net decrease	(629,120)	(702,765)

	Year Ended December 31,
Class I	2013	2012

Sales	360,330	507,322
Redemptions	(700,963)	(586,700)

Net decrease	(340,633)	(79,378)

17

Eaton Vance

Greater India Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater India Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

18

Eaton Vance

Greater India Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of the foreign tax credit.

Foreign Tax Credit.  The Fund paid foreign taxes of $3,349 and recognized foreign source income of $5,271,378.

19

Greater India Portfolio

December 31, 2013

Portfolio of Investments

Common Stocks — 99.0%

Security	Shares	Value

India — 99.0%

Auto Components — 1.0%
Exide Industries, Ltd.	1,221,632	$2,431,117

		$2,431,117

Automobiles — 10.7%
Bajaj Auto, Ltd.	149,153	$4,599,139
Hero MotoCorp, Ltd.	110,170	3,702,743
Mahindra & Mahindra, Ltd.	454,345	6,927,412
Maruti Suzuki India, Ltd.	190,665	5,441,288
Tata Motors, Ltd.	291,000	1,780,272
Tata Motors, Ltd., Class A	765,110	2,380,995

		$24,831,849

Commercial Banks — 16.0%
Federal Bank, Ltd.	2,670,335	$3,642,251
HDFC Bank, Ltd.	1,165,607	12,605,134
ICICI Bank, Ltd.	775,764	13,860,301
State Bank of India	139,180	3,972,048
Yes Bank, Ltd.	469,870	2,827,253

		$36,906,987

Construction & Engineering — 3.7%
Larsen & Toubro, Ltd.	487,303	$8,454,842

		$8,454,842

Construction Materials — 1.2%
Shree Cement, Ltd.	39,526	$2,736,646

		$2,736,646

Consumer Finance — 2.1%
Shriram Transport Finance Co., Ltd.	440,213	$4,775,938

		$4,775,938

Diversified Financial Services — 0.8%
IDFC, Ltd.	1,097,359	$1,955,532

		$1,955,532

Food Products — 2.9%
McLeod Russel India, Ltd.	840,393	$4,351,608
Nestle India, Ltd.	28,200	2,408,052

		$6,759,660

Security	Shares	Value

Industrial Conglomerates — 2.5%
Aditya Birla Nuvo, Ltd.	287,630	$5,773,532

		$5,773,532

IT Services — 17.4%
HCL Technologies, Ltd.	564,714	$11,567,532
Infosys, Ltd.	226,703	12,766,008
Tata Consultancy Services, Ltd.	451,454	15,882,898

		$40,216,438

Life Sciences Tools & Services — 1.1%
Divi’s Laboratories, Ltd.	131,034	$2,589,163

		$2,589,163

Media — 1.7%
Dish TV India, Ltd.(1)	3,955,972	$3,882,820

		$3,882,820

Oil, Gas & Consumable Fuels — 4.4%
Bharat Petroleum Corp., Ltd.	747,730	$4,210,889
Oil & Natural Gas Corp., Ltd.	854,160	3,994,576
Reliance Industries, Ltd.	132,670	1,920,474

		$10,125,939

Personal Products — 1.7%
Colgate-Palmolive (India), Ltd.	176,820	$3,856,084

		$3,856,084

Pharmaceuticals — 10.0%
Cadila Healthcare, Ltd.	300,270	$3,970,502
Dr. Reddy’s Laboratories, Ltd.	140,590	5,754,897
Glenmark Pharmaceuticals, Ltd.	429,720	3,708,055
Lupin, Ltd.	428,644	6,287,479
Sun Pharmaceutical Industries, Ltd.	358,390	3,292,442

		$23,013,375

Real Estate Management & Development — 2.0%
Prestige Estates Projects, Ltd.	879,381	$2,306,415
Sobha Developers, Ltd.	472,474	2,383,692

		$4,690,107

20	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 4.6%
Bata India, Ltd.	334,674	$5,707,154
Titan Industries, Ltd.	1,345,223	4,997,714

		$10,704,868

Thrifts & Mortgage Finance — 7.3%
Housing Development Finance Corp., Ltd.	968,240	$12,519,193
LIC Housing Finance, Ltd.	1,210,130	4,301,946

		$16,821,139

Tobacco — 6.4%
ITC, Ltd.	2,831,789	$14,707,044

		$14,707,044

Wireless Telecommunication Services — 1.5%
Bharti Airtel, Ltd.	655,370	$3,505,998

		$3,505,998

Total India (identified cost $193,257,480)		$228,739,078

Total Common Stocks (identified cost $193,257,480)		$228,739,078

Short-Term Investments — 0.0%(2)

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 1/2/14	$85	$85,073

Total Short-Term Investments (identified cost $85,073)		$85,073

Total Investments — 99.0% (identified cost $193,342,553)		$228,824,151

Other Assets, Less Liabilities — 1.0%		$2,344,350

Net Assets — 100.0%		$231,168,501

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

21	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investments, at value (identified cost, $193,342,553)	$228,824,151
Foreign currency, at value (identified cost, $72,790)	72,873
Receivable for investments sold	2,876,483
Receivable for foreign taxes	1,029,194
Total assets	$232,802,701

Liabilities
Demand note payable	$1,300,000
Payable to affiliates:
Investment adviser fee	217,099
Trustees’ fees	2,820
Accrued expenses	114,281
Total liabilities	$1,634,200
Net Assets applicable to investors’ interest in Portfolio	$231,168,501

Sources of Net Assets
Investors’ capital	$196,041,890
Net unrealized appreciation	35,126,611
Total	$231,168,501

22	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $3,349)	$5,268,048
Interest	142
Total investment income	$5,268,190

Expenses
Investment adviser fee	$3,082,670
Trustees’ fees and expenses	12,175
Custodian fee	474,249
Legal and accounting services	74,762
Miscellaneous	10,899
Total expenses	$3,654,755
Deduct —
Reduction of custodian fee	$8
Total expense reductions	$8

Net expenses	$3,654,747

Net investment income	$1,613,443

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,674,978)
Foreign currency transactions	(898,623)
Net realized loss	$(4,573,601)
Change in unrealized appreciation (depreciation) —
Investments	$(31,508,118)
Foreign currency	(126,505)
Net change in unrealized appreciation (depreciation)	$(31,634,623)

Net realized and unrealized loss	$(36,208,224)

Net decrease in net assets from operations	$(34,594,781)

23	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$1,613,443	$839,332
Net realized loss from investment and foreign currency transactions	(4,573,601)	(4,329,400)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(31,634,623)	98,103,553
Net increase (decrease) in net assets from operations	$(34,594,781)	$94,613,485
Capital transactions —
Contributions	$3,929,264	$8,943,098
Withdrawals	(99,663,840)	(103,183,277)
Net decrease in net assets from capital transactions	$(95,734,576)	$(94,240,179)

Net increase (decrease) in net assets	$(130,329,357)	$373,306

Net Assets
At beginning of year	$361,497,858	$361,124,552
At end of year	$231,168,501	$361,497,858

24	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.31%	1.33%	1.27%	1.19%	1.22%
Net investment income (loss)	0.58%	0.22%	0.15%	(0.04)%	0.09%
Portfolio Turnover	42%	65%	49%	59%	63%

Total Return	(9.52)%	29.53%	(38.37)%	21.75%	95.65%

Net assets, end of year (000’s omitted)	$231,169	$361,498	$361,125	$835,428	$748,770

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

25	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of March 31, 2013, the Portfolio, for tax reporting in India, had accumulated losses of INR 1,028,962,786 that can be carried forward to offset future realized gains from the sale of certain Indian securities that would otherwise be subject to Indian capital gains taxes. These accumulated losses expire on March 31, 2020.

26

Greater India Portfolio

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed. The Portfolio’s India tax returns for the years ended March 31, 2009, 2011 and 2012 are currently under review by the Indian tax authorities.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million, 1.01% on net assets of $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. For the year ended December 31, 2013, the investment adviser fee amounted to $3,082,670 or 1.10% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) (formerly, Lloyd George Management (Hong Kong) Limited (LGM-HK)) a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $113,000,885 and $199,256,817, respectively, for the year ended December 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$193,797,929

Gross unrealized appreciation	$53,715,113
Gross unrealized depreciation	(18,688,891)

Net unrealized appreciation	$35,026,222

27

Greater India Portfolio

December 31, 2013

Notes to Financial Statements — continued

The net unrealized depreciation on foreign currency transactions at December 31, 2013 on a federal income tax basis was $354,987.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At December 31, 2013, the Portfolio had a balance outstanding pursuant to this line of credit of $1,300,000 at an interest rate of 1.08%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at December 31, 2013. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 7) at December 31, 2013. The Portfolio’s average borrowings or allocated fees during the year ended December 31, 2013 were not significant.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. Governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks	$—	$228,739,078	(1)(2)	$—	$228,739,078
Short-Term Investments	—	85,073		—	85,073

Total Investments	$—	$228,824,151		$—	$228,824,151

(1)	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

(2)

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

28

Greater India Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Greater India Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

29

Eaton Vance

Greater India Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to LGM (Bermuda) Limited, “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “BMO GAM (Asia)” refers to BMO Global Asset Management (Asia) Limited (formerly, Lloyd George Management (Hong Kong) Limited (“LGM-HK”)). EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. LGM, Lloyd George and BMO GAM (Asia) are wholly-owned subsidiaries of Bank of Montreal. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Greater India Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.
Hon. Robert Lloyd George(4) 1952	President of the Portfolio	Since 1994	Investment Chairman of LGM, Lloyd George and BMO GAM (Asia). Formerly, Chairman and Chief Executive Officer of LGM, Lloyd George and LGM-HK.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

31

Eaton Vance

Greater India Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(5) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	The business address for the Hon. Robert Lloyd George is Suite 3808, One Exchange Square, Central, Hong Kong.
(5)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser of Greater India Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Greater India Portfolio

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator of Eaton Vance Greater India Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142 12.31.13

Eaton Vance

Investment Grade Income Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Investment Grade Income Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 32

Federal Tax Information	16

Management and Organization	33

Important Notices	36

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates stayed near historical lows in the first four months of 2013, as highly accommodative monetary policies instituted by central banks around the world kept pressure on yields. The U.S. Federal Reserve (the Fed) continued to make monthly purchases of $45 billion of Treasury notes and $40 billion of agency mortgage-backed securities (MBS), while keeping the federal funds rate, a key short-term lending rate—near zero.

In late May 2013, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of higher interest rates, causing a sharp rise in yields and a steep decline in bond prices across nearly every fixed-income asset class.

The outflows from most fixed-income asset classes moderated over the summer, as the Fed attempted to temper its comments and calm the markets. Bonds then rallied in September 2013 when the Fed surprised the markets again, this time by postponing the tapering of QE that many investors had viewed as imminent. Bond yields crept higher in the last quarter, as improved economic conditions led to anticipation and then news that the Fed would start reducing its bond buying in 2014. The yield on the 10-year Treasury bond closed 2013 above 3%, up from 1.86% 12 months earlier.

Economic factors affecting the U.S. corporate bond market, however, were generally positive throughout the period: unemployment declined, corporate profits remained strong, inflation stayed subdued and the housing market continued its recovery. With U.S. gross domestic product growing at a slow but steady pace, estimated at 2.2% for the year, corporate bonds were among the best-performing fixed-income sectors.

Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 2.02% for the 12-month period—its worst year of performance since 1994. In general, longer-maturity issues, being more sensitive to rising interest rates, underperformed shorter-maturity issues. And, amid a modest recovery and strong corporate profits that seemed to encourage investors to take on more risk, lower-credit-quality bonds generally outperformed higher-quality issues. In this environment, high-yield bonds posted the strongest gains, while investment-grade corporate bonds beat comparable-maturity government bonds.

Fund Performance

For the fiscal year ended December 31, 2013, Eaton Vance Investment Grade Income Fund (the Fund) Class A shares at net asset value (NAV) generated a total return of -1.18%, which was ahead of the -2.02% return of its benchmark, the Barclays U.S. Aggregate Bond Index (the Index).

During a challenging year for bond investors, sector allocations, security selection and interest-rate positioning kept the Fund ahead of the Index. The Fund had an overweight in investment-grade corporate issues, which outpaced more interest-rate sensitive Treasurys. A modest out-of-index position in high-yield corporate bonds further contributed to the Fund’s performance versus the Index, as they beat investment-grade corporate issues by a sizable margin. This overweight to corporate bonds was funded by reducing exposure both to Treasurys, which were pressured by rising interest rates, and MBS, which management believed were overvalued in light of the Fed potentially tapering its bond-buying program.

Within the corporate sector, performance was supported by strong security selection and an overweight in industrial bonds. Returns in this segment were generally lackluster, as shareholder activism and an expected increase in mergers and acquisitions raised concerns for fixed-income investors. However, the Fund benefited from owning high-yield industrial bonds that appreciated in value when they were upgraded to investment-grade status. An overweight and favorable issue selection in the financial segment also contributed to Fund performance versus the Index, as improving economic conditions, a recovery in housing and better capitalization ratios in the banking industry renewed investors’ confidence. Credit spreads, the yield differential between corporate bonds and Treasurys, tightened significantly, with bonds issued by banks, in particular, trading at a tighter spread than industrial bonds for the first time since the 2008 credit crisis. In both the financial and industrial segments, exposure to lower-quality (BBB-rated6), higher-yielding investment-grade corporate issues further aided Fund performance versus the Index.

Elsewhere, issue selection among commercial mortgage-backed securities (CMBS), which was another overweight, aided Fund performance versus the Index. CMBS–bonds issued for commercial real estate projects such as office parks and shopping malls–attracted investors, as improved economic conditions led to higher rental rates and occupancy levels. Management remained focused on high-quality CMBS, which offered twice the spread of bonds issued by government agencies.

Security selection in the MBS and utility sectors detracted slightly from relative Fund performance versus the Index. In the mortgage sector, management favored bonds with lower coupons (or stated interest rates) and more interest-rate sensitivity, which lagged as interest rates rose. Within the utility segment, the weakest performer in the corporate bond universe, the Fund had exposure to preferred stocks as well as bonds. Preferred stocks, which are longer-maturity securities, trailed bonds, as expectations of Fed tapering and rising interest rates led to waning investor demand.

In terms of interest-rate management, the Fund benefited from its use of interest-rate put options (or swaptions7) to help mitigate risk in a rising interest-rate environment, particularly during the latter half of the 12-month period. This strategy effectively reduced the Fund’s duration8, a measure of interest-rate sensitivity, throughout the year.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Performance2,3

Portfolio Managers Thomas H. Luster, CFA and Bernard Scozzafava, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/05/2009	03/07/2000	–1.18%	4.64%	4.27%
Class A with 4.75% Maximum Sales Charge	—	—	–5.90	3.61	3.76
Class I at NAV	03/21/2007	03/07/2000	–1.04	4.86	4.38
Barclays U.S. Aggregate Bond Index	—	—	–2.02%	4.44%	4.54%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.08%	0.84%
Net				0.75	0.50

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	12/31/2003	$384,024	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.	4

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class A is linked to Class I. Performance prior to the inception date of Class I is linked to the performance of Investment Grade Income Portfolio (the “Portfolio”) into which the Fund invests. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]

Ratings are based on Moody’s, S&P or Fitch, as applicable. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by Standard and Poor’s or Fitch (Baa or higher by Moody’s) are considered to be investment grade quality. Credit ratings are based largely on the rating agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. Holdings designated as “Not Rated” are not rated by the national rating agencies stated above.

[7]	An option that allows the buyer of the option to pay a fixed rate of interest, and receive a floating rate of interest (based on market interest rates) from the option seller.

[8]

Duration is a measure of the expected change in price of a bond— in percentage terms—given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,006.10	$3.79	**	0.75%
Class I	$1,000.00	$1,007.40	$2.53	**	0.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.40	$3.82	**	0.75%
Class I	$1,000.00	$1,022.70	$2.55	**	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Investment Grade Income Portfolio, at value (identified cost, $84,744,146)	$83,635,149
Receivable for Fund shares sold	44,492
Receivable from affiliate	10,507
Total assets	$83,690,148

Liabilities
Payable for Fund shares redeemed	$208,483
Distributions payable	153,502
Payable to affiliates:
Distribution and service fees	8,040
Trustees’ fees	125
Accrued expenses	37,050
Total liabilities	$407,200
Net Assets	$83,282,948

Sources of Net Assets
Paid-in capital	$84,949,556
Accumulated net realized loss from Portfolio	(540,453)
Accumulated distributions in excess of net investment income	(17,158)
Net unrealized depreciation from Portfolio	(1,108,997)
Total	$83,282,948

Class A Shares
Net Assets	$36,947,326
Shares Outstanding	3,772,036
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.80
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.29

Class I Shares
Net Assets	$46,335,622
Shares Outstanding	4,735,911
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.78

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Interest allocated from Portfolio	$1,296,229
Dividends allocated from Portfolio	62,589
Securities lending income allocated from Portfolio, net	2,814
Expenses allocated from Portfolio	(229,786)
Total investment income from Portfolio	$1,131,846

Expenses
Distribution and service fees
Class A	$52,593
Trustees’ fees and expenses	500
Custodian fee	15,856
Transfer and dividend disbursing agent fees	21,573
Legal and accounting services	33,340
Printing and postage	17,268
Registration fees	27,879
Miscellaneous	10,658
Total expenses	$179,667
Deduct —
Allocation of expenses to affiliate	$127,564
Total expense reductions	$127,564

Net expenses	$52,103

Net investment income	$1,079,743

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$406,186
Net realized gain	$406,186
Change in unrealized appreciation (depreciation) —
Investments	$(1,772,845)
Net change in unrealized appreciation (depreciation)	$(1,772,845)

Net realized and unrealized loss	$(1,366,659)

Net decrease in net assets from operations	$(286,916)

8	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$1,079,743	$1,130,184
Net realized gain from investment transactions	406,186	1,174,863
Net change in unrealized appreciation (depreciation) from investments	(1,772,845)	(314,279)
Net increase (decrease) in net assets from operations	$(286,916)	$1,990,768
Distributions to shareholders —
From net investment income
Class A	$(668,617)	$(695,674)
Class I	(863,856)	(810,370)
From net realized gain
Class A	(206,694)	(359,500)
Class I	(272,089)	(440,959)
Total distributions to shareholders	$(2,011,256)	$(2,306,503)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$35,716,372	$12,456,778
Class I	39,206,787	2,972,627
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	672,077	983,319
Class I	518,534	775,691
Cost of shares redeemed
Class A	(14,999,430)	(14,655,828)
Class I	(12,375,180)	(9,010,188)
Net increase (decrease) in net assets from Fund share transactions	$48,739,160	$(6,477,601)

Net increase (decrease) in net assets	$46,440,988	$(6,793,336)

Net Assets
At beginning of year	$36,841,960	$43,635,296
At end of year	$83,282,948	$36,841,960

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(17,158)	$(15,566)

9	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,				Period Ended December 31, 2009(1)
	2013	2012	2011	2010
Net asset value — Beginning of period	$10.360	$10.470	$10.310	$10.080	$9.910

Income (Loss) From Operations
Net investment income(2)	$0.220	$0.284	$0.315	$0.362	$0.395
Net realized and unrealized gain (loss)	(0.341)	0.217	0.376	0.365	0.187

Total income (loss) from operations	$(0.121)	$0.501	$0.691	$0.727	$0.582

Less Distributions
From net investment income	$(0.326)	$(0.382)	$(0.377)	$(0.380)	$(0.412)
From net realized gain	(0.113)	(0.229)	(0.154)	(0.117)	—

Total distributions	$(0.439)	$(0.611)	$(0.531)	$(0.497)	$(0.412)

Net asset value — End of period	$9.800	$10.360	$10.470	$10.310	$10.080

Total Return(3)	(1.18)%	4.86%	6.84%	7.30%	6.02	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,947	$16,550	$17,882	$15,622	$8,341
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.75%	0.75%	0.93%	0.95%	0.95	%(8)
Net investment income	2.19%	2.69%	3.01%	3.48%	4.01	%(8)
Portfolio Turnover of the Portfolio	107%	113%	100%	91%	94	%(9)

(1)	For the period from the commencement of operations, January 5, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.28%, 0.33%, 0.21%, 0.31% and 1.07% of average daily net assets for the years ended December 31, 2013, 2012, 2011 and 2010 and the period from the commencement of operations, January 5, 2009, to December 31, 2009, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended December 31, 2009.

10	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$10.350	$10.460	$10.290	$10.080	$9.940

Income (Loss) From Operations
Net investment income(1)	$0.248	$0.309	$0.341	$0.391	$0.419
Net realized and unrealized gain (loss)	(0.354)	0.218	0.386	0.345	0.157

Total income (loss) from operations	$(0.106)	$0.527	$0.727	$0.736	$0.576

Less Distributions
From net investment income	$(0.351)	$(0.408)	$(0.403)	$(0.409)	$(0.436)
From net realized gain	(0.113)	(0.229)	(0.154)	(0.117)	—

Total distributions	$(0.464)	$(0.637)	$(0.557)	$(0.526)	$(0.436)

Net asset value — End of year	$9.780	$10.350	$10.460	$10.290	$10.080

Total Return(2)	(1.04)%	5.12%	7.22%	7.39%	5.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,336	$20,292	$25,753	$31,337	$9,714
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	0.50%	0.50%	0.69%	0.70%	0.70%
Net investment income	2.47%	2.93%	3.27%	3.77%	4.21%
Portfolio Turnover of the Portfolio	107%	113%	100%	91%	94%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.28%, 0.34%, 0.21%, 0.31% and 1.08% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively). Absent these reimbursements, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Investment Grade Income Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Investment Grade Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (47.1% at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund had a net capital loss of $28,101 attributable to security transactions incurred after October 31, 2013 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2014.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

12

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$1,708,500	$2,123,661
Long-term capital gains	$302,756	$182,842

During the year ended December 31, 2013, accumulated net realized loss was increased by $495,174, accumulated distributions in excess of net investment income was decreased by $451,138 and paid-in capital was increased by $44,036 due to differences between book and tax accounting, primarily for investments in partnerships, premium amortization, foreign currency gain (loss), paydown gain (loss), dividend redesignations, accretion of market discount and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$136,344
Post October capital losses	$(28,101)
Net unrealized depreciation	$(1,621,349)
Other temporary differences	$(153,502)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, partnership allocations, the timing of recognizing distributions to shareholders and accretion of market discount.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.75% and 0.50% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2014. Pursuant to this agreement, EVM was allocated $127,564 of the Fund’s operating expenses for the year ended December 31, 2013. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $1,344 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,775 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

13

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $52,593 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class A shareholders.

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $65,224,725 and $18,298,179, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	3,610,685	1,183,509
Issued to shareholders electing to receive payments of distributions in Fund shares	67,172	93,807
Redemptions	(1,503,082)	(1,387,856)

Net increase (decrease)	2,174,775	(110,540)

	Year Ended December 31,
Class I	2013	2012

Sales	3,964,325	281,873
Issued to shareholders electing to receive payments of distributions in Fund shares	51,800	74,226
Redemptions	(1,240,956)	(858,131)

Net increase (decrease)	2,775,169	(502,032)

At December 31, 2013, accounts advised by EVM, pooled income funds (established and maintained by a public charity) managed by EVM and an EVM retirement plan owned approximately 62% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Investment Grade Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Investment Grade Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Investment Grade Income Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

15

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $71,500, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 3.21% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund herby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $222,008 or, if subsequently determined to be different, the net capital gain of such year.

16

Investment Grade Income Portfolio

December 31, 2013

Portfolio of Investments

Corporate Bonds & Notes — 34.2%

Security	Principal Amount (000’s omitted)	Value

Agriculture — 0.7%
Bunge, Ltd. Finance Corp., 3.20%, 6/15/17	$500	$514,458
Cargill, Inc., 4.10%, 11/1/42(1)	345	295,803
Lorillard Tobacco Co., 7.00%, 8/4/41(2)	444	482,949

		$1,293,210

Automotive — 0.7%
Ford Motor Co., 7.45%, 7/16/31	$419	$513,220
General Motors Co., 6.25%, 10/2/43(1)	660	688,875

		$1,202,095

Banks — 7.1%
Bank of America Corp., 3.30%, 1/11/23	$836	$791,351
Bank of America Corp., 5.65%, 5/1/18	727	827,954
Barclays Bank PLC, 5.00%, 9/22/16	380	418,599
Capital One Bank (USA), NA, 3.375%, 2/15/23	642	597,060
Citigroup, Inc., 3.375%, 3/1/23	59	56,100
Citigroup, Inc., 4.05%, 7/30/22	560	553,937
Citigroup, Inc., 4.50%, 1/14/22	653	692,200
CNH Capital, LLC, 3.875%, 11/1/15	350	363,125
Discover Financial Services, 3.85%, 11/21/22	335	317,742
Fifth Third Bancorp, 4.30%, 1/16/24	540	529,088
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	167	188,045
KeyBank NA, 1.65%, 2/1/18	485	477,208
Merrill Lynch & Co., Inc., 6.11%, 1/29/37	175	188,770
Morgan Stanley, 3.45%, 11/2/15	419	436,334
Morgan Stanley, 4.875%, 11/1/22	1,020	1,044,467
PNC Bank NA, 4.20%, 11/1/25	800	784,502
Rabobank Nederland, 4.625%, 12/1/23	600	604,424
Regions Financial Corp., 7.375%, 12/10/37	400	431,783
Royal Bank of Scotland Group PLC, 6.10%, 6/10/23(2)	320	322,693
Santander UK PLC, 5.00%, 11/7/23(1)	475	476,931
Turkiye Is Bankasi, 5.50%, 4/21/19(1)(2)	300	298,260
UBS AG/Stamford, CT, 5.875%, 7/15/16	350	389,383
Wachovia Bank NA, 6.00%, 11/15/17	420	484,867
Wells Fargo & Co., 3.45%, 2/13/23	564	533,409
Wells Fargo & Co., 5.375%, 11/2/43	360	368,728
Zions Bancorporation, 4.50%, 6/13/23	354	345,179

		$12,522,139

Beverages — 0.7%
Anheuser-Busch Cos., Inc., 5.50%, 1/15/18	$293	$333,244
Coca-Cola FEMSA SAB de CV, 2.375%, 11/26/18	810	805,614

		$1,138,858

Security	Principal Amount (000’s omitted)	Value

Broadcasting and Cable — 0.3%
Nielsen Finance, LLC/Nielsen Finance Co., 4.50%, 10/1/20	$600	$586,500

		$586,500

Building Materials — 0.3%
Owens Corning, Inc., 4.20%, 12/15/22	$502	$479,533

		$479,533

Chemicals — 0.5%
LyondellBasell Industries NV, 6.00%, 11/15/21	$192	$220,884
Mosaic Co., 4.25%, 11/15/23	350	345,782
Westlake Chemical Corp., 3.60%, 7/15/22	390	369,562

		$936,228

Commercial Services — 1.9%
ADT Corp. (The), 3.50%, 7/15/22	$599	$521,567
Cielo SA/Cielo USA, Inc., 3.75%, 11/16/22(1)	500	446,250
Hillenbrand, Inc., 5.50%, 7/15/20	400	421,232
Verisk Analytics, Inc., 4.125%, 9/12/22	518	501,542
Waste Management, Inc., 7.375%, 3/11/19	769	930,629
Western Union Co. (The), 6.20%, 11/17/36	552	517,838

		$3,339,058

Communications Services — 1.6%
AT&T, Inc., 4.35%, 6/15/45	$270	$228,636
Colombia Telecomunicaciones SA ESP, 5.375%, 9/27/22(1)	600	562,500
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	420	455,700
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(1)(3)	400	405,562
Southaven Combined Cycle Generation (TVA), LLC, 3.846%, 8/15/33	502	485,718
Verizon Communications, Inc., 2.50%, 9/15/16	389	402,475
Verizon Communications, Inc., 5.15%, 9/15/23	286	307,181

		$2,847,772

Computers — 0.7%
Hewlett-Packard Co., 3.75%, 12/1/20	$348	$347,334
Hewlett-Packard Co., 6.00%, 9/15/41	178	178,381
Seagate HDD Cayman, 3.75%, 11/15/18(1)	700	709,625

		$1,235,340

Diversified Financial Services — 0.7%
General Motors Financial Co., Inc., 4.25%, 5/15/23(1)	$600	$572,250
General Motors Financial Co., Inc., 6.75%, 6/1/18	120	137,400
SLM Corp., 5.50%, 1/25/23	502	476,075

		$1,185,725

17	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Diversified Manufacturing — 0.6%
Joy Global, Inc., 5.125%, 10/15/21	$502	$515,695
Tyco Electronics Group SA, 6.55%, 10/1/17	451	516,356

		$1,032,051

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc., 7.60%, 9/15/39	$120	$107,700

		$107,700

Electric Utilities — 2.7%
AES Gener SA, 5.25%, 8/15/21(1)	$525	$533,296
Comision Federal de Electricidad, 4.875%, 5/26/21(1)	836	867,350
Enel Finance International NV, 6.00%, 10/7/39(1)	502	481,582
Exelon Generation Co., LLC, 5.20%, 10/1/19	552	595,274
Florida Power & Light Co., 4.125%, 2/1/42	670	616,787
Georgia Power Co., 4.30%, 3/15/42	628	565,092
Iberdrola Finance Ireland, Ltd., 5.00%, 9/11/19(1)	300	322,988
ITC Holdings Corp., 4.05%, 7/1/23	310	303,979
PPL Energy Supply, LLC, 6.50%, 5/1/18	453	504,172

		$4,790,520

Electrical and Electronic Equipment — 0.3%
Amphenol Corp., 4.00%, 2/1/22	$593	$571,090

		$571,090

Energy — 0.4%
Petrobras International Finance Co., 6.875%, 1/20/40	$350	$333,607
Petrobras International Finance Co., 7.875%, 3/15/19	368	418,481

		$752,088

Financial Services — 1.4%
AWAS Aviation Capital, Ltd., 7.00%, 10/17/16(1)	$427	$444,288
Ford Motor Credit Co., LLC, 3.00%, 6/12/17	670	696,649
Janus Capital Group, Inc., 6.70%, 6/15/17	437	486,837
Jefferies Group, LLC, 6.875%, 4/15/21	271	310,032
Svensk Exportkredit AB, 2.875% to 11/14/18, 11/14/23(1)(3)	600	586,698

		$2,524,504

Foods — 0.7%
ConAgra Foods, Inc., 4.95%, 8/15/20	$471	$505,790
Delhaize Group SA, 5.70%, 10/1/40	836	792,785

		$1,298,575

Security	Principal Amount (000’s omitted)	Value

Health Services — 0.5%
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	$400	$434,000
Tenet Healthcare Corp., 4.75%, 6/1/20	520	510,900

		$944,900

Home Construction — 0.9%
Lennar Corp., 5.60%, 5/31/15	$400	$422,000
MDC Holdings, Inc., 5.625%, 2/1/20	380	399,950
MDC Holdings, Inc., 6.00%, 1/15/43	305	263,196
Toll Brothers Finance Corp., 4.375%, 4/15/23(2)	565	526,862

		$1,612,008

Household & Personal Products — 0.5%
Energizer Holdings, Inc., 4.70%, 5/19/21	$920	$929,597

		$929,597

Insurance — 1.8%
Aflac, Inc., 4.00%, 2/15/22	$260	$261,762
American International Group, Inc., 5.85%, 1/16/18	535	614,533
Genworth Financial, Inc., 7.625%, 9/24/21(2)	427	508,264
ING US, Inc., 2.90%, 2/15/18	502	513,706
Principal Financial Group, Inc., 6.05%, 10/15/36	185	210,038
Prudential Financial, Inc., 6.00%, 12/1/17	310	356,639
Willis Group Holdings PLC, 4.125%, 3/15/16	265	277,568
XLIT, Ltd., 5.75%, 10/1/21	444	498,695

		$3,241,205

Internet Software & Services — 0.6%
Equinix, Inc., 7.00%, 7/15/21	$540	$591,975
VeriSign, Inc., 4.625%, 5/1/23	516	495,360

		$1,087,335

Lodging and Gaming — 0.8%
GLP Capital, LP/GLP Financing II, Inc., 4.375%, 11/1/18(1)(2)	$675	$691,875
International Game Technology, 7.50%, 6/15/19	200	232,876
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	445	515,315

		$1,440,066

Medical Products — 0.1%
Mylan Inc., 3.125%, 1/15/23(1)	$200	$181,559

		$181,559

18	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Mining — 0.7%
Barrick Gold Corp., 3.85%, 4/1/22	$576	$518,923
MMC Norilsk Nickel OJSC via MMC Finance, Ltd., 5.55%, 10/28/20(1)(2)	300	299,625
Southern Copper Corp., 5.25%, 11/8/42	520	423,001

		$1,241,549

Oil and Gas-Equipment and Services — 0.3%
Rowan Cos., Inc., 7.875%, 8/1/19	$451	$542,004

		$542,004

Pipelines — 0.8%
DCP Midstream Operating LP, 4.95%, 4/1/22	$586	$595,023
Energy Transfer Partners LP, 4.90%, 2/1/24	502	509,795
Sabine Pass Liquefaction, LLC, 6.25%, 3/15/22(1)	390	387,562

		$1,492,380

Real Estate Investment Trusts (REITs) — 2.4%
American Tower Corp., 3.50%, 1/31/23	$625	$570,034
AvalonBay Communities, Inc., 2.85%, 3/15/23	359	323,564
BRE Properties, Inc., 5.50%, 3/15/17	534	586,015
CubeSmart LP, 4.80%, 7/15/22	502	515,783
Essex Portfolio LP, 3.25%, 5/1/23	700	633,850
Host Hotels & Resorts LP, 4.75%, 3/1/23	510	513,631
Mack-Cali Realty LP, 3.15%, 5/15/23	485	421,128
Tanger Properties LP, 3.875%, 12/1/23	755	728,037

		$4,292,042

Retail-Specialty and Apparel — 2.7%
Advance Auto Parts, Inc., 4.50%, 1/15/22	$400	$406,015
AutoNation, Inc., 5.50%, 2/1/20	544	586,840
Best Buy Co., Inc., 5.00%, 8/1/18	593	624,132
Dollar General Corp., 4.125%, 7/15/17	870	924,107
Gap, Inc. (The), 5.95%, 4/12/21	853	942,794
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	800	724,274
Staples, Inc., 4.375%, 1/12/23(2)	502	486,469

		$4,694,631

Software — 0.7%
Fiserv, Inc., 3.50%, 10/1/22	$527	$489,538
Microsoft Corp., 1.625%, 12/6/18	700	690,899

		$1,180,437

Total Corporate Bonds & Notes (identified cost $60,873,191)		$60,722,699

Agency Mortgage-Backed Securities — 21.0%

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Gold Pool #C03815, 3.50%, 3/1/42	$987	$980,041
Gold Pool #C09032, 3.50%, 2/1/43	1,130	1,121,587
Gold Pool #G18176, 5.00%, 4/1/22	191	204,699
Pool #A97620, 4.50%, 3/1/41	821	869,151
Pool #C03517, 4.50%, 9/1/40	911	964,157
Pool #C09013, 3.00%, 9/1/42	1,076	1,019,724
Pool #C09023, 3.50%, 12/1/42	1,058	1,050,163
Pool #E03124, 3.00%, 4/1/27	1,850	1,883,871
Pool #G04913, 5.00%, 3/1/38	2,191	2,365,866
Pool #G05958, 5.00%, 8/1/40	500	539,359
Pool #G06091, 5.50%, 5/1/40	540	589,597
Pool #G08348, 5.00%, 6/1/39	455	490,760
Pool #G08528, 3.00%, 4/1/43	1,937	1,836,588
Pool #G18309, 4.50%, 5/1/24	379	403,419
Pool #G18441, 2.50%, 8/1/27	313	310,178
Pool #Q00285, 4.50%, 4/1/41	1,335	1,412,927

		$16,042,087

Federal National Mortgage Association:
Pool #735415, 6.50%, 12/1/32	$601	$674,492
Pool #890397, 3.50%, 12/1/26	136	142,256
Pool #890516, 5.00%, 2/1/39	786	853,232
Pool #929009, 6.00%, 1/1/38	672	743,880
Pool #995203, 5.00%, 7/1/35	65	70,447
Pool #AB1776, 3.50%, 11/1/25	692	724,955
Pool #AB4827, 3.50%, 4/1/42	601	597,370
Pool #AB6633, 3.50%, 10/1/42	1,076	1,070,049
Pool #AC8540, 4.50%, 12/1/24	298	317,469
Pool #AE0949, 4.00%, 2/1/41	694	714,802
Pool #AE0971, 4.00%, 5/1/25	182	192,522
Pool #AE4680, 4.00%, 11/1/40	346	356,756
Pool #AE7535, 4.00%, 10/1/40	626	645,295
Pool #AE7758, 3.50%, 11/1/25	434	454,066
Pool #AE9757, 4.00%, 12/1/40	132	135,553
Pool #AH0944, 4.00%, 12/1/40	1,516	1,563,013
Pool #AH1559, 4.00%, 12/1/40	736	758,591
Pool #AH3804, 4.00%, 2/1/41	1,222	1,259,608
Pool #AH6827, 4.00%, 3/1/26	766	812,052
Pool #AH9055, 4.50%, 4/1/41	999	1,059,603
Pool #AK3264, 3.00%, 2/1/27	470	479,804
Pool #AK6759, 3.50%, 3/1/42	1,986	1,974,862
Pool #AL0161, 4.00%, 4/1/41	100	103,225
Pool #AL2897, 3.50%, 1/1/43	1,542	1,533,559
Pool #AO3759, 3.50%, 5/1/42	1,054	1,047,648

19	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Pool #MA1003, 3.50%, 3/1/42	$1,162	$1,155,227
Pool #MA1060, 2.50%, 5/1/27	411	406,856
Pool #MA1438, 2.50%, 5/1/28	1,421	1,407,132

		$21,254,324

Government National Mortgage Association,
Pool #781412, 6.50%, 2/15/17	$82	$87,132

		$87,132

Total Agency Mortgage-Backed Securities (identified cost $38,038,002)		$37,383,543

Commercial Mortgage-Backed Securities — 9.1%

Security	Principal Amount (000’s omitted)	Value
A10 Securitization, LLC, Series 2013-1, Class A, 2.40%, 11/15/25(1)	$250	$249,564
BACM, Series 2006-3, Class A4, 5.889%, 7/10/44(4)	45	48,742
BACM, Series 2006-5, Class AM, 5.448%, 9/10/47	130	139,372
BSCMS, Series 2004-T14, Class A4, 5.20%, 1/12/41(4)	94	94,346
BSCMS, Series 2005-PW10, Class A4, 5.405%, 12/11/40(4)	50	53,089
BSCMS, Series 2006-PW14, Class A4, 5.201%, 12/11/38	400	437,455
CDCMT, Series 2006-CD3, Class A5, 5.617%, 10/15/48	600	654,589
CGCMT, Series 2004-C1, Class A4, 5.383%, 4/15/40(4)	295	297,294
CGCMT, Series 2012-GC8, Class A2, 1.813%, 9/10/45	400	401,222
COMM, Series 2006-C7, Class AM, 5.777%, 6/10/46(4)	400	430,600
COMM, Series 2006-C8, Class A4, 5.306%, 12/10/46	500	545,368
COMM, Series 2012-CR2, Class AM, 3.791%, 8/15/45	165	163,094
COMM, Series 2012-LC4, Class C, 5.648%, 12/10/44(4)	215	228,151
COMM, Series 2013-CR10, Class D, 4.798%, 8/10/46(1)(4)	115	100,551
COMM, Series 2013-CR11, Class C, 5.173%, 10/10/46(1)(4)	500	497,696
CSMC, Series 2006-C4, Class A3, 5.467%, 9/15/39	421	458,990
DBUBS, Series 2011-LC1A, Class A1, 3.742%, 11/10/46(1)	553	580,981
DDR, Series 2009-DDR1, Class C, 6.223%, 10/14/22(1)	500	514,351
ESA, Series 2013-ESH7, Class D7, 5.053%, 12/5/31(1)(4)	550	554,623
FMBT, Series 2012-FBLU, Class B, 3.875%, 5/5/27(1)	400	405,135
GECMC, Series 2004-C2, Class A4, 4.893%, 3/10/40	99	99,557
GMACC, Series 2004-C3, Class A5, 4.864%, 12/10/41	400	410,664
HILT, Series 2013-HLT, Class DFX, 4.407%, 11/5/30(1)	300	301,347
JPMCC, Series 2005-LDP1, Class A3, 4.865%, 3/15/46	300	301,889
JPMCC, Series 2006-CB16, Class A4, 5.552%, 5/12/45	409	444,484
JPMCC, Series 2006-LDP7, Class A4, 5.863%, 4/15/45(4)	225	245,881
JPMCC, Series 2006-LDP8, Class A4, 5.399%, 5/15/45	400	436,232
JPMCC, Series 2011-C3, Class A2, 3.673%, 2/15/46(1)	675	708,635
JPMCC, Series 2013-C16, Class C, 5.008%, 12/15/46(4)	435	433,559

Security	Principal Amount (000’s omitted)	Value

JPMCC, Series 2013-LC11, Class AS, 3.216%, 4/15/46	$220	$206,530
MLCFC, Series 2006-4, Class A3, 5.172%, 12/12/49	300	325,634
Motel 6, Series 2012-MTL6, Class D, 3.781%, 10/5/25(1)	425	422,305
MSC, Series 2004-IQ8, Class A5, 5.11%, 6/15/40(4)	258	261,535
MSC, Series 2006-HQ8, Class A4, 5.417%, 3/12/44(4)	500	534,216
MSC, Series 2006-IQ12, Class A4, 5.332%, 12/15/43	497	542,623
NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.60%, 10/29/20	474	477,140
NCUA Guaranteed Notes, Series 2010-R1, Class 2A, 1.84%, 10/7/20	135	136,361
NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.40%, 12/8/20	257	261,952
RBSCF, Series 2010-MB1, Class C, 4.686%, 4/15/24(1)(4)	325	337,557
RIAL, Series 2013-LT2, Class A, 2.833%, 5/22/28(1)	110	109,927
WBCMT, Series 2006-C28, Class A4, 5.572%, 10/15/48	320	350,646
WBCMT, Series 2006-C28, Class AM, 5.603%, 10/15/48(4)	260	279,620
WBCMT, Series 2006-C29, Class A4, 5.308%, 11/15/48	500	547,150
WFCM, Series 2010-C1, Class C, 5.585%, 11/15/43(1)(4)	500	539,683
WFCM, Series 2013-LC12, Class D, 4.304%, 7/15/46(1)(4)	550	456,242
WF-RBS, Series 2013-C13, Class AS, 3.345%, 5/15/45	80	75,724

Total Commercial Mortgage-Backed Securities (identified cost $16,028,650)		$16,102,306

Asset-Backed Securities — 2.6%

Security	Principal Amount (000’s omitted)	Value

Agriculture — 0.2%
CNH, Series 2013-D, Class B, 1.75%, 4/15/21	$405	$401,851

		$401,851

Automotive — 1.7%
AESOP, Series 2010-3A, Class B, 6.74%, 5/20/16(1)	$850	$900,133
AMCAR, Series 2013-5, Class B, 1.52%, 1/8/19	353	352,004
CARMX, Series 2013-1, Class A3, 0.60%, 10/16/17	225	224,944
CRART, Series 2013-2, Class A2, 1.23%, 3/15/19	635	634,769
SDART, Series 2013-5, Class B, 1.55%, 10/15/18	885	884,118

		$2,995,968

Lodging and Gaming — 0.4%
DROT, Series 2013-2, Class A, 2.27%, 5/20/26(1)	$436	$435,139
MVW Owner Trust, Series 2013-1A, Class A, 2.15%, 4/22/30(1)	200	200,576

		$635,715

20	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Real Estate Investment Trusts (REITs) — 0.3%
IHSFR, Series 2013-SFR1, Class D, 2.314%, 12/17/30(1)(5)	$530	$531,659

		$531,659

Total Asset-Backed Securities (identified cost $4,518,647)		$4,565,193

Foreign Government Bonds — 0.3%

Security	Principal Amount (000’s omitted)	Value

Bermuda — 0.3%
Government of Bermuda, 4.854%, 2/6/24(1)	$510	$510,926

		$510,926

Total Foreign Government Bonds (identified cost $511,147)		$510,926

U.S. Government Agency Bonds — 2.0%

Security	Principal Amount (000’s omitted)	Value
Federal National Mortgage Association, 0.875%, 8/28/17	$3,555	$3,511,825

Total U.S. Government Agency Bonds (identified cost $3,525,997)		$3,511,825

U.S. Treasury Obligations — 25.6%

Security	Principal Amount (000’s omitted)	Value
U.S. Treasury Bond, 3.125%, 2/15/43	$395	$336,861
U.S. Treasury Bond, 3.625%, 8/15/43	55	51,739
U.S. Treasury Bond, 3.875%, 8/15/40	3,795	3,782,549
U.S. Treasury Bond, 4.50%, 2/15/36	265	293,984
U.S. Treasury Bond, 4.50%, 5/15/38	85	93,938
U.S. Treasury Bond, 5.375%, 2/15/31	980	1,198,203
U.S. Treasury Inflation-Protected Note, 0.50%, 4/15/15(6)	2,077	2,124,159
U.S. Treasury Note, 2.00%, 4/30/16	11,510	11,908,350
U.S. Treasury Note, 2.625%, 8/15/20	1,880	1,916,865
U.S. Treasury Note, 3.375%, 11/15/19	2,260	2,429,147
U.S. Treasury Note, 3.50%, 2/15/18	6,590	7,152,470
U.S. Treasury Note, 4.00%, 2/15/15	12,040	12,552,639
U.S. Treasury Note, 4.625%, 2/15/17	1,435	1,600,642

Total U.S. Treasury Obligations (identified cost $45,750,938)		$45,441,546

Preferred Securities — 2.6%

Security	Shares	Value

Banks — 0.3%
GMAC Capital Trust I, 8.125% to 2/15/16(3)(7)	20,000	$531,250

		$531,250

Commercial Banks — 0.4%
JPMorgan Chase & Co., Series Q, 5.15% to 5/1/23(3)	400	$364,586
PNC Financial Services Group, Inc. (The), 4.85% to 6/1/23(3)	350	315,903

		$680,489

Diversified Financial Services — 0.7%
General Electric Capital Corp., Series A, 7.125% to 6/15/22(3)	3.07	$344,598
General Electric Capital Corp., Series B, 6.25% to 12/15/22(3)	2	207,911
PPTT, 2006-A GS, Class A, 5.99%(1)(5)	4	806,372

		$1,358,881

Electric Utilities — 0.8%
Electricite de France SA, 5.25% to 1/29/23(1)(3)	300	$305,533
Entergy Arkansas, Inc., 4.75%(2)	15,000	287,872
Entergy Arkansas, Inc., 4.90%(2)	10,900	219,363
NextEra Energy Capital Holdings, Inc., Series I, 5.125%(2)	13,272	246,627
SCE Trust I, 5.625%(2)	15,000	301,500

		$1,360,895

Insurance — 0.4%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16(3)(7)	2,000	$800,125

		$800,125

Total Preferred Securities (identified cost $6,131,762)		$4,731,640

Tax-Exempt Investments — 0.1%

Security	Principal Amount (000’s omitted)	Value

Water and Sewer — 0.1%
Detroit, MI, Water Supply System, 5.25%, 7/1/41	$278	$251,815

		$251,815

Total Tax-Exempt Investments (identified cost $246,372)		$251,815

21	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Portfolio of Investments — continued

Interest Rate Swaptions Purchased — 0.5%

Description	Counterparty	Expiration Date	Notional Amount (000’s omitted)	Value

Option to receive 3-month USD-LIBOR-BBA Rate and pay 3.05%	Wells Fargo	10/23/14	$5,000	$242,450
Option to receive 3-month USD-LIBOR-BBA Rate and pay 3.20%	Citibank NA	9/29/14	6,000	223,848
Option to receive 3-month USD-LIBOR-BBA Rate and pay 3.21%	Citibank NA	8/7/14	15,000	457,905

Total Interest Rate Swaptions Purchased (identified cost $889,425)				$924,203

Short-Term Investments — 3.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.03%(8)(9)	$3,449	$3,448,517
Eaton Vance Cash Reserves Fund, LLC, 0.14%(9)	2,280	2,279,517

Total Short-Term Investments (identified cost $5,728,034)		$5,728,034

Total Investments — 101.2% (identified cost $182,242,165)		$179,873,730

Other Assets, Less Liabilities — (1.2)%		$(2,173,910)

Net Assets — 100.0%		$177,699,820

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AESOP	–	Avis Budget Rental Car Funding LLC
AMCAR	–	AmeriCredit Automobile Receivables Trust
BACM	–	Banc of America Commercial Mortgage Trust
BSCMS	–	Bear Stearns Commercial Mortgage Securities Trust
CARMX	–	CarMax Auto Owner Trust
CDCMT	–	CD Commercial Mortgage Trust
CGCMT	–	Citigroup Commercial Mortgage Trust
CNH	–	CNH Equipment Trust
COMM	–	Commercial Mortgage Pass-Through Certificates
CRART	–	California Republic Auto Receivables Trust
CSMC	–	Credit Suisse Commercial Mortgage Trust
DBUBS	–	DBUBS Mortgage Trust
DDR	–	Developers Diversified Realty Corp.

DROT	–	Diamond Resorts Owner Trust
ESA	–	Extended Stay America Trust
FMBT	–	Fontainebleau Miami Beach Trust
GECMC	–	General Electric Commercial Mortgage Corp.
GMACC	–	GMAC Commercial Mortgage Securities, Inc. Trust
HILT	–	Hilton USA Trust
IHSFR	–	Invitation Homes Trust
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
MLCFC	–	ML-CFC Commercial Mortgage Trust
MSC	–	Morgan Stanley Capital I Trust
NCUA	–	National Credit Union Administration
PPTT	–	Preferred Pass-Through Trust
RBSCF	–	Royal Bank of Scotland Commercial Funding
RIAL	–	Rialto Real Estate Fund LP
SDART	–	Santander Drive Auto Receivables Trust
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust
WF-RBS	–	WF-RBS Commercial Mortgage Trust

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2013, the aggregate value of these securities is $19,155,814 or 10.8% of the Portfolio’s net assets.

(2)	All or a portion of this security was on loan at December 31, 2013.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)	Weighted average fixed-rate coupon that changes/updates monthly.

(5)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2013.

(6)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(7)	Non-income producing security.

(8)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2013. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

22	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value including $3,372,087 of securities on loan (identified cost, $176,514,131)	$174,145,696
Affiliated investments, at value (identified cost, $5,728,034)	5,728,034
Interest receivable	1,413,051
Interest receivable from affiliated investment	211
Securities lending income receivable	1,700
Receivable from affiliate	6,763
Total assets	$181,295,455

Liabilities
Collateral for securities loaned	$3,448,517
Payable to affiliates:
Investment adviser fee	66,311
Trustees’ fees	1,159
Accrued expenses	79,648
Total liabilities	$3,595,635
Net Assets applicable to investors’ interest in Portfolio	$177,699,820

Sources of Net Assets
Investors’ capital	$180,068,255
Net unrealized depreciation	(2,368,435)
Total	$177,699,820

23	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Interest	$3,530,926
Dividends	166,556
Securities lending income, net	7,370
Interest allocated from affiliated investment	3,104
Expenses allocated from affiliated investment	(373)
Total investment income	$3,707,583

Expenses
Investment adviser fee	$558,509
Trustees’ fees and expenses	4,636
Custodian fee	74,692
Legal and accounting services	70,901
Miscellaneous	4,408
Total expenses	$713,146
Deduct —
Allocation of expenses to affiliate	$92,348
Reduction of custodian fee	12
Total expense reductions	$92,360

Net expenses	$620,786

Net investment income	$3,086,797

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,548,770
Investment transactions allocated from affiliated investments	93
Net realized gain	$1,548,863
Change in unrealized appreciation (depreciation) —
Investments	$(5,481,323)
Net change in unrealized appreciation (depreciation)	$(5,481,323)

Net realized and unrealized loss	$(3,932,460)

Net decrease in net assets from operations	$(845,663)

24	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$3,086,797	$3,544,648
Net realized gain from investment transactions	1,548,863	3,562,634
Net change in unrealized appreciation (depreciation) from investments	(5,481,323)	(956,009)
Net increase (decrease) in net assets from operations	$(845,663)	$6,151,273
Capital transactions —
Contributions	$94,333,637	$13,223,178
Withdrawals	(30,687,740)	(34,182,229)
Net increase (decrease) in net assets from capital transactions	$63,645,897	$(20,959,051)

Net increase (decrease) in net assets	$62,800,234	$(14,807,778)

Net Assets
At beginning of year	$114,899,586	$129,707,364
At end of year	$177,699,820	$114,899,586

25	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2013		2012		2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.50	%(2)	0.50	%(2)	0.57%	0.57%	0.57%
Net investment income	2.48%		2.93%		3.39%	3.87%	4.35%
Portfolio Turnover	107%		113%		100%	91%	94%

Total Return	(1.04)%		5.12%		7.34%	7.53%	5.99%

Net assets, end of year (000’s omitted)	$177,700		$114,900		$129,707	$144,019	$129,527

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser subsidized certain operating expenses (equal to 0.07% of average daily net assets for each of the years ended December 31, 2013 and 2012). Absent this subsidy, total return would have been lower.

26	See Notes to Financial Statements.

Investment Grade Income Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Investment Grade Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objectives are to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Balanced Fund, Eaton Vance Investment Grade Income Fund and donor advised funds (established and maintained by a public charity) managed by Eaton Vance Management (EVM) held an interest of 36.4%, 47.1% and 16.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Derivatives. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note since its acquisition. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share

27

Investment Grade Income Portfolio

December 31, 2013

Notes to Financial Statements — continued

of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked to market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked to market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at a reduced rate on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2013, the Portfolio’s investment adviser fee amounted to $558,509 or 0.45% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $92,348 of the Portfolio’s operating expenses for the year ended December 31, 2013. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

28

Investment Grade Income Portfolio

December 31, 2013

Notes to Financial Statements — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$68,009,385	$48,437,812
U.S. Government and Agency Securities	129,805,706	83,074,687

	$197,815,091	$131,512,499

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$182,822,672

Gross unrealized appreciation	$645,169
Gross unrealized depreciation	(3,594,111)

Net unrealized depreciation	$(2,948,942)

5  Financial Instruments

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate swaptions.

The non-exchange traded derivatives in which the Portfolio invests, including swaption contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At December 31, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $924,203, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $681,753. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Interest rate swaptions	$924,203	(1)	$—

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

During the current reporting period, the Portfolio adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table

29

Investment Grade Income Portfolio

December 31, 2013

Notes to Financial Statements — continued

above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of December 31, 2013.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank NA	$681,753	$—	$—	$—	$681,753
Wells Fargo	242,450	—	—	—	242,450

	$924,203	$—	$—	$—	$924,203

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

Information with respect to securities on loan at December 31, 2013 is included at Note 7.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Interest rate swaptions	$579,600	(1)	$105,814	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments.

The average notional amount of interest rate swaptions outstanding during the year ended December 31, 2013, which is indicative of the volume of this derivative type, was $15,846,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2013 amounted to $1,015.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At December 31, 2013, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $3,372,087 and $3,448,517, respectively. The carrying amount of the liability for collateral for securities loaned at December 31, 2013 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at December 31, 2013.

30

Investment Grade Income Portfolio

December 31, 2013

Notes to Financial Statements — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$60,722,699	$—	$60,722,699
Agency Mortgage-Backed Securities	—	37,383,543	—	37,383,543
Commercial Mortgage-Backed Securities	—	16,102,306	—	16,102,306
Asset-Backed Securities	—	4,565,193	—	4,565,193
Foreign Government Bonds	—	510,926	—	510,926
U.S. Government Agency Bonds	—	3,511,825	—	3,511,825
U.S. Treasury Obligations	—	45,441,546	—	45,441,546
Preferred Securities	301,500	4,430,140	—	4,731,640
Tax-Exempt Investments	—	251,815	—	251,815
Interest Rate Swaptions Purchased	—	924,203	—	924,203
Short-Term Investments	—	5,728,034	—	5,728,034

Total Investments	$301,500	$179,572,230	$—	$179,873,730

The Portfolio held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

31

Investment Grade Income Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Investment Grade Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Investment Grade Income Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Grade Income Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2014

32

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Investment Grade Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013)

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

33

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(3) 1956	President of the Trust and Vice President of the Portfolio	President of the Trust since 2013 and Vice President of the Portfolio since 2011	Vice President and Chief Income Investment Officer of EVM and BMR.

Thomas H. Luster 1962	President of the Portfolio	Since 2010	Vice President of EVM and BMR.

34

Eaton Vance

Investment Grade Income Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Investment Grade Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Investment Grade Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2978 12.31.13

Eaton Vance

Large-Cap Growth Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Large-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 30

Federal Tax Information	19

Management and Organization	31

Important Notices	34

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Large-Cap Growth Fund (the Fund) had a total return of 35.35% for Class A shares at net asset value (NAV), outperforming the 33.48% return of the Fund’s benchmark, the Russell 1000 Growth Index (the Index).

All of the 10 economic sectors within the Index posted positive returns for the 12-month period, while the Fund achieved positive returns in all eight sectors in which it was invested. Stock selection was the primary driver of the Fund’s outperformance versus the Index, with sector allocation also contributing.

Relative to the Index, consumer discretionary was the Fund’s top-performing sector due to stock selection. An overweight in the Internet & catalog retail industry benefited the Fund’s relative performance versus the Index, as did exposure to the leisure equipment & products industry. Within these industries, two Internet retail companies, priceline.com, Inc. and Amazon.com, Inc., were among the Fund’s leading individual stocks, along with Polaris Industries, Inc., a manufacturer of all-terrain vehicles. In the consumer staples sector, the food products industry was a notable outperformer for the Fund versus the Index due to stock selection, led by Green Mountain Coffee Roasters, Inc. which was among the Fund’s best-performing individual stocks. The health care sector also aided the Fund’s performance versus the Index, particularly due to a timely overweight position and stock selection in the biotechnology industry. A biopharmaceutical company, Gilead Sciences, Inc., was among the Fund’s top individual stocks amid optimism about its treatments for liver disease.

Conversely, information technology was the Fund’s weakest-performing sector versus the Index due to both stock selection and an overweight position. The communications equipment industry was a notable detractor from Fund performance versus the Index, hampered by an overweight as well as stock selection. F5 Networks, Inc., a provider of network applications delivery technology, was among the Fund’s weakest-performing individual stocks. QUALCOMM, Inc., a long-term holding and a leading maker of telecommunications semiconductors, was also a drag on the Fund’s relative performance versus the Index after reporting disappointing results. Energy was the Fund’s other weak-performing sector versus the Index. Stock selection, particularly in the energy equipment & services industry, more than offset the Fund’s beneficial overweight in the sector thereby detracting from Fund performance. Cameron International Corp., a leading supplier of process control systems, was one of the Fund’s worst-performing stocks after reporting lower-than-expected earnings during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/09/2002	09/09/2002	35.35%	17.53%	7.54%
Class A with 5.75% Maximum Sales Charge	—	—	27.57	16.15	6.90
Class C at NAV	09/09/2002	09/09/2002	34.27	16.66	6.73
Class C with 1% Maximum Sales Charge	—	—	33.27	16.66	6.73
Class I at NAV	05/03/2007	09/09/2002	35.61	17.84	7.71
Class R at NAV	08/03/2009	09/09/2002	34.94	17.28	7.42
Russell 1000 Growth Index	—	—	33.48%	20.38%	7.82%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.38%	2.13%	1.13%	1.63%
Net		1.25	2.00	1.00	1.50

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2003	$19,188	N.A.
Class I	$250,000	12/31/2003	$525,518	N.A.
Class R	$10,000	12/31/2003	$20,467	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)[6]

Apple, Inc.	5.2%

Google, Inc., Class A	5.1

Amazon.com, Inc.	3.3

Gilead Sciences, Inc.	3.0

QUALCOMM, Inc.	2.8

Visa, Inc., Class A	2.1

priceline.com, Inc.	2.0

NXP Semiconductors NV	2.0

Facebook, Inc., Class A	1.9

EMC Corp.	1.8

Total	29.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Russell 1000 Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,216.20	$6.98	**	1.25%
Class C	$1,000.00	$1,211.70	$11.15	**	2.00%
Class I	$1,000.00	$1,217.50	$5.59	**	1.00%
Class R	$1,000.00	$1,214.70	$8.37	**	1.50%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class C	$1,000.00	$1,015.10	$10.16	**	2.00%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%
Class R	$1,000.00	$1,017.60	$7.63	**	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Large-Cap Growth Portfolio, at value (identified cost, $92,696,626)	$149,770,330
Receivable for Fund shares sold	218,661
Total assets	$149,988,991

Liabilities
Payable for Fund shares redeemed	$349,520
Payable to affiliates:
Administration fee	18,613
Distribution and service fees	43,923
Trustees’ fees	125
Due to affiliate	11,738
Accrued expenses	67,076
Total liabilities	$490,995
Net Assets	$149,497,996

Sources of Net Assets
Paid-in capital	$89,493,241
Accumulated net realized gain from Portfolio	2,931,051
Net unrealized appreciation from Portfolio	57,073,704
Total	$149,497,996

Class A Shares
Net Assets	$89,426,167
Shares Outstanding	4,275,636
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$20.92
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$22.20

Class C Shares
Net Assets	$29,318,360
Shares Outstanding	1,549,658
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$18.92

Class I Shares
Net Assets	$28,335,998
Shares Outstanding	1,333,224
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$21.25

Class R Shares
Net Assets	$2,417,471
Shares Outstanding	117,020
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$20.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $8,477)	$1,885,535
Interest allocated from Portfolio	599
Expenses allocated from Portfolio	(1,056,537)
Total investment income from Portfolio	$829,597

Expenses
Administration fee	$215,946
Distribution and service fees
Class A	219,978
Class C	248,459
Class R	9,948
Trustees’ fees and expenses	500
Custodian fee	24,359
Transfer and dividend disbursing agent fees	173,185
Legal and accounting services	20,298
Printing and postage	29,969
Registration fees	49,553
Miscellaneous	13,789
Total expenses	$1,005,984
Deduct —
Allocation of expenses to affiliate	$145,581
Total expense reductions	$145,581

Net expenses	$860,403

Net investment loss	$(30,806)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$23,404,980
Foreign currency transactions	1,482
Net realized gain	$23,406,462
Change in unrealized appreciation (depreciation) —
Investments	$20,106,628
Foreign currency	572
Net change in unrealized appreciation (depreciation)	$20,107,200

Net realized and unrealized gain	$43,513,662

Net increase in net assets from operations	$43,482,856

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(30,806)	$(122,494)
Net realized gain from investment and foreign currency transactions	23,406,462	14,450,829
Net change in unrealized appreciation (depreciation) from investments and foreign currency	20,107,200	5,297,351
Net increase in net assets from operations	$43,482,856	$19,625,686
Distributions to shareholders —
From net investment income
Class A	$(2,108)	$—
Class C	(656)	—
Class I	(704)	(63,093)
Class R	(48)	—
From net realized gain
Class A	(10,494,148)	(950,533)
Class C	(3,699,462)	(254,612)
Class I	(3,323,607)	(308,587)
Class R	(283,230)	(19,347)
Total distributions to shareholders	$(17,803,963)	$(1,596,172)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$17,583,544	$18,490,065
Class B	—	580,015
Class C	6,550,201	3,355,101
Class I	11,772,347	8,760,956
Class R	613,337	966,988
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,783,567	895,099
Class C	2,790,423	186,980
Class I	2,484,010	323,403
Class R	263,137	19,210
Cost of shares redeemed
Class A	(40,847,752)	(49,608,799)
Class B	—	(1,042,715)
Class C	(6,136,875)	(7,138,293)
Class I	(21,439,912)	(13,447,072)
Class R	(511,282)	(828,561)
Net asset value of shares exchanged
Class A	—	758,943
Class B	—	(758,943)
Net asset value of shares merged*
Class A	—	6,247,035
Class B	—	(6,247,035)
Contingent deferred sales charges
Class B	—	1,198
Net decrease in net assets from Fund share transactions	$(17,095,255)	$(38,486,425)

Net increase (decrease) in net assets	$8,583,638	$(20,456,911)

Net Assets
At beginning of year	$140,914,358	$161,371,269
At end of year	$149,497,996	$140,914,358

Accumulated net investment loss included in net assets
At end of year	$—	$(46,406)

*	At the close of business on October 5, 2012, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$17.540	$15.730	$16.630	$14.550	$10.680

Income (Loss) From Operations
Net investment income(1)	$0.012	$0.002	$0.009	$0.019	$0.014
Net realized and unrealized gain (loss)	6.069	1.992	(0.909)	2.061	3.856

Total income (loss) from operations	$6.081	$1.994	$(0.900)	$2.080	$3.870

Less Distributions
From net investment income	$(0.001)	$—	$—	$—	$—
From net realized gain	(2.700)	(0.184)	—	—	—

Total distributions	$(2.701)	$(0.184)	$—	$—	$—

Net asset value — End of year	$20.920	$17.540	$15.730	$16.630	$14.550

Total Return(2)	35.35%	12.66%	(5.41)%	14.30%	36.11%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,426	$86,843	$99,259	$113,771	$85,281
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.06%	0.01%	0.05%	0.13%	0.12%
Portfolio Turnover of the Portfolio	42%	40%	69%	59%	60%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.10%, 0.13%, 0.13%, 0.13% and 0.24% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively).

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$16.190	$14.630	$15.590	$13.740	$10.160

Income (Loss) From Operations
Net investment loss(1)	$(0.127)	$(0.118)	$(0.107)	$(0.089)	$(0.072)
Net realized and unrealized gain (loss)	5.558	1.862	(0.853)	1.939	3.652

Total income (loss) from operations	$5.431	$1.744	$(0.960)	$1.850	$3.580

Less Distributions
From net investment income	$(0.001)	$—	$—	$—	$—
From net realized gain	(2.700)	(0.184)	—	—	—

Total distributions	$(2.701)	$(0.184)	$—	$—	$—

Net asset value — End of year	$18.920	$16.190	$14.630	$15.590	$13.740

Total Return(2)	34.27%	11.91%	(6.16)%	13.46%	35.10%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,318	$22,422	$23,524	$27,905	$25,645
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment loss	(0.68)%	(0.74)%	(0.70)%	(0.64)%	(0.62)%
Portfolio Turnover of the Portfolio	42%	40%	69%	59%	60%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.10%, 0.13%, 0.13%, 0.13% and 0.24% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively).

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$17.750	$15.910	$16.780	$14.640	$10.720

Income (Loss) From Operations
Net investment income(1)	$0.063	$0.050	$0.051	$0.053	$0.056
Net realized and unrealized gain (loss)	6.138	2.012	(0.921)	2.087	3.864

Total income (loss) from operations	$6.201	$2.062	$(0.870)	$2.140	$3.920

Less Distributions
From net investment income	$(0.001)	$(0.038)	$—	$—	$—
From net realized gain	(2.700)	(0.184)	—	—	—

Total distributions	$(2.701)	$(0.222)	$—	$—	$—

Net asset value — End of year	$21.250	$17.750	$15.910	$16.780	$14.640

Total Return(2)	35.61%	13.01%	(5.24)%	14.62%	36.57%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,336	$29,920	$30,675	$27,560	$22,984
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.31%	0.29%	0.31%	0.35%	0.43%
Portfolio Turnover of the Portfolio	42%	40%	69%	59%	60%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator subsidized certain operating expenses (equal to 0.10%, 0.13%, 0.13%, 0.13% and 0.24% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively).

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Financial Highlights — continued

	Class R
	Year Ended December 31,				Period Ended December 31, 2009(1)
	2013	2012	2011	2010
Net asset value — Beginning of period	$17.400	$15.640	$16.580	$14.530	$12.660

Income (Loss) From Operations
Net investment loss(2)	$(0.037)	$(0.038)	$(0.029)	$(0.011)	$(0.008)
Net realized and unrealized gain (loss)	5.998	1.982	(0.911)	2.061	1.878

Total income (loss) from operations	$5.961	$1.944	$(0.940)	$2.050	$1.870

Less Distributions
From net investment income	$(0.001)	$—	$—	$—	$—
From net realized gain	(2.700)	(0.184)	—	—	—

Total distributions	$(2.701)	$(0.184)	$—	$—	$—

Net asset value — End of period	$20.660	$17.400	$15.640	$16.580	$14.530

Total Return(3)	34.94%	12.42%	(5.67)%	14.11%	14.77	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,417	$1,729	$1,378	$575	$1
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.50%	1.50%	1.50%	1.50%	1.50	%(8)
Net investment loss	(0.18)%	(0.22)%	(0.18)%	(0.08)%	(0.15	)%(8)
Portfolio Turnover of the Portfolio	42%	40%	69%	59%	60	%(9)

(1)	For the period from the start of business, August 3, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator subsidized certain operating expenses (equal to 0.10%, 0.13%, 0.13%, 0.13% and 0.24% of average daily net assets for the years ended December 31, 2013, 2012, 2011 and 2010, and the period ended December 31, 2009, respectively).

(8)	Annualized.

(9)	For the Portfolio’s fiscal year ended December 31, 2009.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (93.6% at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be

14

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Notes to Financial Statements — continued

reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$2,330,441	$63,093
Long-term capital gains	$15,473,522	$1,533,079

During the year ended December 31, 2013, accumulated net realized gain was decreased by $4,424,955, accumulated net investment loss was decreased by $80,728 and paid-in capital was increased by $4,344,227 due to differences between book and tax accounting, primarily for net operating losses, return of capital distributions from securities, investments in partnerships, the Fund’s use of equalization accounting and foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$574,834
Undistributed long-term capital gains	$2,159,912
Net unrealized appreciation	$57,270,009

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2013, the administration fee amounted to $215,946. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 2.00%, 1.00% and 1.50% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2014. Pursuant to this agreement, EVM was allocated $145,581 of the Fund’s operating expenses for the year ended December 31, 2013. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $6,438 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,989 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $219,978 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $186,344 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution

15

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Notes to Financial Statements — continued

services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2013, the Fund paid or accrued to EVD $4,974 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $62,115 and $4,974 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $10,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively. For the year ended December 31, 2012, the Fund received CDSCs of $1,198 from Class B shareholders.

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $9,542,471 and $48,874,630, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	873,080	1,073,172
Issued to shareholders electing to receive payments of distributions in Fund shares	483,704	50,542
Redemptions	(2,031,855)	(2,870,785)
Merger from Class B shares	—	342,491
Exchange from Class B shares	—	44,066

Net decrease	(675,071)	(1,360,514)

Class B		Year Ended December 31, 2012(1)

Sales		36,124
Redemptions		(64,903)
Merger to Class A shares		(369,210)
Exchange to Class A shares		(47,354)

Net decrease		(445,343)

16

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2013	2012

Sales	347,367	209,567
Issued to shareholders electing to receive payments of distributions in Fund shares	152,373	11,436
Redemptions	(335,351)	(443,144)

Net increase (decrease)	164,389	(222,141)

	Year Ended December 31,
Class I	2013	2012

Sales	557,261	499,001
Issued to shareholders electing to receive payments of distributions in Fund shares	120,820	18,047
Redemptions	(1,030,644)	(759,873)

Net decrease	(352,563)	(242,825)

	Year Ended December 31,
Class R	2013	2012

Sales	30,240	58,778
Issued to shareholders electing to receive payments of distributions in Fund shares	13,174	1,093
Redemptions	(25,782)	(48,625)

Net increase	17,632	11,246

(1)

Effective January 1, 2012, Class B shares were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. At the close of business on October 5, 2012, Class B shares were merged into Class A shares.

17

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Growth Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2014

18

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $1,846,318, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $19,829,768 or, if subsequently determined to be different, the net capital gain of such year.

19

Large-Cap Growth Portfolio

December 31, 2013

Portfolio of Investments

Common Stocks — 99.1%

Security	Shares	Value

Aerospace & Defense — 3.0%
Boeing Co. (The)	18,444	$2,517,421
United Technologies Corp.	19,876	2,261,889

		$4,779,310

Air Freight & Logistics — 1.8%
C.H. Robinson Worldwide, Inc.	25,905	$1,511,298
FedEx Corp.	9,065	1,303,275

		$2,814,573

Airlines — 0.7%
United Continental Holdings, Inc.(1)	30,956	$1,171,065

		$1,171,065

Automobiles — 1.8%
Ford Motor Co.	98,082	$1,513,405
Volkswagen AG, PFC Shares	4,711	1,325,763

		$2,839,168

Beverages — 2.0%
Beam, Inc.	14,159	$963,662
PepsiCo, Inc.	26,650	2,210,351

		$3,174,013

Biotechnology — 7.4%
Amgen, Inc.	16,379	$1,869,827
Biogen Idec, Inc.(1)	8,529	2,385,988
Celgene Corp.(1)	16,067	2,714,680
Gilead Sciences, Inc.(1)	64,573	4,852,661

		$11,823,156

Building Products — 1.3%
Armstrong World Industries, Inc.(1)	36,115	$2,080,585

		$2,080,585

Capital Markets — 0.9%
Invesco, Ltd.	39,218	$1,427,535

		$1,427,535

Chemicals — 3.4%
Ecolab, Inc.	24,683	$2,573,696
Monsanto Co.	24,696	2,878,319

		$5,452,015

Security	Shares	Value

Commercial Banks — 3.3%
PNC Financial Services Group, Inc. (The)	21,072	$1,634,766
Regions Financial Corp.	164,153	1,623,473
Wells Fargo & Co.	44,543	2,022,252

		$5,280,491

Communications Equipment — 3.7%
F5 Networks, Inc.(1)	17,040	$1,548,254
QUALCOMM, Inc.	59,970	4,452,773

		$6,001,027

Computers & Peripherals — 7.9%
Apple, Inc.	14,820	$8,315,650
EMC Corp.	116,975	2,941,921
NCR Corp.(1)	41,839	1,425,037

		$12,682,608

Consumer Finance — 1.6%
American Express Co.	27,668	$2,510,318

		$2,510,318

Diversified Financial Services — 1.0%
Citigroup, Inc.	31,443	$1,638,495

		$1,638,495

Electrical Equipment — 2.2%
Emerson Electric Co.	28,524	$2,001,814
Rockwell Automation, Inc.	13,506	1,595,869

		$3,597,683

Energy Equipment & Services — 1.6%
Schlumberger, Ltd.	27,823	$2,507,131

		$2,507,131

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	12,839	$1,527,969
Wal-Mart Stores, Inc.	14,201	1,117,477

		$2,645,446

Food Products — 2.2%
Hershey Co. (The)	11,053	$1,074,683
Mondelez International, Inc., Class A	67,211	2,372,548

		$3,447,231

20	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 3.3%
Covidien PLC	29,298	$1,995,194
Medtronic, Inc.	26,017	1,493,116
Stryker Corp.	22,839	1,716,122

		$5,204,432

Hotels, Restaurants & Leisure — 2.5%
Marriott International, Inc., Class A	36,422	$1,797,790
Starbucks Corp.	28,724	2,251,674

		$4,049,464

Household Durables — 0.5%
Mohawk Industries, Inc.(1)	5,594	$832,947

		$832,947

Household Products — 0.8%
Colgate-Palmolive Co.	19,816	$1,292,201

		$1,292,201

Industrial Conglomerates — 1.2%
3M Co.	13,185	$1,849,196

		$1,849,196

Internet & Catalog Retail — 6.0%
Amazon.com, Inc.(1)	13,093	$5,221,358
Groupon, Inc.(1)	104,099	1,225,245
priceline.com, Inc.(1)	2,775	3,225,660

		$9,672,263

Internet Software & Services — 7.0%
Facebook, Inc., Class A(1)	55,685	$3,043,742
Google, Inc., Class A(1)	7,336	8,221,529

		$11,265,271

IT Services — 2.1%
Visa, Inc., Class A	15,172	$3,378,501

		$3,378,501

Leisure Equipment & Products — 1.1%
Brunswick Corp.	37,382	$1,721,815

		$1,721,815

Security	Shares	Value

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	28,222	$1,614,016

		$1,614,016

Machinery — 3.4%
Caterpillar, Inc.	25,163	$2,285,052
Donaldson Co., Inc.	31,866	1,384,896
Wabtec Corp.	23,714	1,761,239

		$5,431,187

Media — 2.4%
Comcast Corp., Class A	29,446	$1,530,161
Walt Disney Co. (The)	30,955	2,364,962

		$3,895,123

Oil, Gas & Consumable Fuels — 2.8%
EOG Resources, Inc.	9,004	$1,511,231
Occidental Petroleum Corp.	13,278	1,262,738
Range Resources Corp.	19,456	1,640,336

		$4,414,305

Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	22,128	$1,666,681

		$1,666,681

Pharmaceuticals — 2.0%
Perrigo Co. PLC	9,723	$1,492,091
Roche Holding AG ADR	24,748	1,737,310

		$3,229,401

Road & Rail — 0.8%
Union Pacific Corp.	7,692	$1,292,256

		$1,292,256

Semiconductors & Semiconductor Equipment — 4.1%
Avago Technologies, Ltd.	28,225	$1,492,821
Broadcom Corp., Class A	29,006	860,028
Intel Corp.	40,320	1,046,707
NXP Semiconductors NV(1)	68,697	3,155,253

		$6,554,809

Software — 3.6%
Microsoft Corp.	71,784	$2,686,875
Oracle Corp.	38,327	1,466,391

21	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)
VMware, Inc., Class A(1)	17,997	$1,614,511

		$5,767,777

Specialty Retail — 4.4%
AutoNation, Inc.(1)	41,177	$2,046,085
Bed Bath & Beyond, Inc.(1)	12,373	993,552
Home Depot, Inc. (The)	16,002	1,317,605
PetSmart, Inc.	15,371	1,118,240
Staples, Inc.	95,776	1,521,881

		$6,997,363

Textiles, Apparel & Luxury Goods — 1.6%
NIKE, Inc., Class B	32,632	$2,566,180

		$2,566,180

Total Common Stocks (identified cost $95,329,056)		$158,567,038

Short-Term Investments — 0.9%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$1,361	$1,360,920

Total Short-Term Investments (identified cost $1,360,920)		$1,360,920

Total Investments — 100.0% (identified cost $96,689,976)		$159,927,958

Other Assets, Less Liabilities — 0.0%(3)		$36,996

Net Assets — 100.0%		$159,964,954

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

(3)	Amount is less than 0.05%.

22	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $95,329,056)	$158,567,038
Affiliated investment, at value (identified cost, $1,360,920)	1,360,920
Dividends receivable	140,390
Interest receivable from affiliated investment	72
Tax reclaims receivable	29,297
Total assets	$160,097,717

Liabilities
Payable to affiliates:
Investment adviser fee	$86,301
Trustees’ fees	1,616
Accrued expenses	44,846
Total liabilities	$132,763
Net Assets applicable to investors’ interest in Portfolio	$159,964,954

Sources of Net Assets
Investors’ capital	$96,722,809
Net unrealized appreciation	63,242,145
Total	$159,964,954

23	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $9,056)	$2,025,751
Interest allocated from affiliated investment	643
Expenses allocated from affiliated investment	(73)
Total investment income	$2,026,321

Expenses
Investment adviser fee	$1,006,895
Trustees’ fees and expenses	6,420
Custodian fee	75,804
Legal and accounting services	35,757
Miscellaneous	10,134
Total expenses	$1,135,010
Deduct —
Reduction of custodian fee	$3
Total expense reductions	$3

Net expenses	$1,135,007

Net investment income	$891,314

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$25,387,179
Investment transactions allocated from affiliated investment	14
Foreign currency transactions	1,570
Net realized gain	$25,388,763
Change in unrealized appreciation (depreciation) —
Investments	$21,403,070
Foreign currency	613
Net change in unrealized appreciation (depreciation)	$21,403,683

Net realized and unrealized gain	$46,792,446

Net increase in net assets from operations	$47,683,760

24	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$891,314	$922,637
Net realized gain from investment and foreign currency transactions	25,388,763	15,751,772
Net change in unrealized appreciation (depreciation) from investments and foreign currency	21,403,683	5,405,387
Net increase in net assets from operations	$47,683,760	$22,079,796
Capital transactions —
Contributions	$12,668,333	$12,144,911
Withdrawals	(58,445,957)	(49,255,914)
Net decrease in net assets from capital transactions	$(45,777,624)	$(37,111,003)

Net increase (decrease) in net assets	$1,906,136	$(15,031,207)

Net Assets
At beginning of year	$158,058,818	$173,090,025
At end of year	$159,964,954	$158,058,818

25	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.73%	0.73%	0.72%	0.73%	0.75%
Net investment income	0.58%	0.54%	0.58%	0.63%	0.63%
Portfolio Turnover	42%	40%	69%	59%	60%

Total Return	36.04%	13.25%	(4.91)%	14.89%	36.77%

Net assets, end of year (000’s omitted)	$159,965	$158,059	$173,090	$203,565	$167,631

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Financial Statements.

Large-Cap Growth Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Large-Cap Growth Fund held an interest of 93.6% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

27

Large-Cap Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2013, the Portfolio’s investment adviser fee amounted to $1,006,895 or 0.65% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $64,113,759 and $109,383,158, respectively, for the year ended December 31, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$96,726,224

Gross unrealized appreciation	$63,385,808
Gross unrealized depreciation	(184,074)

Net unrealized appreciation	$63,201,734

The net unrealized appreciation on foreign currency at December 31, 2013 on a federal income tax basis was $4,163.

28

Large-Cap Growth Portfolio

December 31, 2013

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

6  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$31,248,560	$1,325,763		$—	$32,574,323
Consumer Staples	12,225,572	—		—	12,225,572
Energy	6,921,436	—		—	6,921,436
Financials	10,856,839	—		—	10,856,839
Health Care	21,871,005	—		—	21,871,005
Industrials	23,015,855	—		—	23,015,855
Information Technology	45,649,993	—		—	45,649,993
Materials	5,452,015	—		—	5,452,015

Total Common Stocks	$157,241,275	$1,325,763	*	$—	$158,567,038

Short-Term Investments	$—	$1,360,920		$—	$1,360,920

Total Investments	$157,241,275	$2,686,683		$—	$159,927,958

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Large-Cap Growth Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 17, 2014

30

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

31

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2002

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Lewis R. Piantedosi 1965	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

32

Eaton Vance

Large-Cap Growth Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1559 12.31.13

Eaton Vance

Large-Cap Value Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Large-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18 and 31

Federal Tax Information	19

Management and Organization	32

Important Notices	35

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Large-Cap Value Fund (the Fund) had a total return of 29.34% for Class A shares at net asset value (NAV), underperforming the 32.53% return of the Fund’s benchmark, the Russell 1000 Value Index (the Index).

Stock selection in the information technology (IT), industrials and telecommunication services sectors detracted from the Fund’s performance relative to the Index. In a generally rising market during the period, the Fund’s modest cash position also detracted from performance versus the Index.

Within the IT sector, stock selection in computers & peripherals, IT services and software hurt Fund performance relative to the Index, as did stock selection and an underweight position in semiconductors & semiconductor equipment. In the industrials sector, stock selection in machinery and an underweight in industrial conglomerates dragged on Fund performance relative to the Index. Elsewhere in the sector, the Fund’s avoidance of professional services and air freight & logistics stocks, which performed strongly during the period, also hurt performance versus the Index. In the telecommunication services sector, an underweight in wireless telecommunication services and stock selection in diversified telecommunication services detracted from Fund performance relative to the Index.

In contrast, stock selection and underweights in both the materials and utilities sectors, along with stock selection and an overweight in the health care sector, helped the Fund’s performance relative to the Index. Within the materials sector, stock selection in chemicals and an underweight in metals & mining were the primary contributors to Fund performance versus the Index. Stock selection and an underweight in electric utilities lifted Fund performance relative to the Index in the utilities sector. In the health care sector, the Fund’s holdings in biotechnology stocks — an area not represented in the Index — contributed to performance versus the Index. Stock selection and an overweight in life sciences tools & services, as well as stock selection in pharmaceuticals, also aided Fund performance relative to the Index within health care.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Performance2,3

Portfolio Managers Michael R. Mach, CFA, Matthew F. Beaudry, CMFC, CIMA, John D. Crowley and Stephen J. Kaszynski, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/23/1931	09/23/1931	29.34%	12.99%	7.35%
Class A with 5.75% Maximum Sales Charge	—	—	21.91	11.65	6.72
Class C at NAV	11/04/1994	09/23/1931	28.37	12.14	6.55
Class C with 1% Maximum Sales Charge	—	—	27.37	12.14	6.55
Class I at NAV	12/28/2004	09/23/1931	29.65	13.26	7.58
Class R at NAV	02/18/2004	09/23/1931	29.01	12.69	7.09
Russell 1000 Value Index	—	—	32.53%	16.66%	7.58%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
		0.99%	1.74%	0.74%	1.24%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$ 10,000	12/31/2003	$ 18,867	N.A.
Class I	$250,000	12/31/2003	$519,316	N.A.
Class R	$ 10,000	12/31/2003	$ 19,844	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

JPMorgan Chase & Co.	3.0%

Wells Fargo & Co.	3.0

Exxon Mobil Corp.	2.9

Citigroup, Inc.	2.8

Chevron Corp.	2.8

Pfizer, Inc.	2.7

Occidental Petroleum Corp.	2.4

Morgan Stanley	2.4

General Electric Co.	2.3

LyondellBasell Industries NV, Class A	2.2

Total	26.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,139.90	$5.29	0.98%
Class C	$1,000.00	$1,135.00	$9.31	1.73%
Class I	$1,000.00	$1,141.00	$3.94	0.73%
Class R	$1,000.00	$1,138.20	$6.63	1.23%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.99	0.98%
Class C	$1,000.00	$1,016.50	$8.79	1.73%
Class I	$1,000.00	$1,021.50	$3.72	0.73%
Class R	$1,000.00	$1,019.00	$6.26	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investment in Large-Cap Value Portfolio, at value (identified cost, $4,519,249,383)	$6,484,235,329
Receivable for Fund shares sold	7,613,583
Total assets	$6,491,848,912

Liabilities
Payable for Fund shares redeemed	$67,872,987
Payable to affiliates:
Distribution and service fees	1,100,603
Trustees’ fees	125
Accrued expenses	1,423,767
Total liabilities	$70,397,482
Net Assets	$6,421,451,430

Sources of Net Assets
Paid-in capital	$4,176,204,539
Accumulated net realized gain from Portfolio	277,025,894
Accumulated undistributed net investment income	3,235,051
Net unrealized appreciation from Portfolio	1,964,985,946
Total	$6,421,451,430

Class A Shares
Net Assets	$2,912,022,129
Shares Outstanding	121,806,510
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.91
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$25.37

Class C Shares
Net Assets	$454,828,587
Shares Outstanding	19,015,542
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$23.92

Class I Shares
Net Assets	$2,892,358,577
Shares Outstanding	120,678,496
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.97

Class R Shares
Net Assets	$162,242,137
Shares Outstanding	6,796,456
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.87

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends allocated from Portfolio (net of foreign taxes, $2,335,651)	$159,890,241
Interest allocated from Portfolio	108,347
Securities lending income allocated from Portfolio, net	24,674
Expenses allocated from Portfolio	(45,215,295)
Total investment income from Portfolio	$114,807,967

Expenses
Distribution and service fees
Class A	$8,034,093
Class B	256,004
Class C	4,405,749
Class R	903,566
Trustees’ fees and expenses	500
Custodian fee	45,852
Transfer and dividend disbursing agent fees	7,762,277
Legal and accounting services	87,468
Printing and postage	487,307
Registration fees	124,128
Miscellaneous	46,033
Total expenses	$22,152,977

Net investment income	$92,654,990

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$1,418,736,743
Foreign currency transactions	(81,945)
Net realized gain	$1,418,654,798
Change in unrealized appreciation (depreciation) —
Investments	$357,754,902
Foreign currency	232,827
Net change in unrealized appreciation (depreciation)	$357,987,729

Net realized and unrealized gain	$1,776,642,527

Net increase in net assets from operations	$1,869,297,517

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$92,654,990	$150,652,957
Net realized gain from investment and foreign currency transactions	1,418,654,798	1,957,266,571
Net change in unrealized appreciation (depreciation) from investments and foreign currency	357,987,729	(666,381,134)
Net increase in net assets from operations	$1,869,297,517	$1,441,538,394
Distributions to shareholders —
From net investment income
Class A	$(37,710,750)	$(67,842,152)
Class B	(218,139)	(555,456)
Class C	(1,952,905)	(4,080,619)
Class I	(50,073,970)	(72,874,970)
Class R	(1,705,473)	(3,092,564)
From net realized gain
Class A	(117,638,814)	—
Class C	(18,238,393)	—
Class I	(132,041,967)	—
Class R	(6,825,173)	—
Total distributions to shareholders	$(366,405,584)	$(148,445,761)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$362,144,303	$580,999,540
Class B	1,537,239	1,162,086
Class C	33,071,306	26,760,734
Class I	788,352,060	1,064,148,981
Class R	27,796,037	29,340,967
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	147,400,300	64,385,979
Class B	180,629	454,876
Class C	15,139,905	2,952,504
Class I	135,812,282	55,979,281
Class R	8,081,040	2,929,812
Cost of shares redeemed
Class A	(1,658,027,620)	(4,490,080,157)
Class B	(6,178,362)	(15,019,991)
Class C	(102,975,331)	(168,166,095)
Class I	(1,912,528,275)	(3,236,758,588)
Class R	(92,443,985)	(161,215,495)
Net asset value of shares exchanged
Class A	5,666,068	6,218,669
Class B	(5,666,068)	(6,218,669)
Net asset value of shares merged*
Class A	51,385,823	—
Class B	(51,385,823)	—
Contingent deferred sales charges
Class B	320	—
Net decrease in net assets from Fund share transactions	$(2,252,638,152)	$(6,242,125,566)

Net decrease in net assets	$(749,746,219)	$(4,949,032,933)

Net Assets
At beginning of year	$7,171,197,649	$12,120,230,582
At end of year	$6,421,451,430	$7,171,197,649

Accumulated undistributed net investment income included in net assets
At end of year	$3,235,051	$5,216,748

*	At the close of business on June 21, 2013, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$19.500	$17.130	$18.220	$16.740	$14.540

Income (Loss) From Operations
Net investment income(1)	$0.267	$0.289	$0.259	$0.187	$0.216
Net realized and unrealized gain (loss)	5.402	2.399	(1.076)	1.478	2.207

Total income (loss) from operations	$5.669	$2.688	$(0.817)	$1.665	$2.423

Less Distributions
From net investment income	$(0.266)	$(0.318)	$(0.273)	$(0.185)	$(0.223)
From net realized gain	(0.993)	—	—	—	—

Total distributions	$(1.259)	$(0.318)	$(0.273)	$(0.185)	$(0.223)

Net asset value — End of year	$23.910	$19.500	$17.130	$18.220	$16.740

Total Return(2)	29.34%	15.77%	(4.48)%	10.05%	17.01%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,912,022	$3,327,753	$6,521,082	$9,185,081	$9,470,973
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.99%	0.99%	0.98%	0.98%	1.03%
Net investment income	1.20%	1.56%	1.45%	1.11%	1.49%
Portfolio Turnover of the Portfolio	49%	31%	41%	31%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$19.510	$17.130	$18.220	$16.740	$14.540

Income (Loss) From Operations
Net investment income(1)	$0.100	$0.156	$0.125	$0.061	$0.111
Net realized and unrealized gain (loss)	5.401	2.400	(1.079)	1.477	2.203

Total income (loss) from operations	$5.501	$2.556	$(0.954)	$1.538	$2.314

Less Distributions
From net investment income	$(0.098)	$(0.176)	$(0.136)	$(0.058)	$(0.114)
From net realized gain	(0.993)	—	—	—	—

Total distributions	$(1.091)	$(0.176)	$(0.136)	$(0.058)	$(0.114)

Net asset value — End of year	$23.920	$19.510	$17.130	$18.220	$16.740

Total Return(2)	28.37%	14.96%	(5.23)%	9.22%	16.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$454,829	$420,095	$497,372	$735,496	$749,389
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.74%	1.74%	1.73%	1.73%	1.78%
Net investment income	0.45%	0.83%	0.70%	0.36%	0.77%
Portfolio Turnover of the Portfolio	49%	31%	41%	31%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$19.550	$17.170	$18.270	$16.780	$14.580

Income (Loss) From Operations
Net investment income(1)	$0.326	$0.340	$0.305	$0.232	$0.251
Net realized and unrealized gain (loss)	5.411	2.408	(1.086)	1.486	2.208

Total income (loss) from operations	$5.737	$2.748	$(0.781)	$1.718	$2.459

Less Distributions
From net investment income	$(0.324)	$(0.368)	$(0.319)	$(0.228)	$(0.259)
From net realized gain	(0.993)	—	—	—	—

Total distributions	$(1.317)	$(0.368)	$(0.319)	$(0.228)	$(0.259)

Net asset value — End of year	$23.970	$19.550	$17.170	$18.270	$16.780

Total Return(2)	29.65%	16.10%	(4.27)%	10.36%	17.26%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,892,359	$3,186,538	$4,757,063	$6,947,018	$5,482,122
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	0.74%	0.74%	0.73%	0.73%	0.78%
Net investment income	1.46%	1.82%	1.70%	1.37%	1.70%
Portfolio Turnover of the Portfolio	49%	31%	41%	31%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Financial Highlights — continued

	Class R
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$19.470	$17.100	$18.190	$16.720	$14.530

Income (Loss) From Operations
Net investment income(1)	$0.212	$0.245	$0.216	$0.147	$0.180
Net realized and unrealized gain (loss)	5.391	2.395	(1.078)	1.467	2.198

Total income (loss) from operations	$5.603	$2.640	$(0.862)	$1.614	$2.378

Less Distributions
From net investment income	$(0.210)	$(0.270)	$(0.228)	$(0.144)	$(0.188)
From net realized gain	(0.993)	—	—	—	—

Total distributions	$(1.203)	$(0.270)	$(0.228)	$(0.144)	$(0.188)

Net asset value — End of year	$23.870	$19.470	$17.100	$18.190	$16.720

Total Return(2)	29.01%	15.51%	(4.73)%	9.73%	16.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$162,242	$181,565	$278,225	$359,681	$315,491
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.24%	1.24%	1.23%	1.23%	1.28%
Net investment income	0.95%	1.32%	1.21%	0.87%	1.24%
Portfolio Turnover of the Portfolio	49%	31%	41%	31%	56%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on June 21, 2013, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Large-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at December 31, 2013). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended December 31, 2013, a capital loss carryforward of $666,868,382 was utilized to offset net realized gains by the Fund.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

14

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$91,661,237	$148,445,761
Long-term capital gains	$274,744,347	$—

During the year ended December 31, 2013, accumulated net realized gain was decreased by $153,363,306, accumulated undistributed net investment income was decreased by $2,975,450 and paid-in capital was increased by $156,338,756 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for investments in partnerships, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,235,051
Undistributed long-term capital gains	$310,062,304
Net unrealized appreciation	$1,931,949,536

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in partnerships.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $89,653 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $75,715 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $8,034,093 for Class A shares.

15

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) and prior to the close of business on June 21, 2013, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. During portions of the year ended December 31, 2013 and prior to the close of business on June 21, 2013, the Fund discontinued Class B distribution fees to EVD pursuant to the sales charge limitations described below. For the year ended December 31, 2013, the Fund paid or accrued to EVD $188,628 and $3,304,312 for Class B and Class C shares, respectively, representing 0.71% (annualized) and 0.75% of the average daily net assets of Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2013, the Fund paid or accrued to EVD $451,783 for Class R shares.

Pursuant to the Class B (prior to the close of business on June 21, 2013), Class C and Class R Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $67,376, $1,101,437 and $451,783 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on June 21, 2013, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $3,000, $31,000 (includes $320 that was paid directly to the Fund during the period when the Fund discontinued Class B distribution fees) and $14,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended December 31, 2013, increases and decreases in the Fund’s investment in the Portfolio aggregated $141,360,074 and $2,749,909,836, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	16,431,697	31,397,422
Issued to shareholders electing to receive payments of distributions in Fund shares	6,385,285	3,444,619
Redemptions	(74,282,387)	(245,320,676)
Merger from Class B shares	2,362,729	—
Exchange from Class B shares	263,543	332,484

Net decrease	(48,839,133)	(210,146,151)

16

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

	Year Ended December 31,
Class B	2013(1)	2012

Sales	74,021	62,104
Issued to shareholders electing to receive payments of distributions in Fund shares	8,295	24,194
Redemptions	(288,848)	(802,395)
Merger to Class A shares	(2,360,541)	—
Exchange to Class A shares	(263,395)	(332,314)

Net decrease	(2,830,468)	(1,048,411)

	Year Ended December 31,
Class C	2013	2012

Sales	1,483,914	1,436,215
Issued to shareholders electing to receive payments of distributions in Fund shares	650,785	156,909
Redemptions	(4,649,757)	(9,090,058)

Net decrease	(2,515,058)	(7,496,934)

	Year Ended December 31,
Class I	2013	2012

Sales	36,090,679	58,017,323
Issued to shareholders electing to receive payments of distributions in Fund shares	5,883,849	2,985,599
Redemptions	(84,298,106)	(175,052,175)

Net decrease	(42,323,578)	(114,049,253)

	Year Ended December 31,
Class R	2013	2012

Sales	1,259,601	1,578,988
Issued to shareholders electing to receive payments of distributions in Fund shares	349,785	156,958
Redemptions	(4,136,384)	(8,681,058)

Net decrease	(2,526,998)	(6,945,112)

(1)	Offering of Class B was discontinued during the year ended December 31, 2013 (see Note 1).

17

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2014

18

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $151,169,282, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $741,146,297 or, if subsequently determined to be different, the net capital gain of such year.

19

Large-Cap Value Portfolio

December 31, 2013

Portfolio of Investments

Common Stocks — 99.2%

Security	Shares	Value

Aerospace & Defense — 4.1%
Boeing Co. (The)(1)	810,000	$110,556,900
Honeywell International, Inc.	685,000	62,588,450
United Technologies Corp.	815,000	92,747,000

		$265,892,350

Airlines — 1.0%
Delta Air Lines, Inc.(1)	2,350,000	$64,554,500

		$64,554,500

Automobiles — 1.0%
Volkswagen AG, PFC Shares	225,000	$63,319,182

		$63,319,182

Biotechnology — 2.1%
Gilead Sciences, Inc.(1)(2)	1,820,000	$136,773,000

		$136,773,000

Capital Markets — 5.9%
Blackstone Group LP (The)	2,730,000	$85,995,000
Goldman Sachs Group, Inc. (The)	395,000	70,017,700
Invesco, Ltd.	2,060,000	74,984,000
Morgan Stanley	4,875,000	152,880,000

		$383,876,700

Chemicals — 3.1%
CF Industries Holdings, Inc.	263,000	$61,289,520
LyondellBasell Industries NV, Class A	1,765,000	141,694,200

		$202,983,720

Commercial Banks — 6.3%
PNC Financial Services Group, Inc. (The)	800,000	$62,064,000
Regions Financial Corp.	7,760,000	76,746,400
SunTrust Banks, Inc.	2,140,000	78,773,400
Wells Fargo & Co.	4,225,000	191,815,000

		$409,398,800

Commercial Services & Supplies — 0.7%
ADT Corp. (The)(1)	1,130,000	$45,731,100

		$45,731,100

Security	Shares	Value

Communications Equipment — 1.2%
QUALCOMM, Inc.	1,090,000	$80,932,500

		$80,932,500

Computers & Peripherals — 3.8%
Apple, Inc.	225,000	$126,249,750
EMC Corp.(1)	2,880,000	72,432,000
NCR Corp.(1)(2)	1,335,000	45,470,100

		$244,151,850

Consumer Finance — 3.0%
American Express Co.	1,095,000	$99,349,350
Discover Financial Services	1,705,000	95,394,750

		$194,744,100

Diversified Financial Services — 7.8%
Bank of America Corp.	8,500,000	$132,345,000
Citigroup, Inc.	3,545,000	184,729,950
JPMorgan Chase & Co.	3,290,000	192,399,200

		$509,474,150

Diversified Telecommunication Services — 1.9%
AT&T, Inc.	1,725,000	$60,651,000
Verizon Communications, Inc.(1)	1,245,000	61,179,300

		$121,830,300

Electric Utilities — 1.9%
NextEra Energy, Inc.(1)	1,440,000	$123,292,800

		$123,292,800

Electrical Equipment — 0.7%
Eaton Corp. PLC	590,000	$44,910,800

		$44,910,800

Electronic Equipment, Instruments & Components — 1.2%
Corning, Inc.	4,200,000	$74,844,000

		$74,844,000

Energy Equipment & Services — 0.6%
Cameron International Corp.(1)(2)	608,000	$36,194,240

		$36,194,240

20	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Food & Staples Retailing — 2.1%
CVS Caremark Corp.	1,910,000	$136,698,700

		$136,698,700

Food Products — 1.0%
Nestle SA	850,000	$62,296,515

		$62,296,515

Health Care Equipment & Supplies — 1.8%
Covidien PLC	795,000	$54,139,500
Stryker Corp.(1)	865,000	64,996,100

		$119,135,600

Household Durables — 0.8%
Mohawk Industries, Inc.(2)	335,000	$49,881,500

		$49,881,500

Industrial Conglomerates — 2.3%
General Electric Co.	5,260,000	$147,437,800

		$147,437,800

Insurance — 4.7%
ACE, Ltd.	740,000	$76,612,200
Aflac, Inc.	1,115,000	74,482,000
Allstate Corp. (The)	615,000	33,542,100
MetLife, Inc.(1)	2,280,000	122,937,600

		$307,573,900

Internet Software & Services — 1.0%
Google, Inc., Class A(2)	57,500	$64,440,825

		$64,440,825

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	750,000	$83,512,500

		$83,512,500

Machinery — 1.2%
Caterpillar, Inc.(1)	860,000	$78,096,600

		$78,096,600

Media — 3.3%
Comcast Corp., Class A	1,660,000	$86,261,900
Walt Disney Co. (The)	1,715,000	131,026,000

		$217,287,900

Security	Shares	Value

Multi-Utilities — 2.0%
Sempra Energy(1)	1,455,000	$130,600,800

		$130,600,800

Multiline Retail — 1.7%
Dollar General Corp.(2)	670,000	$40,414,400
Macy’s, Inc.	1,280,000	68,352,000

		$108,766,400

Oil, Gas & Consumable Fuels — 13.9%
Anadarko Petroleum Corp.	815,000	$64,645,800
Chevron Corp.	1,475,000	184,242,250
ConocoPhillips(1)	1,770,000	125,050,500
Exxon Mobil Corp.	1,830,000	185,196,000
Marathon Oil Corp.	2,600,000	91,780,000
Occidental Petroleum Corp.	1,665,000	158,341,500
Phillips 66	1,220,000	94,098,600

		$903,354,650

Pharmaceuticals — 8.9%
Merck & Co., Inc.	2,415,000	$120,870,750
Pfizer, Inc.	5,685,000	174,131,550
Roche Holding AG PC	460,000	128,858,036
Sanofi	772,000	82,445,579
Shire PLC ADR	490,000	69,232,100

		$575,538,015

Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	450,000	$35,919,000
Public Storage, Inc.	470,000	70,744,400
Simon Property Group, Inc.	460,000	69,993,600

		$176,657,000

Road & Rail — 1.6%
Union Pacific Corp.	635,000	$106,680,000

		$106,680,000

Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	2,585,000	$67,106,600

		$67,106,600

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	585,000	$32,836,050

		$32,836,050

21	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 1.1%
Reynolds American, Inc.(1)	1,460,000	$72,985,400

		$72,985,400

Total Common Stocks (identified cost $4,474,593,080)		$6,443,790,847

Short-Term Investments — 1.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 0.03%(3)(4)	$35,363	$35,362,812
Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	36,442	36,442,466

Total Short-Term Investments (identified cost $71,805,278)		$71,805,278

Total Investments — 100.3% (identified cost $4,546,398,358)		$6,515,596,125

Other Assets, Less Liabilities — (0.3)%		$(21,250,646)

Net Assets — 100.0%		$6,494,345,479

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate
PFC Shares	–	Preference Shares

(1)	All or a portion of this security was on loan at December 31, 2013.

(2)	Non-income producing security.

(3)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at December 31, 2013. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

22	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value including $34,613,540 of securities on loan (identified cost, $4,474,593,080)	$6,443,790,847
Affiliated investments, at value (identified cost, $71,805,278)	71,805,278
Dividends receivable	8,728,190
Interest receivable from affiliated investment	7,169
Securities lending income receivable	30,187
Tax reclaims receivable	9,020,514
Total assets	$6,533,382,185

Liabilities
Collateral for securities loaned	$35,362,812
Payable to affiliates:
Investment adviser fee	3,367,284
Trustees’ fees	17,000
Accrued expenses	289,610
Total liabilities	$39,036,706
Net Assets applicable to investors’ interest in Portfolio	$6,494,345,479

Sources of Net Assets
Investors’ capital	$4,524,086,359
Net unrealized appreciation	1,970,259,120
Total	$6,494,345,479

23	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $2,338,867)	$160,124,284
Securities lending income, net	24,708
Interest allocated from affiliated investment	108,516
Expenses allocated from affiliated investment	(11,692)
Total investment income	$160,245,816

Expenses
Investment adviser fee	$43,806,521
Trustees’ fees and expenses	68,000
Custodian fee	1,041,648
Legal and accounting services	134,739
Miscellaneous	219,528
Total expenses	$45,270,436
Deduct —
Reduction of custodian fee	$53
Total expense reductions	$53

Net expenses	$45,270,383

Net investment income	$114,975,433

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,420,887,967
Investment transactions allocated from affiliated investments	2,587
Foreign currency transactions	(82,019)
Net realized gain	$1,420,808,535
Change in unrealized appreciation (depreciation) —
Investments	$358,318,364
Foreign currency	233,170
Net change in unrealized appreciation (depreciation)	$358,551,534

Net realized and unrealized gain	$1,779,360,069

Net increase in net assets from operations	$1,894,335,502

24	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$114,975,433	$179,784,696
Net realized gain from investment and foreign currency transactions	1,420,808,535	1,960,526,779
Net change in unrealized appreciation (depreciation) from investments and foreign currency	358,551,534	(668,018,443)
Net increase in net assets from operations	$1,894,335,502	$1,472,293,032
Capital transactions —
Contributions	$144,501,823	$83,836,587
Withdrawals	(2,759,310,194)	(6,569,015,763)
Net decrease in net assets from capital transactions	$(2,614,808,371)	$(6,485,179,176)

Net decrease in net assets	$(720,472,869)	$(5,012,886,144)

Net Assets
At beginning of year	$7,214,818,348	$12,227,704,492
At end of year	$6,494,345,479	$7,214,818,348

25	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2013

Supplementary Data

	Year Ended December 31,
Ratios/Supplemental Data	2013	2012	2011	2010	2009
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.62%	0.61%	0.60%	0.59%	0.60%
Net investment income	1.57%	1.93%	1.84%	1.50%	1.91%
Portfolio Turnover	49%	31%	41%	31%	56%

Total Return	29.81%	16.20%	(4.11)%	10.48%	17.51%

Net assets, end of year (000’s omitted)	$6,494,345	$7,214,818	$12,227,704	$17,265,277	$16,040,582

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

26	See Notes to Financial Statements.

Large-Cap Value Portfolio

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Large-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2013, Eaton Vance Large-Cap Value Fund held a 99.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Funds. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Portfolio’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

27

Large-Cap Value Portfolio

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $2 billion, 0.60% on net assets of $2 billion but less than $5 billion, 0.575% on net assets of $5 billion but less than $10 billion, 0.555% on net assets of $10 billion but less than $15 billion, 0.54% on net assets of $15 billion but less than $20 billion and at reduced rates on daily net assets of $20 billion and over, and is payable monthly. The fee reductions cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2013, the Portfolio’s investment adviser fee amounted to $43,806,521 or 0.60% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,521,669,376 and $5,893,801,303, respectively, for the year ended December 31, 2013.

28

Large-Cap Value Portfolio

December 31, 2013

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,578,843,566

Gross unrealized appreciation	$1,943,935,170
Gross unrealized depreciation	(7,182,611)

Net unrealized appreciation	$1,936,752,559

The net unrealized appreciation on foreign currency transactions at December 31, 2013 on a federal income tax basis was $1,061,353.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended December 31, 2013 amounted to $12,115.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund.

At December 31, 2013, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $34,613,540 and $35,362,812, respectively. The carrying amount of the liability for collateral for securities loaned at December 31, 2013 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 7) at December 31, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Large-Cap Value Portfolio

December 31, 2013

Notes to Financial Statements — continued

At December 31, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$408,771,850	$63,319,182		$—	$472,091,032
Consumer Staples	209,684,100	62,296,515		—	271,980,615
Energy	939,548,890	—		—	939,548,890
Financials	1,981,724,650	—		—	1,981,724,650
Health Care	703,655,500	211,303,615		—	914,959,115
Industrials	753,303,150	—		—	753,303,150
Information Technology	531,475,775	—		—	531,475,775
Materials	202,983,720	—		—	202,983,720
Telecommunication Services	121,830,300	—		—	121,830,300
Utilities	253,893,600	—		—	253,893,600

Total Common Stocks	$6,106,871,535	$336,919,312	*	$—	$6,443,790,847

Short-Term Investments	$—	$71,805,278		$—	$71,805,278

Total Investments	$6,106,871,535	$408,724,590		$—	$6,515,596,125

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Large-Cap Value Portfolio

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Large-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Large-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Large-Cap Value Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2014

31

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Large-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

32

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President of the Trust	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Michael R. Mach 1947	President of the Portfolio	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

33

Eaton Vance

Large-Cap Value Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust and of the Portfolio.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust and of the Portfolio since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Large-Cap Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Large-Cap Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

173 12.31.13

Eaton Vance

Real Estate Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Real Estate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	18

Federal Tax Information	19

Management and Organization	20

Important Notices	23

Eaton Vance

Real Estate Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen—set to succeed Mr. Bernanke as Fed chairperson in early 2014—would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

With their historically high dividend yields and interest-rate sensitivity, real estate investment trusts (REITs) were negatively impacted when the Fed announced plans to begin tapering its bond-buying stimulus program. After performing essentially in line with the S&P 500 Index through late May 2013 when the Fed first raised the possibility of tapering, the Index sharply underperformed the S&P 500 Index for the remainder of the 12-month period.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Real Estate Fund (the Fund) had a total return of 0.41% for Class A shares at net asset value (NAV), underperforming the 1.31% return of the Fund’s primary benchmark, the Dow Jones U.S. Select Real Estate Securities Index (the Index).

The Fund underperformed the Index primarily due to stock selection, which more than offset the effect of positive sector allocation. To a significant degree, the Fund’s focus on stocks that are high in quality hampered Fund performance versus the Index, as the market generally favored lower-quality issues during the period. Relative to the Index, the Fund’s worst-performing property-type group was multifamily housing due to both stock selection and overweight. Two individual stocks within the group—American Campus Communities, Inc., a developer of college student housing, and AvalonBay Communities, Inc., a major apartment developer and operator—were weak performers amid slowing growth and concerns about oversupply. In addition, stock selection hurt Fund performance versus the Index in both the office and shopping center groups.

On the positive side, the Fund outperformed the Index in six property-type groups during the period. The health care group, with the lowest return in the Index, was the Fund’s overall leader due to an underweight position. In particular, underweights in two large health care REITs, HCP, Inc. and Health Care REIT, Inc., contributed to Fund performance versus the Index, as both stocks lagged amid rising interest rates. Stock selection in the lodging group also aided Fund performance relative to the Index. Relative to the Index, the Fund’s top-performing stock overall was hotel operator Marriott International, Inc., Class A, while competitor Starwood Hotels & Resorts Worldwide, Inc. was the second-best performer. Both companies were non-Index holdings. In the diversified & specialty segment, the Fund’s underweight in Digital Realty Trust, Inc., an operator of data centers, was beneficial, as the stock disappointed amid concerns about excess supply and slowing demand. The Fund’s two holdings in the non-Index real estate services segment, CB Richard Ellis Group, Inc., Class A and Jones Lang LaSalle, Inc., also helped Fund performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past change performance in net asset is value no guarantee (NAV) or of offering future results. price (as Returns applicable) are historical with all distributions and are calculated reinvested. by determining Investment the return percentage and prin- cipal than one value year will is fluctuate cumulative. so that Performance shares, when is for redeemed, the stated may time be period worth only; more due or less to market than their volatility, original the cost. Fund’s Performance current perfor- less mance recent month may be end, lower please or higher refer than to eatonvance. quoted. Returns com. are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Real Estate Fund

December 31, 2013

Performance2,3

Portfolio Manager J. Scott Craig

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/09/2010	04/28/2006	0.41%	15.76%	4.55%
Class A with 5.75% Maximum Sales Charge	—	—	–5.37	14.40	3.75
Class I at NAV	04/28/2006	04/28/2006	0.76	15.97	4.67
Dow Jones U.S. Select Real Estate Securities Index	—	—	1.31%	16.43%	3.42%
S&P 500 Index	—	—	32.39	17.93	6.84

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.53%	1.28%
Net				1.25	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	04/28/2006	$354,956	N.A.

See Endnotes and Additional Disclosures in this report.

Past change performance in net asset is value no guarantee (NAV) or of offering future results. price (as Returns applicable) are historical with all distributions and are calculated reinvested. by determining Investment the return percentage and prin- cipal than one value year will is fluctuate cumulative. so that Performance shares, when is for redeemed, the stated may time be period worth only; more due or less to market than their volatility, original the cost. Fund’s Performance current perfor- less mance recent month may be end, lower please or higher refer than to eatonvance. quoted. Returns com. are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Real Estate Fund

December 31, 2013

Fund Profile

Top 10 Holdings (% of net assets)5

Simon Property Group, Inc.	12.9%
Public Storage, Inc.	6.2
AvalonBay Communities, Inc.	6.0
Equity Residential	6.0
Boston Properties, Inc.	5.3
Vornado Realty Trust	3.7
ProLogis, Inc.	3.6
Ventas, Inc.	3.3
Federal Realty Investment Trust	3.0
Health Care REIT, Inc.	2.7
Total	52.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Real Estate Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Dow Jones U.S. Select Real Estate Securities Index is an unmanaged index of publicly traded real estate securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class A is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Real Estate Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$963.50	$6.19	**	1.25%
Class I	$1,000.00	$964.80	$4.95	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**	1.25%
Class I	$1,000.00	$1,020.20	$5.09	**	1.00%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Real Estate Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 98.0%

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.7%
Hilton Worldwide Holdings, Inc.(1)	16,000	$356,000
Marriott International, Inc., Class A	12,400	612,064

		$968,064

Other — 0.9%
CB Richard Ellis Group, Inc., Class A(1)	4,800	$126,240
Jones Lang LaSalle, Inc.	1,200	122,868

		$249,108

Real Estate Investment Trusts — 93.4%

Security	Shares	Value

Diversified, Specialty & Other — 9.9%
American Tower Corp.	3,100	$247,442
Coresite Realty Corp.	7,200	231,768
Digital Realty Trust, Inc.	3,000	147,360
Liberty Property Trust, Inc.	7,300	247,251
Plum Creek Timber Co., Inc.	6,800	316,268
PS Business Parks, Inc.	5,900	450,878
Vornado Realty Trust	11,100	985,569

		$2,626,536

Health Care — 8.1%
HCP, Inc.	14,800	$537,536
Health Care REIT, Inc.	13,400	717,838
Ventas, Inc.	15,400	882,112

		$2,137,486

Hotels & Resorts — 3.3%
Host Hotels & Resorts, Inc.	24,100	$468,504
LaSalle Hotel Properties	5,800	178,988
Sunstone Hotel Investors, Inc.	16,800	225,120

		$872,612

Industrial — 6.2%
DCT Industrial Trust, Inc.	34,500	$245,985
EastGroup Properties, Inc.	5,100	295,443
ProLogis, Inc.	25,800	953,310
Terreno Realty Corp.	7,800	138,060

		$1,632,798

Security	Shares	Value

Malls and Factory Outlets — 18.8%
General Growth Properties, Inc.	24,700	$495,729
Macerich Co. (The)	3,000	176,670
Simon Property Group, Inc.	22,300	3,393,168
Tanger Factory Outlet Centers	11,500	368,230
Taubman Centers, Inc.	8,300	530,536

		$4,964,333

Multifamily — 21.0%
American Campus Communities, Inc.	14,900	$479,929
AvalonBay Communities, Inc.	13,500	1,596,105
Camden Property Trust	3,300	187,704
Equity Residential	30,700	1,592,409
Essex Property Trust, Inc.	3,400	487,934
Mid-America Apartment Communities, Inc.	6,900	419,106
Post Properties, Inc.	6,100	275,903
UDR, Inc.	21,300	497,355

		$5,536,445

Office — 10.6%
Alexandria Real Estate Equities, Inc.	4,300	$273,566
Boston Properties, Inc.	14,000	1,405,180
Douglas Emmett, Inc.	18,900	440,181
Highwoods Properties, Inc.	10,900	394,253
Kilroy Realty Corp.	5,700	286,026

		$2,799,206

Self Storage — 7.6%
Extra Space Storage, Inc.	8,900	$374,957
Public Storage, Inc.	10,800	1,625,616

		$2,000,573

Strip Centers — 7.9%
Acadia Realty Trust	7,800	$193,674
DDR Corp.	29,900	459,563
Federal Realty Investment Trust	7,800	790,998
Regency Centers Corp.	7,400	342,620
Retail Opportunity Investments Corp.	8,800	129,536
Urstadt Biddle Properties, Inc.	9,300	171,585

		$2,087,976

Total Real Estate Investment Trusts		$24,657,965

Total Common Stocks (identified cost $23,329,338)		$25,875,137

7	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2013

Portfolio of Investments — continued

Short-Term Investments — 2.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$551	$550,950

Total Short-Term Investments (identified cost $550,950)		$550,950

Total Investments — 100.1% (identified cost $23,880,288)		$26,426,087

Other Assets, Less Liabilities — (0.1)%		$(33,610)

Net Assets — 100.0%		$26,392,477

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

8	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $23,329,338)	$25,875,137
Affiliated investment, at value (identified cost, $550,950)	550,950
Dividends receivable	128,696
Interest receivable from affiliated investment	68
Receivable for Fund shares sold	3,956
Receivable from affiliate	3,956
Total assets	$26,562,763

Liabilities
Payable for Fund shares redeemed	$98,294
Payable to affiliates:
Investment adviser fee	14,779
Administration fee	3,411
Distribution and service fees	1,634
Trustees’ fees	463
Accrued expenses	51,705
Total liabilities	$170,286
Net Assets	$26,392,477

Sources of Net Assets
Paid-in capital	$23,854,426
Accumulated net realized loss	(7,748)
Net unrealized appreciation	2,545,799
Total	$26,392,477

Class A Shares
Net Assets	$7,437,859
Shares Outstanding	670,510
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.09
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.77

Class I Shares
Net Assets	$18,954,618
Shares Outstanding	1,708,126
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.10

On sales of $50,000 or more, the offering price of Class A shares is reduced.

9	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends	$749,339
Interest allocated from affiliated investment	837
Expenses allocated from affiliated investment	(101)
Total investment income	$750,075

Expenses
Investment adviser fee	$212,508
Administration fee	49,040
Distribution and service fees
Class A	22,332
Trustees’ fees and expenses	1,822
Custodian fee	39,486
Transfer and dividend disbursing agent fees	22,456
Legal and accounting services	36,770
Printing and postage	13,923
Registration fees	29,512
Miscellaneous	10,862
Total expenses	$438,711
Deduct —
Allocation of expenses to affiliate	$89,288
Total expense reductions	$89,288

Net expenses	$349,423

Net investment income	$400,652

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$349,228
Investment transactions allocated from affiliated investment	21
Capital gain distributions received	243,788
Net realized gain	$593,037
Change in unrealized appreciation (depreciation) —
Investments	$(918,617)
Net change in unrealized appreciation (depreciation)	$(918,617)

Net realized and unrealized loss	$(325,580)

Net increase in net assets from operations	$75,072

10	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$400,652	$378,045
Net realized gain from investment transactions and capital gain distributions received	593,037	159,666
Net change in unrealized appreciation (depreciation) from investments	(918,617)	2,437,622
Net increase in net assets from operations	$75,072	$2,975,333
Distributions to shareholders —
From net investment income
Class A	$(93,407)	$(77,313)
Class I	(307,237)	(338,126)
From net realized gain
Class A	(101,539)	(57,721)
Class I	(260,528)	(146,574)
Total distributions to shareholders	$(762,711)	$(619,734)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,771,632	$4,947,335
Class I	5,938,616	20,859,289
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	194,807	133,880
Class I	525,346	450,475
Cost of shares redeemed
Class A	(5,023,303)	(1,619,511)
Class I	(9,746,377)	(5,755,836)
Net increase (decrease) in net assets from Fund share transactions	$(4,339,279)	$19,015,632

Net increase (decrease) in net assets	$(5,026,918)	$21,371,231

Net Assets
At beginning of year	$31,419,395	$10,048,164
At end of year	$26,392,477	$31,419,395

11	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,			Period Ended December 31, 2010(1)
	2013	2012	2011
Net asset value — Beginning of period	$11.300	$9.960	$9.280	$7.860

Income (Loss) From Operations
Net investment income(2)	$0.123	$0.121	$0.095	$0.069
Net realized and unrealized gain (loss)	(0.072)	1.423	0.750	1.494

Total income from operations	$0.051	$1.544	$0.845	$1.563

Less Distributions
From net investment income	$(0.117)	$(0.131)	$(0.091)	$(0.073)
From net realized gain	(0.144)	(0.073)	—	—
Tax return of capital	—	—	(0.074)	(0.070)

Total distributions	$(0.261)	$(0.204)	$(0.165)	$(0.143)

Net asset value — End of period	$11.090	$11.300	$9.960	$9.280

Total Return(3)	0.41%	15.54%	9.15%	20.00	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,438	$8,692	$4,550	$608
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.25%	1.29%	1.40%	1.40	%(6)
Net investment income	1.05%	1.10%	0.98%	1.36	%(6)
Portfolio Turnover	22%	33%	22%	34	%(7)

(1)	For the period from the commencement of operations, June 9, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The administrator subsidized certain operating expenses (equal to 0.27%, 0.24%, 1.28% and 4.54% of average daily net assets for the years ended December 31, 2013, 2012 and 2011, and the period ended December 31, 2010, respectively). Absent this subsidy, total return would be lower.

(6)	Annualized.

(7)	For the year ended December 31, 2010.

12	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net asset value — Beginning of year	$11.300	$9.960	$9.270	$7.360	$5.890

Income (Loss) From Operations
Net investment income(1)	$0.151	$0.149	$0.102	$0.094	$0.147
Net realized and unrealized gain (loss)	(0.060)	1.421	0.774	1.967	1.516

Total income from operations	$0.091	$1.570	$0.876	$2.061	$1.663

Less Distributions
From net investment income	$(0.147)	$(0.157)	$(0.102)	$(0.077)	$(0.131)
From net realized gain	(0.144)	(0.073)	—	—	—
Tax return of capital	—	—	(0.084)	(0.074)	(0.062)

Total distributions	$(0.291)	$(0.230)	$(0.186)	$(0.151)	$(0.193)

Net asset value — End of year	$11.100	$11.300	$9.960	$9.270	$7.360

Total Return(2)	0.76%	15.81%	9.50%	28.13%	28.17%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,955	$22,728	$5,498	$3,604	$587
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.00%	1.04%	1.15%	1.15%	1.15%
Net investment income	1.29%	1.35%	1.05%	1.10%	2.54%
Portfolio Turnover	22%	33%	22%	34%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator subsidized certain operating expenses (equal to 0.27%, 0.24%, 1.28%, 4.54% and 19.96% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) are recorded as income, capital gains or return of capital based on the nature of the distribution. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

14

Eaton Vance

Real Estate Fund

December 31, 2013

Notes to Financial Statements — continued

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least quarterly distributions of substantially all of the distributions it receives from its REIT investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made at least annually. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains and current year earnings and profits attributable to realized gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$400,644	$415,439
Long-term capital gains	$362,067	$204,295

During the year ended December 31, 2013, accumulated net realized loss was decreased by $8 and accumulated undistributed net investment income was decreased by $8 due to differences between book and tax accounting, primarily for investments in partnerships.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$123,684
Net unrealized appreciation	$2,414,367

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2013, the Fund's investment adviser fee amounted to $212,508. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended December 31, 2013, the administration fee amounted to $49,040. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after

15

Eaton Vance

Real Estate Fund

December 31, 2013

Notes to Financial Statements — continued

April 30, 2014. Pursuant to this agreement, EVM was allocated $89,288 of the Fund’s operating expenses for the year ended December 31, 2013. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $1,126 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,160 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $22,332 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2013, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $6,912,853 and $11,278,808, respectively, for the year ended December 31, 2013.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	319,907	446,301
Issued to shareholders electing to receive payments of distributions in Fund shares	17,100	11,987
Redemptions	(435,713)	(145,980)

Net increase (decrease)	(98,706)	312,308

	Year Ended December 31,
Class I	2013	2012

Sales	505,762	1,935,041
Issued to shareholders electing to receive payments of distributions in Fund shares	46,023	40,369
Redemptions	(854,366)	(516,774)

Net increase (decrease)	(302,581)	1,458,636

At December 31, 2013, EVM owned 36% of the value of the outstanding shares of the Fund.

16

Eaton Vance

Real Estate Fund

December 31, 2013

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$24,011,720

Gross unrealized appreciation	$2,892,840
Gross unrealized depreciation	(478,473)

Net unrealized appreciation	$2,414,367
9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

10  Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities issued by real estate companies such as REITs and other real estate related investment instruments. There are certain additional risks involved in investing in real estate related investments. The value of the Fund’s shares may fluctuate more than the shares of a fund not concentrated in real estate industries due to, but not limited to, real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and credit worthiness of the issuer.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$25,875,137	*	$—	$—	$25,875,137
Short-Term Investments	—		550,950	—	550,950

Total Investments	$25,875,137		$550,950	$—	$26,426,087

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

17

Eaton Vance

Real Estate Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Real Estate Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 24, 2014

18

Eaton Vance

Real Estate Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $485,751 or, if subsequently determined to be different, the net capital gain of such year.

19

Eaton Vance

Real Estate Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

20

Eaton Vance

Real Estate Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

21

Eaton Vance

Real Estate Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

23

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2685    12.31.13

Eaton Vance

Small-Cap Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	27

Eaton Vance

Small-Cap Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Small-Cap Fund (the Fund) had a total return of 35.25% for Class A shares at net asset value (NAV), underperforming the 38.82% return of the Fund’s benchmark, the Russell 2000 Index (the Index).

The Fund’s underperformance relative to the Index for the period was primarily due to stock selection results. Sector allocation overall had a modest negative impact on the Fund’s relative performance.

Stock selection in the health care and industrials sectors detracted meaningfully from the Fund’s performance relative to the Index. Within health care, the Fund’s underweight position in the biotechnology industry, which outperformed for the period, hurt relative performance versus the Index. Many of the Fund’s investments in the health care industry delivered solid gains, but failed to keep pace with the Index. In the industrials and information technology sectors, the Fund’s holdings detracted from performance versus the Index. Within industrials, stock selection in the commercial services & supplies area and in machinery hampered Fund performance relative to the Index.

On the positive side, the Fund’s holdings in the energy sector were notable contributors to performance versus the Index, led by stock selection in the oil, gas and consumable fuels industry. Within this industry, small exploration and production companies boosted the Fund’s performance relative to the Index, as such companies benefited from their drilling results in oil-producing shale areas. The Fund’s holdings in the materials sector also aided Fund performance relative to the Index. Within materials, during the period the Fund avoided commodity producers whose profits were hit by falling metals prices and instead sought to invest in companies that produce specialized materials, such as carbon fiber, used in the production of aircraft, windmill blades and engines. Stock selection in the financials and consumer staples sectors also helped the Fund’s performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Small-Cap Fund

December 31, 2013

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/02/1997	01/02/1997	35.25%	19.92%	8.78%
Class A with 5.75% Maximum Sales Charge	—	—	27.51	18.52	8.14
Class B at NAV	05/07/2002	01/02/1997	34.20	19.02	7.97
Class B with 5% Maximum Sales Charge	—	—	29.20	18.82	7.97
Class C at NAV	05/03/2002	01/02/1997	34.24	19.01	7.98
Class C with 1% Maximum Sales Charge	—	—	33.24	19.01	7.98
Class I at NAV	09/02/2008	01/02/1997	35.63	20.22	9.23
Class R at NAV	08/03/2009	01/02/1997	34.93	19.65	8.66
Russell 2000 Index	—	—	38.82%	20.07%	9.06%

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.40%	2.16%	2.16%	1.15%	1.65%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	12/31/2003	$21,542	N.A.
Class C	$10,000	12/31/2003	$21,559	N.A.
Class I	$250,000	12/31/2003	$604,934	N.A.
Class R	$10,000	12/31/2003	$22,956	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Small-Cap Fund

December 31, 2013

Fund Profile

Top 10 Holdings (% of net assets)5

Euronet Worldwide, Inc.	2.9%
Balchem Corp.	2.7
RBC Bearings, Inc.	2.5
Mentor Graphics Corp.	2.4
Church & Dwight Co., Inc.	2.4
FEI Co.	2.4
Analogic Corp.	2.2
Cytec Industries, Inc.	2.2
Signature Bank	2.1
Lazard, Ltd., Class A	2.1
Total	23.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I and Class R is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Small-Cap Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,226.20	$7.58	1.35%
Class B	$1,000.00	$1,220.80	$11.76	2.10%
Class C	$1,000.00	$1,220.70	$11.75	2.10%
Class I	$1,000.00	$1,227.10	$6.17	1.10%
Class R	$1,000.00	$1,223.80	$8.97	1.60%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.87	1.35%
Class B	$1,000.00	$1,014.60	$10.66	2.10%
Class C	$1,000.00	$1,014.60	$10.66	2.10%
Class I	$1,000.00	$1,019.70	$5.60	1.10%
Class R	$1,000.00	$1,017.10	$8.13	1.60%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

6

Eaton Vance

Small-Cap Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 97.8%

Security	Shares	Value

Auto Components — 1.8%
Dana Holding Corp.	206,350	$4,048,587

		$4,048,587

Building Products — 1.7%
Armstrong World Industries, Inc.(1)	66,660	$3,840,283

		$3,840,283

Capital Markets — 4.6%
Cohen & Steers, Inc.	70,879	$2,839,413
HFF, Inc., Class A(1)	107,460	2,885,301
Lazard, Ltd., Class A	105,090	4,762,679

		$10,487,393

Chemicals — 4.9%
Balchem Corp.	105,490	$6,192,263
Cytec Industries, Inc.	52,440	4,885,310

		$11,077,573

Commercial Banks — 5.5%
First Financial Holdings, Inc.	25,263	$1,680,242
PacWest Bancorp	40,440	1,707,377
Signature Bank(1)	44,840	4,816,713
Texas Capital Bancshares, Inc.(1)	67,812	4,217,906

		$12,422,238

Commercial Services & Supplies — 5.4%
Clean Harbors, Inc.(1)	65,250	$3,912,390
Interface, Inc.	171,810	3,772,948
Team, Inc.(1)	105,601	4,471,146

		$12,156,484

Communications Equipment — 0.7%
Riverbed Technology, Inc.(1)	91,550	$1,655,224

		$1,655,224

Construction & Engineering — 4.0%
Foster Wheeler AG(1)	140,720	$4,646,574
MYR Group, Inc.(1)	175,050	4,390,254

		$9,036,828

Electrical Equipment — 1.9%
Generac Holdings, Inc.	75,740	$4,289,914

		$4,289,914

Security	Shares	Value

Electronic Equipment, Instruments & Components — 6.6%
FEI Co.	59,540	$5,320,494
FLIR Systems, Inc.	112,370	3,382,337
InvenSense, Inc.(1)	129,970	2,700,777
National Instruments Corp.	113,205	3,624,824

		$15,028,432

Energy Equipment & Services — 0.6%
Hornbeck Offshore Services, Inc.(1)	26,050	$1,282,441

		$1,282,441

Food & Staples Retailing — 1.8%
United Natural Foods, Inc.(1)	54,370	$4,098,954

		$4,098,954

Food Products — 2.1%
Hain Celestial Group, Inc. (The)(1)	51,270	$4,654,291

		$4,654,291

Health Care Equipment & Supplies — 3.3%
Analogic Corp.	56,340	$4,989,471
Cynosure, Inc., Class A(1)	90,030	2,402,000

		$7,391,471

Health Care Providers & Services — 2.2%
MEDNAX, Inc.(1)	44,040	$2,350,855
Team Health Holdings, Inc.(1)	59,220	2,697,471

		$5,048,326

Household Durables — 1.4%
Ryland Group, Inc. (The)	74,250	$3,223,192

		$3,223,192

Household Products — 2.4%
Church & Dwight Co., Inc.	81,390	$5,394,529

		$5,394,529

Insurance — 7.3%
Allied World Assurance Co. Holdings, Ltd.	29,900	$3,373,019
Endurance Specialty Holdings, Ltd.	57,330	3,363,551
HCC Insurance Holdings, Inc.	71,650	3,305,931
Horace Mann Educators Corp.	111,580	3,519,233
Stewart Information Services Corp.	94,100	3,036,607

		$16,598,341

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

IT Services — 6.2%
Euronet Worldwide, Inc.(1)	138,390	$6,621,961
Global Cash Access Holdings, Inc.(1)	405,730	4,053,243
WEX, Inc.(1)	34,760	3,442,283

		$14,117,487

Life Sciences Tools & Services — 3.2%
Bruker Corp.(1)	176,560	$3,490,591
Charles River Laboratories International, Inc.(1)	70,460	3,737,199

		$7,227,790

Machinery — 4.5%
RBC Bearings, Inc.(1)	78,470	$5,551,752
Valmont Industries, Inc.	31,680	4,724,122

		$10,275,874

Marine — 1.5%
Kirby Corp.(1)	35,000	$3,473,750

		$3,473,750

Media — 1.2%
Sinclair Broadcast Group, Inc., Class A	77,500	$2,769,075

		$2,769,075

Oil, Gas & Consumable Fuels — 4.9%
Goodrich Petroleum Corp.(1)	199,880	$3,401,958
Kodiak Oil & Gas Corp.(1)	358,530	4,019,121
PDC Energy, Inc.(1)	67,660	3,600,865

		$11,021,944

Paper & Forest Products — 0.7%
Boise Cascade Co.(1)	54,749	$1,614,001

		$1,614,001

Real Estate Investment Trusts (REITs) — 3.4%
PS Business Parks, Inc.	55,199	$4,218,308
Sovran Self Storage, Inc.	23,730	1,546,484
Terreno Realty Corp.	103,810	1,837,437

		$7,602,229

Road & Rail — 1.7%
Avis Budget Group, Inc.(1)	93,620	$3,784,120

		$3,784,120

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 4.1%
Cypress Semiconductor Corp.(1)	325,470	$3,417,435
Monolithic Power Systems, Inc.(1)	67,080	2,324,993
Teradyne, Inc.(1)	198,190	3,492,108

		$9,234,536

Software — 2.4%
Mentor Graphics Corp.	224,510	$5,403,956

		$5,403,956

Specialty Retail — 4.2%
DSW, Inc., Class A	50,820	$2,171,539
Group 1 Automotive, Inc.	50,450	3,582,959
Pier 1 Imports, Inc.	161,870	3,735,959

		$9,490,457

Transportation Infrastructure — 1.6%
Wesco Aircraft Holdings, Inc.(1)	159,640	$3,499,309

		$3,499,309

Total Common Stocks (identified cost $152,789,138)		$221,249,029

Short-Term Investments — 2.6%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$5,800	$5,799,646

Total Short-Term Investments (identified cost $5,799,646)		$5,799,646

Total Investments — 100.4% (identified cost $158,588,784)		$227,048,675

Other Assets, Less Liabilities — (0.4)%		$(958,516)

Net Assets — 100.0%		$226,090,159

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $152,789,138)	$221,249,029
Affiliated investment, at value (identified cost, $5,799,646)	5,799,646
Dividends receivable	125,819
Interest receivable from affiliated investment	785
Receivable for Fund shares sold	102,383
Total assets	$227,277,662

Liabilities
Payable for Fund shares redeemed	$891,091
Payable to affiliates:
Investment adviser fee	140,100
Administration fee	28,020
Distribution and service fees	22,466
Trustees’ fees	2,015
Accrued expenses	103,811
Total liabilities	$1,187,503
Net Assets	$226,090,159

Sources of Net Assets
Paid-in capital	$150,257,828
Accumulated net realized gain	7,372,440
Net unrealized appreciation	68,459,891
Net Assets	$226,090,159

Class A Shares
Net Assets	$37,128,065
Shares Outstanding	2,058,521
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.04
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$19.14

Class B Shares
Net Assets	$3,832,213
Shares Outstanding	218,594
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$17.53

Class C Shares
Net Assets	$13,805,631
Shares Outstanding	815,549
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.93

Class I Shares
Net Assets	$171,119,592
Shares Outstanding	9,084,414
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.84

Class R Shares
Net Assets	$204,658
Shares Outstanding	11,483
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.82

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends	$1,781,112
Interest allocated from affiliated investment	7,284
Expenses allocated from affiliated investment	(895)
Total investment income	$1,787,501

Expenses
Investment adviser fee	$1,500,885
Administration fee	300,177
Distribution and service fees
Class A	86,371
Class B	36,035
Class C	122,712
Class R	466
Trustees’ fees and expenses	7,723
Custodian fee	91,343
Transfer and dividend disbursing agent fees	180,556
Legal and accounting services	45,635
Printing and postage	28,130
Registration fees	58,582
Miscellaneous	20,964
Total expenses	$2,479,579
Deduct —
Reduction of custodian fee	$3
Total expense reductions	$3

Net expenses	$2,479,576

Net investment loss	$(692,075)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$23,767,082
Investment transactions allocated from affiliated investment	142
Net realized gain	$23,767,224
Change in unrealized appreciation (depreciation) —
Investments	$37,878,843
Net change in unrealized appreciation (depreciation)	$37,878,843

Net realized and unrealized gain	$61,646,067

Net increase in net assets from operations	$60,953,992

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income (loss)	$(692,075)	$134,099
Net realized gain from investment transactions, capital gain distributions received and foreign currency transactions	23,767,224	5,929,907
Net change in unrealized appreciation (depreciation) from investments	37,878,843	15,416,135
Net increase in net assets from operations	$60,953,992	$21,480,141
Distributions to shareholders —
From net investment income
Class A	$(16,671)	$(273,951)
Class B	(1,773)	(1,028)
Class C	(6,329)	(11,512)
Class I	(70,106)	(1,430,352)
Class R	(40)	(525)
From net realized gain
Class A	(2,124,723)	(2,253,359)
Class B	(224,408)	(247,284)
Class C	(823,946)	(786,657)
Class I	(9,193,420)	(7,873,740)
Class R	(11,645)	(3,152)
Total distributions to shareholders	$(12,473,061)	$(12,881,560)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,027,538	$5,359,652
Class B	186,731	284,706
Class C	2,936,479	1,598,763
Class I	20,853,738	66,598,625
Class R	111,810	66,822
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,999,766	2,315,104
Class B	183,455	197,505
Class C	668,228	570,653
Class I	8,082,047	7,867,758
Class R	11,575	3,577
Cost of shares redeemed
Class A	(10,672,271)	(22,191,391)
Class B	(440,826)	(1,628,121)
Class C	(3,700,626)	(5,247,151)
Class I	(25,804,476)	(49,679,189)
Class R	(1,745)	(45,342)
Net asset value of shares exchanged
Class A	354,364	340,738
Class B	(354,364)	(340,738)
Net increase (decrease) in net assets from Fund share transactions	$(558,577)	$6,071,971

Net increase in net assets	$47,922,354	$14,670,552

Net Assets
At beginning of year	$178,167,805	$163,497,253
At end of year	$226,090,159	$178,167,805

Accumulated distributions in excess of net investment income included in net assets
At end of year	$—	$(1,539,135)

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012		2011	2010		2009
Net asset value — Beginning of year	$14.170	$13.550		$14.390	$11.520		$8.260

Income (Loss) From Operations
Net investment loss(1)	$(0.084)	$(0.008)		$(0.124)	$(0.130)		$(0.085)
Net realized and unrealized gain (loss)	5.031	1.611		(0.716)	3.000		3.345

Total income (loss) from operations	$4.947	$1.603		$(0.840)	$2.870		$3.260

Less Distributions
From net investment income	$(0.008)	$(0.124)		$—	$—		$—
From net realized gain	(1.069)	(0.859)		—	—		—

Total distributions	$(1.077)	$(0.983)		$—	$—		$—

Net asset value — End of year	$18.040	$14.170		$13.550	$14.390		$11.520

Total Return(2)	35.25%	11.85%		(5.84)%	24.91%		39.47%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$37,128	$32,126		$44,565	$64,271		$54,950
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.36%	1.40%		1.48%	1.50	%(5)	1.50	%(5)
Net investment loss	(0.51)%	(0.06)%		(0.87)%	(1.07)%		(0.91)%
Portfolio Turnover of the Portfolio(6)	—	31	%(7)	85%	96%		91%
Portfolio Turnover of the Fund	44%	31	%(7)(8)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the years ended December 31, 2010 and 2009, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2013	2012		2011	2010		2009
Net asset value — Beginning of year	$13.900	$13.300		$14.230	$11.480		$8.290

Income (Loss) From Operations
Net investment loss(1)	$(0.201)	$(0.111)		$(0.226)	$(0.221)		$(0.156)
Net realized and unrealized gain (loss)	4.908	1.574		(0.704)	2.971		3.346

Total income (loss) from operations	$4.707	$1.463		$(0.930)	$2.750		$3.190

Less Distributions
From net investment income	$(0.008)	$(0.004)		$—	$—		$—
From net realized gain	(1.069)	(0.859)		—	—		—

Total distributions	$(1.077)	$(0.863)		$—	$—		$—

Net asset value — End of year	$17.530	$13.900		$13.300	$14.230		$11.480

Total Return(2)	34.20%	11.00%		(6.54)%	23.95%		38.48%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,832	$3,421		$4,724	$5,104		$3,674
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.11%	2.16%		2.23%	2.25	%(5)	2.25	%(5)
Net investment loss	(1.25)%	(0.81)%		(1.61)%	(1.82)%		(1.66)%
Portfolio Turnover of the Portfolio(6)	—	31	%(7)	85%	96%		91%
Portfolio Turnover of the Fund	44%	31	%(7)(8)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the years ended December 31, 2010 and 2009, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012		2011	2010		2009
Net asset value — Beginning of year	$13.450	$12.900		$13.800	$11.140		$8.040

Income (Loss) From Operations
Net investment loss(1)	$(0.195)	$(0.107)		$(0.221)	$(0.213)		$(0.153)
Net realized and unrealized gain (loss)	4.752	1.530		(0.679)	2.873		3.253

Total income (loss) from operations	$4.557	$1.423		$(0.900)	$2.660		$3.100

Less Distributions
From net investment income	$(0.008)	$(0.014)		$—	$—		$—
From net realized gain	(1.069)	(0.859)		—	—		—

Total distributions	$(1.077)	$(0.873)		$—	$—		$—

Net asset value — End of year	$16.930	$13.450		$12.900	$13.800		$11.140

Total Return(2)	34.24%	11.03%		(6.52)%	23.88%		38.39%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,806	$11,099		$13,663	$17,986		$15,030
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.11%	2.16%		2.23%	2.25	%(5)	2.25	%(5)
Net investment loss	(1.25)%	(0.80)%		(1.62)%	(1.81)%		(1.67)%
Portfolio Turnover of the Portfolio(6)	—	31	%(7)	85%	96%		91%
Portfolio Turnover of the Fund	44%	31	%(7)(8)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the years ended December 31, 2010 and 2009, respectively). Absent this waiver and/or subsidy, total return would be lower.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,
	2013	2012		2011	2010		2009
Net asset value — Beginning of year	$14.720	$14.050		$14.880	$11.890		$8.500

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.036)	$0.030		$(0.088)	$(0.101)		$(0.077)
Net realized and unrealized gain (loss)	5.233	1.665		(0.742)	3.091		3.467

Total income (loss) from operations	$5.197	$1.695		$(0.830)	$2.990		$3.390

Less Distributions
From net investment income	$(0.008)	$(0.166)		$—	$—		$—
From net realized gain	(1.069)	(0.859)		—	—		—

Total distributions	$(1.077)	$(1.025)		$—	$—		$—

Net asset value — End of year	$18.840	$14.720		$14.050	$14.880		$11.890

Total Return(2)	35.63%	12.08%		(5.58)%	25.15%		39.88%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$171,120	$131,456		$100,509	$94,817		$39,921
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.12%	1.15%		1.23%	1.25	%(5)	1.25	%(5)
Net investment income (loss)	(0.21)%	0.21%		(0.60)%	(0.80)%		(0.73)%
Portfolio Turnover of the Portfolio(6)	—	31	%(7)	85%	96%		91%
Portfolio Turnover of the Fund	44%	31	%(7)(8)	—	—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)

The administrator of the Fund subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the years ended December 31, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

(6)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(7)	Not annualized.

(8)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Financial Highlights — continued

	Class R
	Year Ended December 31,						Period Ended December 31, 2009(1)
	2013	2012		2011	2010
Net asset value — Beginning of period	$14.040	$13.460		$14.330	$11.510		$9.820

Income (Loss) From Operations
Net investment loss(2)	$(0.110)	$(0.027)		$(0.159)	$(0.157)		$(0.061)
Net realized and unrealized gain (loss)	4.967	1.584		(0.711)	2.977		1.751

Total income (loss) from operations	$4.857	$1.557		$(0.870)	$2.820		$1.690

Less Distributions
From net investment income	$(0.008)	$(0.118)		$—	$—		$—
From net realized gain	(1.069)	(0.859)		—	—		—

Total distributions	$(1.077)	$(0.977)		$—	$—		$—

Net asset value — End of period	$17.820	$14.040		$13.460	$14.330		$11.510

Total Return(3)	34.93%	11.58%		(6.07)%	24.50%		17.21	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$205	$65		$37	$50		$28
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.61%	1.65%		1.73%	1.75	%(7)	1.75	%(7)(8)
Net investment loss	(0.66)%	(0.19)%		(1.12)%	(1.28)%		(1.36	)%(8)
Portfolio Turnover of the Portfolio(9)	—	31	%(4)	85%	96%		91	%(10)
Portfolio Turnover of the Fund	44%	31	%(4)(11)	—	—		—

(1)	For the period from commencement of operations on August 3, 2009 to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund subsidized certain operating expenses (equal to 0.05% and 0.30% of average daily net assets for the year ended December 31, 2010 and the period ended December 31, 2009, respectively). Absent this subsidy, total return would be lower.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the Portfolio’s year ended December 31, 2009.

(11)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Small-Cap Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

17

Eaton Vance

Small-Cap Fund

December 31, 2013

Notes to Financial Statements — continued

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$1,947,588	$1,717,368
Long-term capital gains	$10,525,473	$11,164,192

During the year ended December 31, 2013, accumulated net realized gain was decreased by $3,935,075, accumulated distributions in excess of net investment income was decreased by $2,326,129 and paid-in capital was increased by $1,608,946 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), net operating losses, investments in partnerships, dividend redesignations and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$740,283
Undistributed long-term capital gains	$7,001,138
Net unrealized appreciation	$68,090,910

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, investments in partnerships and the tax treatment of short-term capital gains.

18

Eaton Vance

Small-Cap Fund

December 31, 2013

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2013, the Fund’s investment adviser fee amounted to $1,500,885 or 0.75% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2013, the administration fee amounted to $300,177.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $7,630 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,436 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $86,371 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $27,026 and $92,034 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2013, the Fund paid or accrued to EVD $233 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $9,009, $30,678 and $233 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $600, $5,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $86,247,553 and $101,179,596, respectively, for the year ended December 31, 2013.

19

Eaton Vance

Small-Cap Fund

December 31, 2013

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	308,677	378,020
Issued to shareholders electing to receive payments of distributions in Fund shares	115,734	160,852
Redemptions	(655,280)	(1,585,791)
Exchange from Class B shares	22,122	24,584

Net decrease	(208,747)	(1,022,335)

	Year Ended December 31,
Class B	2013	2012

Sales	11,482	20,449
Issued to shareholders electing to receive payments of distributions in Fund shares	10,921	13,982
Redemptions	(27,324)	(118,432)
Exchange to Class A shares	(22,622)	(25,142)

Net decrease	(27,543)	(109,143)

	Year Ended December 31,
Class C	2013	2012

Sales	188,350	119,729
Issued to shareholders electing to receive payments of distributions in Fund shares	41,198	41,738
Redemptions	(239,217)	(395,431)

Net decrease	(9,669)	(233,964)

	Year Ended December 31,
Class I	2013	2012

Sales	1,229,600	4,614,937
Issued to shareholders electing to receive payments of distributions in Fund shares	448,044	527,103
Redemptions	(1,520,731)	(3,369,837)

Net increase	156,913	1,772,203

	Year Ended December 31,
Class R	2013	2012

Sales	6,309	4,693
Issued to shareholders electing to receive payments of distributions in Fund shares	678	251
Redemptions	(102)	(3,119)

Net increase	6,885	1,825

20

Eaton Vance

Small-Cap Fund

December 31, 2013

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$158,957,765

Gross unrealized appreciation	$68,813,785
Gross unrealized depreciation	(722,875)

Net unrealized appreciation	$68,090,910

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$221,249,029	*	$—	$—	$221,249,029
Short-Term Investments	—		5,799,646	—	5,799,646

Total Investments	$221,249,029		$5,799,646	$—	$227,048,675

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Small-Cap Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2014

22

Eaton Vance

Small-Cap Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $1,421,942, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 50.58% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $18,928,009 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Small-Cap Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

24

Eaton Vance

Small-Cap Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

25

Eaton Vance

Small-Cap Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

164    12.31.13

Eaton Vance

Small-Cap Value Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Small-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	26

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen — set to succeed Mr. Bernanke as Fed chairperson in early 2014 — would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Small-Cap Value Fund (the Fund) had a total return of 31.47% for Class A shares at net asset value (NAV), underperforming the 34.52% return of the Fund’s benchmark, the Russell 2000 Value Index (the Index).

Stock selection in the information technology (IT), telecommunication services and consumer staples sectors detracted from the Fund’s performance versus the Index for the period, as did an underweight position in the consumer discretionary sector.

Within the IT sector, stock selection and underweights in both communications equipment and electronic equipment instruments & components hurt Fund performance relative to the Index. Elsewhere in IT, stock selection and an overweight in semiconductors & semiconductor equipment also detracted from the Fund’s relative performance versus the Index. In the telecommunication services sector, the main detractor from Fund performance versus the Index was stock selection in wireless telecommunication services. The Fund’s lack of exposure to strong-performing media stocks held back performance versus the Index in the consumer discretionary sector, as did stock selection in specialty retail. In the consumer staples sector, overweighting beverages, an industry that declined during the period, and avoiding food & staples retailing stocks, which were up sharply, both proved detrimental to Fund performance versus the Index. Also in consumer staples, stock selection and an overweight in personal products further detracted from Fund performance relative to the Index. During a period of generally rising stock prices, the Fund’s cash allocation was another drag on performance versus the Index.

In contrast, stock selection and an underweight in the financials sector, stock selection in the materials sector, stock selection and an overweight in the industrials sector, and an underweight in the utilities sector all had positive impacts on the Fund’s performance versus the Index for the period.

Within the financials sector, the Fund’s avoidance of capital markets stocks, along with stock selection and an underweight in real estate investment trusts, aided performance relative to the Index. In the materials sector, strong contributors to relative Fund performance versus the Index included not owning metals & mining stocks and an overweight in containers & packaging. Stock selection and an overweight in airlines, stock selection in building products and an overweight in road & rail all helped Fund performance versus the Index in the industrials sector. The Fund’s lack of exposure to two weak-performing areas — gas utilities and independent power producers & energy traders — boosted performance relative to the Index in the utilities sector.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Performance2,3

Portfolio Managers Gregory R. Greene, CFA, J. Bradley Ohlmuller, CFA and Patrick J. O’Brien

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/28/2002	06/28/2002	31.47%	15.70%	8.15%
Class A with 5.75% Maximum Sales Charge	—	—	23.90	14.35	7.50
Class B at NAV	07/09/2002	07/09/2002	30.47	14.83	7.34
Class B with 5% Maximum Sales Charge	—	—	25.47	14.60	7.34
Class C at NAV	07/03/2002	07/03/2002	30.51	14.83	7.34
Class C with 1% Maximum Sales Charge	—	—	29.51	14.83	7.34
Class I at NAV	10/01/2009	06/28/2002	31.84	15.94	8.26
Russell 2000 Value Index	—	—	34.52%	17.63%	8.60%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		2.08%	2.83%	2.83%	1.83%
Net		1.45	2.20	2.20	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$ 10,000	12/31/2003	$ 20,315	N.A.
Class C	$ 10,000	12/31/2003	$ 20,315	N.A.
Class I	$250,000	12/31/2003	$553,170	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Bancorp, Inc. (The)	3.7%
Stone Energy Corp.	3.2
ConnectOne Bancorp, Inc.	3.0
Prosperity Bancshares, Inc.	2.8
A.O. Smith Corp.	2.8
Eagle Bancorp, Inc.	2.6
Old Dominion Freight Line, Inc.	2.5
Barnes Group, Inc.	2.5
Teleflex, Inc.	2.4
Photronics, Inc.	2.3
Total	27.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective November 21, 2013, the Small-Cap Value Fund is co-managed by Gregory R. Greene, CFA, J. Bradley Ohlmuller, CFA and Patrick J. O’Brien.

5

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,154.80	$7.88	**	1.45%
Class B	$1,000.00	$1,150.60	$11.93	**	2.20%
Class C	$1,000.00	$1,150.40	$11.92	**	2.20%
Class I	$1,000.00	$1,156.40	$6.52	**	1.20%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.90	$7.38	**	1.45%
Class B	$1,000.00	$1,014.10	$11.17	**	2.20%
Class C	$1,000.00	$1,014.10	$11.17	**	2.20%
Class I	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 98.2%

Security	Shares	Value

Airlines — 1.3%
Spirit Airlines, Inc.(1)	11,187	$508,002

		$508,002

Auto Components — 1.7%
Dana Holding Corp.	33,640	$660,017

		$660,017

Building Products — 2.8%
A.O. Smith Corp.	19,934	$1,075,240

		$1,075,240

Chemicals — 5.3%
Calgon Carbon Corp.(1)	36,427	$749,303
Innophos Holdings, Inc.	9,788	475,697
RPM International, Inc.	20,027	831,321

		$2,056,321

Commercial Banks — 19.9%
1st Source Corp.	13,900	$443,966
Bancorp, Inc. (The)(1)	79,970	1,432,263
Bridge Capital Holdings(1)	10,990	225,735
Cardinal Financial Corp.	48,610	874,980
Center Bancorp, Inc.	12,840	240,878
ConnectOne Bancorp, Inc.(1)	29,810	1,181,370
Eagle Bancorp, Inc.(1)	32,997	1,010,698
First Business Financial Services, Inc.	2,650	99,719
First Financial Holdings, Inc.	6,670	443,622
German American Bancorp, Inc.	7,470	212,895
Prosperity Bancshares, Inc.	17,367	1,100,894
Texas Capital Bancshares, Inc.(1)	7,270	452,194

		$7,719,214

Construction & Engineering — 4.3%
EMCOR Group, Inc.	19,479	$826,689
MasTec, Inc.(1)	25,604	837,763

		$1,664,452

Containers & Packaging — 2.1%
AptarGroup, Inc.	12,296	$833,792

		$833,792

Security	Shares	Value

Distributors — 2.0%
Core-Mark Holding Co., Inc.	10,270	$779,801

		$779,801

Electric Utilities — 1.4%
Portland General Electric Co.	17,783	$537,047

		$537,047

Electronic Equipment, Instruments & Components — 0.7%
Itron, Inc.(1)	6,698	$277,498

		$277,498

Energy Equipment & Services — 2.1%
Hornbeck Offshore Services, Inc.(1)	16,806	$827,359

		$827,359

Food Products — 4.1%
Darling International, Inc.(1)	36,205	$755,960
Inventure Foods, Inc.(1)	62,200	824,772

		$1,580,732

Health Care Equipment & Supplies — 5.3%
Analogic Corp.	4,170	$369,295
Teleflex, Inc.	10,017	940,196
West Pharmaceutical Services, Inc.	15,502	760,528

		$2,070,019

Insurance — 6.4%
Aspen Insurance Holdings, Ltd.	9,565	$395,130
Federated National Holding Co.	23,822	348,516
Horace Mann Educators Corp.	19,610	618,499
ProAssurance Corp.	10,128	491,006
Protective Life Corp.	12,211	618,609

		$2,471,760

Internet & Catalog Retail — 1.0%
FTD Cos., Inc.(1)	11,940	$389,005

		$389,005

IT Services — 1.7%
MAXIMUS, Inc.	14,894	$655,187

		$655,187

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Machinery — 5.7%
Barnes Group, Inc.	25,266	$967,941
Crane Co.	10,272	690,792
EnPro Industries, Inc.(1)	9,579	552,229

		$2,210,962

Oil, Gas & Consumable Fuels — 4.8%
Stone Energy Corp.(1)	35,385	$1,223,967
VAALCO Energy, Inc.(1)	93,850	646,627

		$1,870,594

Personal Products — 1.8%
Elizabeth Arden, Inc.(1)	20,130	$713,609

		$713,609

Real Estate Investment Trusts (REITs) — 5.3%
Colony Financial, Inc.	17,920	$363,597
LaSalle Hotel Properties	22,688	700,151
Pebblebrook Hotel Trust	14,779	454,602
PS Business Parks, Inc.	7,102	542,735

		$2,061,085

Road & Rail — 2.5%
Old Dominion Freight Line, Inc.(1)	18,406	$975,886

		$975,886

Semiconductors & Semiconductor Equipment — 5.9%
Entegris, Inc.(1)	77,130	$894,708
OmniVision Technologies, Inc.(1)	29,268	503,410
Photronics, Inc.(1)	100,900	911,127

		$2,309,245

Software — 1.5%
Nice Systems, Ltd. ADR	14,740	$603,750

		$603,750

Specialty Retail — 1.6%
CST Brands, Inc.	16,500	$605,880

		$605,880

Textiles, Apparel & Luxury Goods — 3.3%
Hanesbrands, Inc.	5,847	$410,869
Iconix Brand Group, Inc.(1)	21,854	867,604

		$1,278,473

Security	Shares	Value

Thrifts & Mortgage Finance — 2.3%
Capitol Federal Financial, Inc.	34,490	$417,674
First Defiance Financial Corp.	17,720	460,188

		$877,862

Trading Companies & Distributors — 1.4%
CAI International, Inc.(1)	22,460	$529,382

		$529,382

Total Common Stocks (identified cost $26,072,024)		$38,142,174

Short-Term Investments — 2.1%

Description	Principal Amount (000’s omitted)	Value
State Street Bank and Trust Euro Time Deposit, 0.01%, 1/2/14	$813	$812,512

Total Short-Term Investments (identified cost $812,512)		$812,512

Total Investments — 100.3% (identified cost $26,884,536)		$38,954,686

Other Assets, Less Liabilities — (0.3)%		$(108,176)

Net Assets — 100.0%		$38,846,510

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR – American Depositary Receipt

(1)	Non-income producing security.

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Investments, at value (identified cost, $26,884,536)	$38,954,686
Dividends receivable	28,117
Receivable for Fund shares sold	27,382
Receivable from affiliate	13,279
Total assets	$39,023,464

Liabilities
Payable for Fund shares redeemed	$68,667
Payable to affiliates:
Investment adviser fee	32,467
Administration fee	4,870
Distribution and service fees	15,270
Trustees’ fees	465
Accrued expenses	55,215
Total liabilities	$176,954
Net Assets	$38,846,510

Sources of Net Assets
Paid-in capital	$26,416,847
Accumulated net realized gain	352,345
Accumulated undistributed net investment income	7,168
Net unrealized appreciation	12,070,150
Net Assets	$38,846,510

Class A Shares
Net Assets	$24,197,203
Shares Outstanding	1,392,133
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.38
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$18.44

Class B Shares
Net Assets	$2,344,960
Shares Outstanding	143,852
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.30

Class C Shares
Net Assets	$9,876,128
Shares Outstanding	608,114
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$16.24

Class I Shares
Net Assets	$2,428,219
Shares Outstanding	138,065
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$17.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends (net of foreign taxes, $2,352)	$396,780
Interest	155
Total investment income	$396,935

Expenses
Investment adviser fee	$351,512
Administration fee	52,727
Distribution and service fees
Class A	54,922
Class B	22,923
Class C	89,247
Trustees’ fees and expenses	1,800
Custodian fee	35,253
Transfer and dividend disbursing agent fees	64,557
Legal and accounting services	30,984
Printing and postage	16,344
Registration fees	47,860
Miscellaneous	14,800
Total expenses	$782,929
Deduct —
Allocation of expenses to affiliates	$193,772
Reduction of custodian fee	2
Total expense reductions	$193,774

Net expenses	$589,155

Net investment loss	$(192,220)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,816,781
Foreign currency transactions	110
Net realized gain	$2,816,891
Change in unrealized appreciation (depreciation) —
Investments	$6,764,794
Net change in unrealized appreciation (depreciation)	$6,764,794

Net realized and unrealized gain	$9,581,685

Net increase in net assets from operations	$9,389,465

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(192,220)	$(29,803)
Net realized gain from investment transactions, foreign currency transactions and capital gain distributions received	2,816,891	3,474,935
Net change in unrealized appreciation (depreciation) from investments	6,764,794	(490,738)
Net increase in net assets from operations	$9,389,465	$2,954,394
Distributions to shareholders —
From net realized gain
Class A	$(1,694,744)	$(1,565,666)
Class B	(177,413)	(176,426)
Class C	(726,847)	(674,079)
Class I	(165,067)	(180,323)
Total distributions to shareholders	$(2,764,071)	$(2,596,494)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,539,506	$2,576,506
Class B	428,685	125,459
Class C	2,039,732	1,108,016
Class I	1,106,964	1,376,710
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,654,918	1,531,128
Class B	163,000	165,082
Class C	618,653	571,642
Class I	149,271	104,394
Cost of shares redeemed
Class A	(6,601,794)	(7,663,890)
Class B	(504,225)	(373,635)
Class C	(2,303,913)	(2,498,255)
Class I	(793,115)	(1,152,236)
Net asset value of shares exchanged
Class A	204,355	263,975
Class B	(204,355)	(263,975)
Net increase (decrease) in net assets from Fund share transactions	$1,497,682	$(4,129,079)

Net increase (decrease) in net assets	$8,123,076	$(3,771,179)

Net Assets
At beginning of year	$30,723,434	$34,494,613
At end of year	$38,846,510	$30,723,434

Accumulated undistributed net investment income included in net assets
At end of year	$7,168	$50,816

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value — Beginning of year	$14.230	$14.120	$14.510	$12.320		$9.910

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.053)	$0.020	$(0.012)	$0.003	(2)	$0.027
Net realized and unrealized gain (loss)	4.476	1.341	(0.233)	2.187		2.383

Total income (loss) from operations	$4.423	$1.361	$(0.245)	$2.190		$2.410

Less Distributions
From net realized gain	$(1.273)	$(1.251)	$(0.145)	$—		$—

Total distributions	$(1.273)	$(1.251)	$(0.145)	$—		$—

Net asset value — End of year	$17.380	$14.230	$14.120	$14.510		$12.320

Total Return(3)(4)	31.47%	9.59%	(1.68)%	17.78%		24.32%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,197	$19,174	$22,099	$25,220		$18,471
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.45%	1.45%	1.56%	1.65%		1.65%
Net investment income (loss)	(0.32)%	0.14%	(0.09)%	0.03	%(2)	0.26%
Portfolio Turnover	52%	36%	30%	42%		48%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.026 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.17)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.55%, 0.63%, 0.49%, 0.39% and 0.74% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Financial Highlights — continued

	Class B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value — Beginning of year	$13.510	$13.560	$14.050	$12.020		$9.740

Income (Loss) From Operations
Net investment loss(1)	$(0.167)	$(0.088)	$(0.117)	$(0.094	)(2)	$(0.046)
Net realized and unrealized gain (loss)	4.230	1.289	(0.228)	2.124		2.326

Total income (loss) from operations	$4.063	$1.201	$(0.345)	$2.030		$2.280

Less Distributions
From net realized gain	$(1.273)	$(1.251)	$(0.145)	$—		$—

Total distributions	$(1.273)	$(1.251)	$(0.145)	$—		$—

Net asset value — End of year	$16.300	$13.510	$13.560	$14.050		$12.020

Total Return(3)(4)	30.47%	8.80%	(2.45)%	16.89%		23.41%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,345	$2,041	$2,371	$2,666		$2,277
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20%	2.20%	2.31%	2.40%		2.40%
Net investment loss	(1.08)%	(0.62)%	(0.84)%	(0.74	)%(2)	(0.46)%
Portfolio Turnover	52%	36%	30%	42%		48%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.55%, 0.63%, 0.49%, 0.39% and 0.74% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net asset value — Beginning of year	$13.460	$13.520	$14.000	$11.980		$9.720

Income (Loss) From Operations
Net investment loss(1)	$(0.165)	$(0.086)	$(0.115)	$(0.093	)(2)	$(0.049)
Net realized and unrealized gain (loss)	4.218	1.277	(0.220)	2.113		2.309

Total income (loss) from operations	$4.053	$1.191	$(0.335)	$2.020		$2.260

Less Distributions
From net realized gain	$(1.273)	$(1.251)	$(0.145)	$—		$—

Total distributions	$(1.273)	$(1.251)	$(0.145)	$—		$—

Net asset value — End of year	$16.240	$13.460	$13.520	$14.000		$11.980

Total Return(3)(4)	30.51%	8.76%	(2.39)%	16.86%		23.38%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,876	$7,911	$8,702	$9,225		$8,056
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20%	2.20%	2.31%	2.40%		2.40%
Net investment loss	(1.07)%	(0.61)%	(0.83)%	(0.74	)%(2)	(0.49)%
Portfolio Turnover	52%	36%	30%	42%		48%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends which amounted to $0.023 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.93)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.55%, 0.63%, 0.49%, 0.39% and 0.74% of average daily net assets for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,					Period Ended December 31, 2009(1)
	2013	2012	2011	2010
Net asset value — Beginning of period	$14.350	$14.190	$14.550	$12.330		$11.600

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.010)	$0.061	$0.035	$0.044	(3)	$0.008
Net realized and unrealized gain (loss)	4.523	1.350	(0.250)	2.176		0.722

Total income (loss) from operations	$4.513	$1.411	$(0.215)	$2.220		$0.730

Less Distributions
From net realized gain	$(1.273)	$(1.251)	$(0.145)	$—		$—

Total distributions	$(1.273)	$(1.251)	$(0.145)	$—		$—

Net asset value — End of period	$17.590	$14.350	$14.190	$14.550		$12.330

Total Return(4)(5)	31.84%	9.89%	(1.47)%	18.00%		6.29	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,428	$1,598	$1,322	$468		$103
Ratios (as a percentage of average daily net assets):
Expenses(5)(7)	1.20%	1.20%	1.28%	1.40%		1.40	%(8)
Net investment income (loss)	(0.06)%	0.41%	0.24%	0.34	%(3)	0.28	%(8)
Portfolio Turnover	52%	36%	30%	42%		48	%(9)

(1)	For the period from the start of business, October 1, 2009, to December 31, 2009.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share reflects special dividends which amounted to $0.033 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.09%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser and/or administrator subsidized certain operating expenses (equal to 0.55%, 0.63%, 0.49%, 0.39% and 0.74% of average daily net assets for the years ended December 31, 2013, 2012, 2011 and 2010 and the period ended December 31, 2009, respectively). Prior to March 19, 2012, a portion of the subsidy was borne by the sub-adviser. Absent this subsidy, total return would be lower.

(6)	Not annualized.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the year ended December 31, 2009.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

16

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Long-term capital gains	$2,764,071	$2,596,494

During the year ended December 31, 2013, accumulated net realized gain was decreased by $313,737, accumulated undistributed net investment income was increased by $148,572 and paid-in capital was increased by $165,165 due to differences between book and tax accounting, primarily for foreign currency gain (loss), net operating losses, distributions from real estate investment trusts (REITs) and the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$360,155
Net unrealized appreciation	$12,069,508

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and distributions from REITs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2013, the investment adviser fee amounted to $351,512 or 1.00% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended

17

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

December 31, 2013, the administration fee amounted to $52,727. BMR and EVM have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45%, 2.20%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2014. Pursuant to this agreement, BMR and EVM were allocated $193,772 in total of the Fund’s operating expenses for the year ended December 31, 2013. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $3,640 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,730 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $54,922 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $17,192 and $66,935 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $5,731 and $22,312 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Fund was informed that EVD received approximately less than $100, $1,000 and $500 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $17,796,479 and $17,384,538, respectively, for the year ended December 31, 2013.

18

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	340,206	173,756
Issued to shareholders electing to receive payments of distributions in Fund shares	98,108	106,997
Redemptions	(406,096)	(516,299)
Exchange from Class B shares	12,246	17,738

Net increase (decrease)	44,464	(217,808)

	Year Ended December 31,
Class B	2013	2012

Sales	27,356	8,930
Issued to shareholders electing to receive payments of distributions in Fund shares	10,282	12,147
Redemptions	(31,938)	(26,291)
Exchange to Class A shares	(12,957)	(18,532)

Net decrease	(7,257)	(23,746)

	Year Ended December 31,
Class C	2013	2012

Sales	132,159	78,776
Issued to shareholders electing to receive payments of distributions in Fund shares	39,185	42,219
Redemptions	(151,015)	(177,017)

Net increase (decrease)	20,329	(56,022)

	Year Ended December 31,
Class I	2013	2012

Sales	65,936	90,071
Issued to shareholders electing to receive payments of distributions in Fund shares	8,751	7,230
Redemptions	(47,996)	(79,105)

Net increase	26,691	18,196

19

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$26,885,178

Gross unrealized appreciation	$12,170,040
Gross unrealized depreciation	(100,532)

Net unrealized appreciation	$12,069,508

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$38,142,174	*	$—	$—	$38,142,174
Short-Term Investments	—		812,512	—	812,512

Total Investments	$38,142,174		$812,512	$—	$38,954,686

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

20

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2014

21

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $2,852,232 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

23

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

24

Eaton Vance

Small-Cap Value Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1303    12.31.13

Eaton Vance

Special Equities Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2013

Eaton Vance

Special Equities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	25

Eaton Vance

Special Equities Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started on January 1, 2013, U.S. stocks were just beginning a rally that would continue well into May. The rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, U.S. Federal Reserve (the Fed) Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising interest rates. The prospect of reduced Fed stimulus weighed on equities as well.

By late June 2013, however, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at a new all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements regarding QE, ongoing improvements in housing and other U.S. economic data, and news from Europe that the eurozone had officially come out of its recession.

In late August 2013, U.S. equities faltered again, as investors worried that a U.S. strike on Syria could lead to a spike in oil prices. As those concerns faded, equities once more trended upward. In mid-September, the Fed again surprised investors by announcing that it was postponing any tapering of QE for the time being. Stocks initially surged in response, only to drift downward in late September and early October amid a Congressional impasse that led to a partial government shutdown on October 1, 2013.

In mid-October, U.S. stocks reversed direction again and began a rally that more or less lasted through the end of the 12-month period, with the S&P 500 Index and the Dow Jones Industrial Average both closing at all-time highs on December 31, 2013. Drivers of this latest rally included moderate growth in corporate earnings and a widespread belief that Janet Yellen—set to succeed Mr. Bernanke as Fed chairperson in early 2014—would take a measured approach to winding down QE. Even the Fed’s mid-December announcement that tapering of QE would actually begin in January 2014 did not derail the rally, as investors appeared relieved that the tapering would be gradual and that the Fed still intended to keep the Fed funds rate near zero for an extended period.

The S&P 500 Index delivered a return of 32.39% for the 12-month period, while the Dow Jones Industrial Average returned 29.65%.

Fund Performance

For the 12-month period ended December 31, 2013, Eaton Vance Special Equities Fund (the Fund) had a total return of 36.54% for Class A shares at net asset value (NAV), underperforming the 36.80% return of the Fund’s benchmark, the Russell 2500 Index (the Index).

Stock selection in the information technology (IT) and health care sectors hurt the Fund’s performance versus the Index. Within IT, stock selection in IT services hampered Fund performance relative to the Index. Within health care, stock selection in health care equipment & supplies and pharmaceuticals detracted from relative Fund performance versus the Index. Also detracting within health care was the Fund’s underweight position in the biotechnology industry, which outperformed versus the Index for the period.

On the positive side, stock selection in the consumer discretionary sector, along with stock selection and an underweight position in the financials sector, boosted the Fund’s performance relative to the Index. Within consumer discretionary, stock selection in specialty retail contributed to relative Fund performance versus the Index. In particular, the Fund’s holdings in companies benefiting from the health and wellness trend were notable contributors to performance versus the Index. Within financials, the Fund’s underweight in real estate investment trusts aided performance relative to the Index, as did stock selection in the capital markets space. The Fund’s overweight in the consumer staples sector and its underweight in the utilities sector also helped performance versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Eaton Vance

Special Equities Fund

December 31, 2013

Performance2,3

Portfolio Manager Nancy B. Tooke, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/22/1968	04/22/1968	36.54%	18.44%	7.92%
Class A with 5.75% Maximum Sales Charge	—	—	28.71	17.05	7.28
Class C at NAV	11/17/1994	04/22/1968	35.59	17.56	7.10
Class C with 1% Maximum Sales Charge	—	—	34.59	17.56	7.10
Class I at NAV	07/29/2011	04/22/1968	36.93	18.60	7.99
Russell 2500 Index	—	—	36.80%	21.75%	9.80%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.43%	2.19%	1.18%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2003	$19,875	N.A.
Class I	$250,000	12/31/2003	$539,396	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Eaton Vance

Special Equities Fund

December 31, 2013

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Lazard, Ltd., Class A	2.1%

Hain Celestial Group, Inc. (The)	2.1

Cytec Industries, Inc.	2.0

Foster Wheeler AG	2.0

Affiliated Managers Group, Inc.	2.0

VeriSign, Inc.	2.0

Signature Bank	2.0

Church & Dwight Co., Inc.	1.9

Quanta Services, Inc.	1.9

RBC Bearings, Inc.	1.8

Total	19.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Special Equities Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Russell 2500 Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Special Equities Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,208.60	$6.96	1.25%
Class C	$1,000.00	$1,204.10	$11.06	1.99%
Class I	$1,000.00	$1,209.90	$5.57	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.20	$10.11	1.99%
Class I	$1,000.00	$1,020.20	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

6

Eaton Vance

Special Equities Fund

December 31, 2013

Portfolio of Investments

Common Stocks — 98.5%

Security	Shares	Value

Auto Components — 1.5%
Dana Holding Corp.	50,410	$989,044

		$989,044

Building Products — 1.7%
Armstrong World Industries, Inc.(1)	18,940	$1,091,133

		$1,091,133

Capital Markets — 5.3%
Affiliated Managers Group, Inc.(1)	5,890	$1,277,423
Cohen & Steers, Inc.	19,773	792,107
Lazard, Ltd., Class A	29,550	1,339,206

		$3,408,736

Chemicals — 4.1%
Balchem Corp.	5,430	$318,741
Cytec Industries, Inc.	13,890	1,293,992
FMC Corp.	13,300	1,003,618

		$2,616,351

Commercial Banks — 6.3%
First Republic Bank	21,650	$1,133,377
PacWest Bancorp	11,300	477,086
Signature Bank(1)	11,590	1,244,998
Texas Capital Bancshares, Inc.(1)	18,848	1,172,346

		$4,027,807

Commercial Services & Supplies — 3.4%
Clean Harbors, Inc.(1)	18,060	$1,082,878
Interface, Inc.	48,070	1,055,617

		$2,138,495

Communications Equipment — 0.7%
Riverbed Technology, Inc.(1)	25,820	$466,826

		$466,826

Computers & Peripherals — 1.5%
NCR Corp.(1)	28,960	$986,378

		$986,378

Security	Shares	Value

Construction & Engineering — 3.9%
Foster Wheeler AG(1)	39,120	$1,291,743
Quanta Services, Inc.(1)	37,290	1,176,872

		$2,468,615

Containers & Packaging — 1.5%
AptarGroup, Inc.	14,210	$963,580

		$963,580

Electrical Equipment — 2.6%
AMETEK, Inc.	9,065	$477,453
Generac Holdings, Inc.	20,570	1,165,085

		$1,642,538

Electronic Equipment, Instruments & Components — 5.7%
FLIR Systems, Inc.	31,080	$935,508
InvenSense, Inc.(1)	26,610	552,956
National Instruments Corp.	32,390	1,037,128
Trimble Navigation, Ltd.(1)	32,530	1,128,791

		$3,654,383

Energy Equipment & Services — 0.6%
Hornbeck Offshore Services, Inc.(1)	7,540	$371,194

		$371,194

Food & Staples Retailing — 1.8%
United Natural Foods, Inc.(1)	15,160	$1,142,912

		$1,142,912

Food Products — 2.1%
Hain Celestial Group, Inc. (The)(1)	14,440	$1,310,863

		$1,310,863

Health Care Equipment & Supplies — 1.5%
Analogic Corp.	10,810	$957,334

		$957,334

Health Care Providers & Services — 2.3%
MEDNAX, Inc.(1)	12,700	$677,926
Team Health Holdings, Inc.(1)	16,940	771,617

		$1,449,543

7	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Household Durables — 1.5%
Ryland Group, Inc. (The)	21,510	$933,749

		$933,749

Household Products — 1.9%
Church & Dwight Co., Inc.	18,448	$1,222,733

		$1,222,733

Insurance — 5.0%
Endurance Specialty Holdings, Ltd.	16,070	$942,827
HCC Insurance Holdings, Inc.	10,160	468,782
Horace Mann Educators Corp.	31,290	986,887
WR Berkley Corp.	18,080	784,491

		$3,182,987

Internet Software & Services — 2.0%
VeriSign, Inc.(1)	21,190	$1,266,738

		$1,266,738

IT Services — 3.1%
Teradata Corp.(1)	22,550	$1,025,799
WEX, Inc.(1)	9,720	962,572

		$1,988,371

Life Sciences Tools & Services — 3.1%
Bruker Corp.(1)	45,800	$905,466
Charles River Laboratories International, Inc.(1)	19,710	1,045,418

		$1,950,884

Machinery — 6.5%
Colfax Corp.(1)	15,450	$984,010
Pall Corp.	11,070	944,825
RBC Bearings, Inc.(1)	16,571	1,172,398
Valmont Industries, Inc.	6,900	1,028,928

		$4,130,161

Marine — 1.5%
Kirby Corp.(1)	9,680	$960,740

		$960,740

Media — 1.5%
Gannett Co., Inc.	33,490	$990,634

		$990,634

Security	Shares	Value

Multiline Retail — 1.8%
Dollar Tree, Inc.(1)	20,320	$1,146,454

		$1,146,454

Oil, Gas & Consumable Fuels — 4.9%
Gulfport Energy Corp.(1)	15,690	$990,824
Kodiak Oil & Gas Corp.(1)	99,170	1,111,696
PDC Energy, Inc.(1)	18,720	996,278

		$3,098,798

Paper & Forest Products — 0.7%
Boise Cascade Co.(1)	15,885	$468,290

		$468,290

Real Estate Investment Trusts (REITs) — 1.5%
Essex Property Trust, Inc.	6,660	$955,777

		$955,777

Road & Rail — 3.4%
Avis Budget Group, Inc.(1)	26,300	$1,063,046
Kansas City Southern	8,920	1,104,564

		$2,167,610

Semiconductors & Semiconductor Equipment — 3.7%
Cypress Semiconductor Corp.(1)	81,800	$858,900
Monolithic Power Systems, Inc.(1)	14,320	496,331
Teradyne, Inc.(1)	55,540	978,615

		$2,333,846

Software — 2.5%
Guidewire Software, Inc.(1)	6,490	$318,465
Infoblox, Inc.(1)	10,110	333,832
Mentor Graphics Corp.	38,600	929,102

		$1,581,399

Specialty Retail — 5.9%
DSW, Inc., Class A	14,220	$607,621
GNC Holdings, Inc., Class A	15,310	894,870
Group 1 Automotive, Inc.	4,360	309,647
Pier 1 Imports, Inc.	46,500	1,073,220
Ross Stores, Inc.	11,340	849,706

		$3,735,064

8	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Transportation Infrastructure — 1.5%
Wesco Aircraft Holdings, Inc.(1)	44,550	$976,536

		$976,536

Total Common Stocks (identified cost $45,414,629)		$62,776,503

Short-Term Investments — 1.6%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.14%(2)	$1,014	$1,014,062

Total Short-Term Investments (identified cost $1,014,062)		$1,014,062

Total Investments — 100.1% (identified cost $46,428,691)		$63,790,565

Other Assets, Less Liabilities — (0.1)%		$(60,758)

Net Assets — 100.0%		$63,729,807

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

9	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $45,414,629)	$62,776,503
Affiliated investment, at value (identified cost, $1,014,062)	1,014,062
Dividends receivable	27,377
Interest receivable from affiliated investment	113
Receivable for Fund shares sold	114,302
Total assets	$63,932,357

Liabilities
Payable for Fund shares redeemed	$81,662
Payable to affiliates:
Investment adviser fee	31,973
Distribution and service fees	11,384
Trustees’ fees	661
Accrued expenses	76,870
Total liabilities	$202,550
Net Assets	$63,729,807

Sources of Net Assets
Paid-in capital	$54,799,741
Accumulated net realized loss	(8,439,092)
Accumulated undistributed net investment income	7,284
Net unrealized appreciation	17,361,874
Net Assets	$63,729,807

Class A Shares
Net Assets	$42,046,158
Shares Outstanding	1,905,009
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.07
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$23.42

Class C Shares
Net Assets	$3,280,079
Shares Outstanding	157,993
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$20.76

Class I Shares
Net Assets	$18,403,570
Shares Outstanding	828,179
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.22

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Dividends	$491,646
Interest allocated from affiliated investment	1,857
Expenses allocated from affiliated investment	(231)
Total investment income	$493,272

Expenses
Investment adviser fee	$353,155
Distribution and service fees
Class A	98,716
Class B	1,489
Class C	30,220
Trustees’ fees and expenses	2,575
Custodian fee	44,267
Transfer and dividend disbursing agent fees	80,329
Legal and accounting services	43,835
Printing and postage	21,759
Registration fees	40,776
Miscellaneous	15,001
Total expenses	$732,122
Deduct —
Reduction of custodian fee	$1
Total expense reductions	$1

Net expenses	$732,121

Net investment loss	$(238,849)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$10,441,044
Investment transactions allocated from affiliated investment	36
Net realized gain	$10,441,080
Change in unrealized appreciation (depreciation) —
Investments	$7,398,411
Net change in unrealized appreciation (depreciation)	$7,398,411

Net realized and unrealized gain	$17,839,491

Net increase in net assets from operations	$17,600,642

11	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(238,849)	$(110,982)
Net realized gain from investment and foreign currency transactions	10,441,080	2,642,961
Net change in unrealized appreciation (depreciation) from investments	7,398,411	957,243
Net increase in net assets from operations	$17,600,642	$3,489,222
Distributions to shareholders —
From net investment income
Class A	$(245,038)	$—
Class C	(16,170)	—
Class I	(80,018)	—
Total distributions to shareholders	$(341,226)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,794,567	$5,439,576
Class B	16,684	12,003
Class C	538,647	180,731
Class I	9,899,571	8,330,975
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	205,394	—
Class C	13,379	—
Class I	46,802	—
Cost of shares redeemed
Class A	(8,505,644)	(12,513,353)
Class B	(52,020)	(533,327)
Class C	(992,484)	(1,730,123)
Class I	(7,399,778)	(6,518,941)
Net asset value of shares exchanged
Class A	—	85,386
Class B	—	(85,386)
Net asset value of shares merged*
Class A	991,434	—
Class B	(991,434)	—
Net decrease in net assets from Fund share transactions	$(4,434,882)	$(7,332,459)

Net increase (decrease) in net assets	$12,824,534	$(3,843,237)

Net Assets
At beginning of year	$50,905,273	$54,748,510
At end of year	$63,729,807	$50,905,273

Accumulated undistributed net investment income (loss) included in net assets
At end of year	$7,284	$(117,045)

*	At the close of business on February 22, 2013, Class B shares were merged into Class A shares.

12	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Financial Highlights

	Class A
	Year Ended December 31,
	2013	2012		2011		2010		2009
Net asset value — Beginning of year	$16.260	$15.250		$15.940		$12.860		$9.520

Income (Loss) From Operations
Net investment loss(1)	$(0.087)	$(0.030)		$(0.106	)(2)	$(0.013	)(3)	$(0.091)
Net realized and unrealized gain (loss)	6.017	1.040		(0.584)		3.093		3.431

Total income (loss) from operations	$5.930	$1.010		$(0.690)		$3.080		$3.340

Less Distributions
From net investment income	$(0.120)	$—		$—		$—		$—

Total distributions	$(0.120)	$—		$—		$—		$—

Net asset value — End of year	$22.070	$16.260		$15.250		$15.940		$12.860

Total Return(4)	36.54%	6.62%		(4.33)%		23.95%		35.08%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$42,046	$35,592		$40,087		$66,278		$58,962
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.31%	1.43%		1.40%		1.39%		1.57%
Net investment loss	(0.45)%	(0.18)%		(0.65	)%(2)	(0.09	)%(3)	(0.87)%
Portfolio Turnover of the Portfolio(7)	—	26	%(8)	84%		78%		77%
Portfolio Turnover of the Fund	61%	37	%(8)(9)	—		—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.023 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.80)%.

(3)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.24)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Financial Highlights — continued

	Class C
	Year Ended December 31,
	2013	2012		2011		2010		2009
Net asset value — Beginning of year	$15.390	$14.550		$15.320		$12.450		$9.290

Income (Loss) From Operations
Net investment loss(1)	$(0.216)	$(0.146)		$(0.219	)(2)	$(0.111	)(3)	$(0.165)
Net realized and unrealized gain (loss)	5.683	0.986		(0.551)		2.981		3.325

Total income (loss) from operations	$5.467	$0.840		$(0.770)		$2.870		$3.160

Less Distributions
From net investment income	$(0.097)	$—		$—		$—		$—

Total distributions	$(0.097)	$—		$—		$—		$—

Net asset value — End of year	$20.760	$15.390		$14.550		$15.320		$12.450

Total Return(4)	35.59%	5.77%		(5.03)%		23.05%		34.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,280	$2,818		$4,146		$7,300		$6,930
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.06%	2.19%		2.15%		2.14%		2.32%
Net investment loss	(1.20)%	(0.96)%		(1.41	)%(2)	(0.84	)%(3)	(1.62)%
Portfolio Turnover of the Portfolio(7)	—	26	%(8)	84%		78%		77%
Portfolio Turnover of the Fund	61%	37	%(8)(9)	—		—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.021 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (1.55)%.

(3)

Net investment loss per share reflects a special dividend allocated from the Portfolio which amounted to $0.020 per share. Excluding the special dividend, the ratio of net investment loss to average daily net assets would have been (0.99)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Financial Highlights — continued

	Class I
	Year Ended December 31,			Period Ended December 31, 2011(1)
	2013	2012
Net asset value — Beginning of period	$16.320	$15.270		$16.300

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.029)	$0.010		$(0.021)
Net realized and unrealized gain (loss)	6.044	1.040		(1.009)

Total income (loss) from operations	$6.015	$1.050		$(1.030)

Less Distributions
From net investment income	$(0.115)	$—		$—

Total distributions	$(0.115)	$—		$—

Net asset value — End of period	$22.220	$16.320		$15.270

Total Return(3)	36.93%	6.88%		(6.32	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,404	$11,550		$9,042
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.06%	1.18%		1.15	%(7)
Net investment income (loss)	(0.15)%	0.06%		(0.32	)%(7)
Portfolio Turnover of the Portfolio(8)	—	26	%(4)	84	%(9)
Portfolio Turnover of the Fund	61%	37	%(4)(10)	—

(1)	For the period from commencement of operations on July 29, 2011 to December 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the Portfolio’s year ended December 31, 2011.

(10)	For the period from May 1, 2012 through December 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Special Equities Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to May 1, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide growth of capital. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on February 22, 2013, Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,460,724 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on December 31, 2017. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after December 31, 2013.

During the year ended December 31, 2013, a capital loss carryforward of $10,212,003 was utilized to offset net realized gains by the Fund.

16

Eaton Vance

Special Equities Fund

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$341,226	$—

During the year ended December 31, 2013, accumulated net realized loss was decreased by $15,594, accumulated undistributed net investment income was increased by $704,404 and paid-in capital was decreased by $719,998 due to differences between book and tax accounting, primarily for investments in partnerships, net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(8,460,724)
Net unrealized appreciation	$17,390,790

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from REITs, partnership allocations, and investments in partnerships.

17

Eaton Vance

Special Equities Fund

December 31, 2013

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2013, the Fund’s investment adviser fee amounted to $353,155. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $10,435 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,145 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2013. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2013 amounted to $98,716 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) and prior to the close of business on February 22, 2013, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $1,117 and $22,665 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares.

Pursuant to the Class B (prior to the close of business on February 22, 2013) and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $372 and $7,555 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and, prior to the close of business on February 22, 2013, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2013, the Fund was informed that EVD received approximately $600, $600 and $20 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $33,256,969 and $38,161,338, respectively, for the year ended December 31, 2013.

18

Eaton Vance

Special Equities Fund

December 31, 2013

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2013	2012

Sales	95,387	331,318
Issued to shareholders electing to receive payments of distributions in Fund shares	10,275	—
Redemptions	(445,846)	(776,732)
Merger from Class B shares	56,013	—
Exchange from Class B shares	—	5,237

Net decrease	(284,171)	(440,177)

	Year Ended December 31,
Class B	2013(1)	2012

Sales	1,009	807
Redemptions	(3,157)	(35,205)
Merger to Class A shares	(59,213)	—
Exchange to Class A shares	—	(5,502)

Net decrease	(61,361)	(39,900)

	Year Ended December 31,
Class C	2013	2012

Sales	29,399	11,832
Issued to shareholders electing to receive payments of distributions in Fund shares	709	—
Redemptions	(55,190)	(113,779)

Net decrease	(25,082)	(101,947)

	Year Ended December 31,
Class I	2013	2012

Sales	491,872	510,070
Issued to shareholders electing to receive payments of distributions in Fund shares	2,327	—
Redemptions	(373,576)	(394,761)

Net increase	120,623	115,309

(1)	Offering of Class B shares was discontinued during the year ended December 31, 2013 (see Note 1).

19

Eaton Vance

Special Equities Fund

December 31, 2013

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$46,399,775

Gross unrealized appreciation	$17,543,356
Gross unrealized depreciation	(152,566)

Net unrealized appreciation	$17,390,790

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$62,776,503	*	$—	$—	$62,776,503
Short-Term Investments	—		1,014,062	—	1,014,062

Total Investments	$62,776,503		$1,014,062	$—	$63,790,565

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

20

Eaton Vance

Special Equities Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2014

21

Eaton Vance

Special Equities Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $405,145, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 99.91% qualifies for the corporate dividends received deduction.

22

Eaton Vance

Special Equities Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

23

Eaton Vance

Special Equities Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.
James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

25

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

172 12.31.13

Parametric Absolute Return Fund

Annual Report

December 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report December 31, 2013

Parametric Absolute Return Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Management and Organization	26

Important Notices	29

Parametric Absolute Return Fund

December 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Interest rates stayed near historical lows in the first four months of 2013, as highly accommodative monetary policies instituted by central banks around the world kept pressure on yields. The U.S. Federal Reserve (the Fed) continued to make monthly purchases of $45 billion of Treasury notes and $40 billion of agency mortgage-backed securities (MBS), while keeping the federal funds rate—a key short-term lending rate—near zero.

In late May 2013, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases, known collectively as quantitative easing (QE), could be tapered sooner than most investors had expected. The negative effect on the bond market was swift and dramatic. Investors rushed to sell fixed-income assets in anticipation of higher interest rates, causing a sharp rise in yields and a steep decline in bond prices across nearly every fixed-income asset class.

The outflows from most fixed-income asset classes moderated over the summer, as the Fed attempted to temper its comments and calm the markets. Bonds then rallied in September 2013 when the Fed surprised the markets again, this time by postponing the tapering of QE that many investors had viewed as imminent. Bond yields crept higher in the last quarter, as improved economic conditions led to anticipation and then news that the Fed would start reducing its bond buying in 2014. The yield on the 10-year Treasury bond closed 2013 above 3%, up from 1.86% 12 months earlier. Economic factors affecting the U.S. corporate bond market, however, were generally positive throughout the period: unemployment declined, corporate profits remained strong, inflation stayed subdued and the housing market continued its recovery. With U.S. gross domestic product growing at a slow but steady pace, estimated at 2.2% for the year, corporate bonds were among the best-performing fixed-income sectors. Against this backdrop, the Barclays U.S. Aggregate Bond Index2, a broad measure of the U.S. investment-grade bond market, declined 2.02% for the 12-month period—its worst year of performance since 1994. In general, longer-maturity issues, being more sensitive to rising interest rates, underperformed shorter-maturity issues. And, amid a modest recovery and strong corporate profits that seemed to encourage investors to take on more risk, lower-credit-quality bonds generally outperformed higher-quality issues. In this environment, high-yield bonds posted the strongest gains, while investment-grade corporate bonds beat comparable-maturity government bonds.

Fund Performance

For the fiscal year ended December 31, 2013, Parametric Absolute Return Fund (the Fund) Investor Class at net asset value (NAV) had a total return of -6.23%. By comparison, the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index), returned 0.07% during the period.

The Fund’s investment objective is total return, which it seeks to achieve primarily by writing put spread options and selling call spread options on the S&P 500 Index as an overlay to a portfolio of short-term, high-grade, fixed-income securities. The Fund’s option strategy employs a systematic, rules-based approach designed to capitalize on the general imbalance of natural buyers of stock index options over natural sellers of such options, while also attempting to limit the Fund’s maximum option loss potential. As a result of this imbalance the returns generated by the Fund’s option strategy are intended to be generally uncorrelated with those of the S&P 500 Index. This strategy tends to perform well in range-bound, flat, and moderately up or down equity markets, but underperform in strongly directional markets, either up or down.

For equities, the 12 months ended December 31, 2013, constituted a largely unidirectional market, frequently making new highs and having no significant corrections or market consolidation. In that environment, the strategy’s writing of put spread options was beneficial, but the sale of call spread options detracted significantly and caused the strategy as a whole to detract from Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

2

Parametric Absolute Return Fund

December 31, 2013

Performance2,3

Portfolio Managers Ken Everding, Ph.D. and Jonathan Orseck, each of Parametric Risk Advisors LLC; Thomas H. Luster, CFA and Maria Cappellano

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	09/30/2010	09/30/2010	–6.23%	—	1.62%
Institutional Class at NAV	09/30/2010	09/30/2010	–6.11	—	1.83
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	—	—	0.07%	0.12%	0.10%

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.82%	1.57%
Net				1.45	1.20

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	09/30/2010	$53,036	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to eatonvance.com.

3

Parametric Absolute Return Fund

December 31, 2013

Fund Profile

See Endnotes and Additional Disclosures in this report.

4

Parametric Absolute Return Fund

December 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/14. Without the reimbursement, performance would have been lower.

Fund profile subject to change due to active management.

5

Parametric Absolute Return Fund

December 31, 2013

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 – December 31, 2013).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/13)	Ending Account Value (12/31/13)	Expenses Paid During Period* (7/1/13 – 12/31/13)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$974.00	$7.21	**	1.45%
Institutional Class	$1,000.00	$975.10	$5.97	**	1.20%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,017.90	$7.38	**	1.45%
Institutional Class	$1,000.00	$1,019.20	$6.11	**	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2013.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Parametric Absolute Return Fund

December 31, 2013

Portfolio of Investments

Corporate Bonds & Notes — 57.4%

Security	Principal Amount (000’s omitted)	Value

Auto Manufacturers — 3.5%
Daimler Finance North America, LLC, 0.922%, 8/1/16(1)(2)	$500	$501,347
Daimler Finance North America, LLC, 1.25%, 1/11/16(1)	300	300,345
Toyota Motor Credit Corp., 0.528%, 5/17/16(2)	250	250,861
Toyota Motor Credit Corp., 0.875%, 7/17/15	350	352,285
Volkswagen International Finance NV, 0.676%, 11/18/16(1)(2)	850	852,535
Volkswagen International Finance NV, 0.857%, 4/1/14(1)(2)	250	250,286

		$2,507,659

Banks — 20.8%
American Express Centurion Bank, 0.875%, 11/13/15	$380	$381,024
Bank of America Corp., 1.656%, 1/30/14(2)	380	380,320
Bank of America N.A., 1.125%, 11/14/16	850	851,499
Bank of Montreal, 0.498%, 9/24/15(2)	850	850,811
Bank of Montreal, 0.764%, 7/15/16(2)	500	502,329
Bank of New York Mellon Corp. (The), 0.70%, 10/23/15	250	250,561
Bank of Nova Scotia, 0.75%, 10/9/15	380	381,409
Bank of Nova Scotia, 0.764%, 7/15/16(2)	500	502,329
BB&T Corp., 5.70%, 4/30/14	240	244,158
Capital One Financial Corp., 1.00%, 11/6/15	125	125,002
Citigroup, Inc., 1.25%, 1/15/16	380	381,431
Credit Suisse USA, Inc., 1.204%, 1/14/14(2)	100	100,029
Credit Suisse USA, Inc., 2.20%, 1/14/14	200	200,127
Fifth Third Bank, 0.748%, 11/18/16(2)	725	727,432
Goldman Sachs Group, Inc., 0.847%, 9/29/14(2)	255	255,483
Goldman Sachs Group, Inc., 1.238%, 2/7/14(2)	125	125,090
Goldman Sachs Group, Inc., 5.15%, 1/15/14	709	710,082
HSBC Finance Corp., 0.494%, 1/15/14(2)	260	260,005
JPMorgan Chase & Co., 1.038%, 1/24/14(2)	450	450,243
JPMorgan Chase & Co., 1.10%, 10/15/15	250	251,064
KeyBank N.A., 0.727%, 11/25/16(2)	750	751,820
National Australia Bank, Ltd., 0.669%, 12/2/16(1)(2)	750	750,533
PNC Bank NA, 0.80%, 1/28/16	250	249,528
Royal Bank of Canada, 0.702%, 9/9/16(2)	800	803,962
Royal Bank of Canada, 0.80%, 10/30/15	250	250,730
Royal Bank of Canada, 1.125%, 1/15/14	250	250,081
State Street Corp., 0.442%, 12/8/15(2)	200	199,694
State Street Corp., 0.592%, 3/7/14(2)	150	150,103
Svenska Handelsbanken AB, 0.716%, 9/23/16(2)	800	801,409
Toronto-Dominion Bank (The), 0.702%, 9/9/16(2)	800	802,894
US Bank NA, 0.524%, 10/14/14(2)	125	125,170
US Bank NA, 4.95%, 10/30/14	150	155,738
Wachovia Corp., 0.622%, 11/3/14(2)	375	375,712
Westpac Banking Corp., 0.668%, 11/25/16(2)	700	701,489

Security	Principal Amount (000’s omitted)	Value

Banks (continued)
Westpac Banking Corp., 0.95%, 1/12/16	$300	$300,648

		$14,599,939

Beverages — 4.7%
Anheuser-Busch InBev Finance, Inc., 0.80%, 1/15/16	$350	$349,914
Anheuser-Busch InBev Worldwide, Inc., 0.603%, 7/14/14(2)	805	806,687
Coca-Cola Co. (The), 0.342%, 11/1/16(2)	515	515,795
Coca-Cola Co. (The), 0.75%, 3/13/15	350	351,212
Coca-Cola Enterprises, Inc., 0.539%, 2/18/14(2)	876	876,287
PepsiCo, Inc., 0.70%, 8/13/15	380	380,554

		$3,280,449

Chemicals — 1.4%
Praxair, Inc., 4.375%, 3/31/14	$968	$977,378

		$977,378

Computers — 0.6%
IBM Corp., 0.55%, 2/6/15	$400	$400,702

		$400,702

Cosmetics & Personal Care — 1.7%
Procter & Gamble Co. (The), 0.75%, 11/4/16	$850	$846,859
Procter & Gamble Co. (The), 3.50%, 2/15/15	350	361,681

		$1,208,540

Diversified Financial Services — 2.0%
American Express Credit Corp., 0.747%, 7/29/16(2)	$500	$502,749
American Honda Finance Corp., 0.744%, 10/7/16(2)	875	880,152

		$1,382,901

Electric — 1.3%
Florida Power Corp., 0.65%, 11/15/15	$275	$275,210
Georgia Power Co., 0.625%, 11/15/15	250	249,936
NextEra Energy Capital Holdings, Inc., 1.20%, 6/1/15	375	377,053

		$902,199

Financial Services — 1.1%
Charles Schwab Corp. (The), 0.85%, 12/4/15	$380	$381,238
General Electric Capital Corp., 1.00%, 1/8/16	380	381,119

		$762,357

7	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Foods — 1.3%
Starbucks Corp., 0.875%, 12/5/16	$700	$696,039
Unilever Capital Corp., 0.45%, 7/30/15	250	250,161

		$946,200

Insurance — 3.3%
Berkshire Hathaway Finance Corp., 0.95%, 8/15/16	$500	$502,557
MetLife, Inc., 2.375%, 2/6/14	200	200,367
Prudential Financial, Inc., 4.75%, 4/1/14	700	707,460
Prudential Financial, Inc., 5.10%, 9/20/14	850	877,305

		$2,287,689

Machinery – Construction & Mining – 2.3%
John Deere Capital Corp., 0.459%, 3/3/14(2)	$500	$500,290
John Deere Capital Corp., 0.536%, 10/11/16(2)	830	831,486
John Deere Capital Corp., 0.70%, 9/4/15	250	251,085

		$1,582,861

Media — 0.5%
Walt Disney Co. (The), 0.45%, 12/1/15	$380	$379,792

		$379,792

Mining — 5.8%
BHP Billiton Finance USA, Ltd., 0.497%, 9/30/16(2)	$850	$851,282
Caterpillar Financial Services Corp., 0.357%, 11/25/15(2)	750	750,194
Caterpillar Financial Services Corp., 1.35%, 9/6/16	725	729,912
Rio Tinto Finance USA PLC, 0.794%, 6/19/15(2)	865	867,369
Rio Tinto Finance USA, Ltd., 8.95%, 5/1/14	830	852,613

		$4,051,370

Oil & Gas — 5.3%
BP Capital Markets PLC, 0.658%, 11/7/16(2)	$800	$803,946
BP Capital Markets PLC, 0.843%, 3/11/14(2)	505	505,569
Chevron Corp., 0.889%, 6/24/16	730	732,180
Shell International Finance B.V., 0.451%, 11/15/16(2)	825	826,287
Shell International Finance B.V., 4.00%, 3/21/14	825	831,592

		$3,699,574

Pharmaceuticals — 1.8%
Merck & Co., Inc., 0.429%, 5/18/16(2)	$325	$326,159
Novartis Capital Corp., 4.125%, 2/10/14	975	978,834

		$1,304,993

Total Corporate Bonds & Notes (identified cost $40,200,000)		$40,274,603

Commercial Mortgage-Backed Securities — 4.2%

Security	Principal Amount (000’s omitted)	Value

BACM, Series 2004-4, Class A6, 4.877%, 7/10/42(3)	$416	$420,897
BACM, Series 2004-5, Class A4, 4.936%, 11/10/41(3)	472	480,043
BSCMS, Series 2004-T14, Class A4, 5.20%, 1/12/41(3)	67	67,390
GMACC, Series 2004-C1, Class A4, 4.908%, 3/10/38	96	96,275
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(3)	387	391,394
LB-UBS, Series 2004-C4, Class A4, 5.494%, 6/15/29(3)	47	47,200
MSC, Series 2004-IQ8, Class A5, 5.11%, 6/15/40(3)	170	172,062
MSC, Series 2005-HQ5, Class A4, 5.168%, 1/14/42	289	295,768
MSC, Series 2005-T17, Class A5, 4.78%, 12/13/41	476	486,770
WBCMT, Series 2005-C16, Class A4, 4.847%, 10/15/41(3)	500	513,633

Total Commercial Mortgage-Backed Securities (identified cost $3,001,168)		$2,971,432

Collateralized Mortgage Obligations — 3.9%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Banks, Series QB-2015, Class 1, 4.91%, 4/28/15	$247	$256,822
Federal Home Loan Mortgage Corp., Series 2517, Class BH, 5.50%, 10/15/17	96	102,035
Federal Home Loan Mortgage Corp., Series 2638, Class CE, 3.75%, 8/15/32	160	163,845
Federal Home Loan Mortgage Corp., Series 2649, Class QH, 4.50%, 7/15/18	72	75,982
Federal Home Loan Mortgage Corp., Series 2840, Class OE, 5.00%, 2/15/33	45	45,570
Federal Home Loan Mortgage Corp., Series 2889, Class OG, 5.00%, 5/15/33	90	91,195
Federal Home Loan Mortgage Corp., Series 2971, Class GC, 5.00%, 7/15/18	94	94,774
Federal Home Loan Mortgage Corp., Series 3047, Class OB, 5.50%, 12/15/33	31	31,553
Federal Home Loan Mortgage Corp., Series 3706, Class C, 2.00%, 8/15/20	231	233,161
Federal Home Loan Mortgage Corp., Series 3787, Class TB, 1.75%, 1/15/17	246	248,975
Federal National Mortgage Association, Series 2003-24, Class PD, 5.00%, 4/25/18	178	189,030
Federal National Mortgage Association, Series 2005-84, Class YG, 5.00%, 9/25/35	59	59,399
Federal National Mortgage Association, Series 2006-105, Class A, 4.35%, 9/25/36	213	224,571
Federal National Mortgage Association, Series 2008-62, Class DY, 4.00%, 7/25/23	136	143,246

8	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association, Series 2009-88, Class EA, 4.50%, 5/25/23	$41	$41,741
Federal National Mortgage Association, Series 2010-9, Class A, 4.00%, 11/25/23	33	33,538
Federal National Mortgage Association, Series 2010-155, Class A, 3.50%, 9/25/25	229	235,351
Federal National Mortgage Association, Series 2011-66, Class AB, 4.00%, 11/25/39	135	136,808
Federal National Mortgage Association, Series 2011-76, Class PB, 2.50%, 4/25/39	138	140,588
Government National Mortgage Association, Series 2009-93, Class EJ, 3.50%, 5/20/35	74	74,981
Government National Mortgage Association, Series 2009-122, Class MT, 2.25%, 10/20/32	99	99,493

Total Collateralized Mortgage Obligations (identified cost $2,742,117)		$2,722,658

Asset-Backed Securities — 23.6%

Security	Principal Amount (000’s omitted)	Value
ALLYL, Series 2013-SN1, Class A2, 0.52%, 5/20/15	$469	$468,582
AMCAR, Series 2013-3, Class A2, 0.68%, 10/11/16	500	500,266
AMCAR, Series 2013-5, Class A2B, 0.548%, 3/8/17(3)	400	400,324
BMWOT, Series 2013-A, Class A2, 0.41%, 2/25/16	750	750,070
CARMX, Series 2013-1, Class A3, 0.60%, 10/16/17	150	149,962
CARMX, Series 2013-2, Class A2, 0.42%, 6/15/16	647	646,839
CARMX, Series 2013-3, Class A2, 0.59%, 8/15/16	500	500,806
CARMX, Series 2013-4, Class A2, 0.52%, 11/15/16	750	750,223
CNH, Series 2013-B, Class A2, 0.44%, 10/17/16	500	499,967
CRART, Series 2013-2, Class A1, 0.33%, 12/15/14	818	818,077
EFF, Series 2013-2, Class A2, 1.06%, 3/20/19(1)	500	500,959
FORDL, Series 2013-B, Class A2B, 0.437%, 1/15/16(3)	750	750,349
FORDO, Series 2013-B, Class A2, 0.38%, 2/15/16	396	395,482
FORDO, Series 2013-C, Class A2, 0.55%, 4/15/16	500	500,247
GEEMT, Series 2013-1, Class A2, 0.64%, 3/22/16	435	435,237
GEEST, Series 2013-1A, Class A2, 0.73%, 1/25/16(1)	500	500,623
GEET, Series 2013-2, Class A2, 0.61%, 6/24/16	705	705,168
HALST, Series 2013-B, Class A2, 0.75%, 3/15/16(1)	500	500,661
HAROT, Series 2013-3, Class A2, 0.54%, 1/15/16	500	500,556
HART, Series 2013-C, Class A2, 0.57%, 6/15/16	800	800,999
JDOT, Series 2013-B, Class A2, 0.55%, 1/15/16	700	700,380
NALT, Series 2013-A, Class A2B, 0.297%, 9/15/15(3)	500	499,835
NALT, Series 2013-B, Class A2B, 0.437%, 1/15/16(3)	440	440,197
SDART, Series 2013-4, Class A2, 0.89%, 9/15/16	725	725,936
SDART, Series 2013-5, Class A2B, 0.547%, 4/17/17(3)	575	575,344
VWALT, Series 2013-A, Class A2A, 0.63%, 12/21/15	500	500,353

Security	Principal Amount (000’s omitted)	Value

WOART, Series 2013-A, Class A2, 0.43%, 5/16/16	$500	$500,061
WOART, Series 2013-B, Class A2, 0.48%, 11/15/16	750	750,109
WOLS, Series 2013-A, Class A2B, 0.487%, 5/16/16(3)	800	800,336

Total Asset-Backed Securities (identified cost $16,557,919)		$16,567,948

U.S. Government Agency Obligations — 8.9%

Security	Principal Amount (000’s omitted)	Value

Federal Farm Credit Bank, 0.21%, 3/26/14(2)	$1,250	$1,250,437
Federal National Mortgage Association, 0.35%, 1/27/15(2)	5,000	5,015,695

Total U.S. Government Agency Obligations (identified cost $6,252,679)		$6,266,132

Certificates of Deposit– 0.4%

Security	Principal Amount (000’s omitted)	Value

Banks–0.4%
Bank of Montreal, 0.418%, 7/24/14(2)	$250	$250,322

Total Certificates of Deposit (identified cost $250,250)		$250,322

Call Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	67	$1,925	1/3/14	$502
S&P 500 Index	66	1,900	1/10/14	6,600
S&P 500 Index	64	1,940	1/18/14	2,400
S&P 500 Index	63	1,965	1/24/14	2,520
S&P 500 Index FLEX	66	1,935	1/6/14	84
S&P 500 Index FLEX	66	1,915	1/8/14	871
S&P 500 Index FLEX	66	1,912	1/13/14	3,969
S&P 500 Index FLEX	67	1,910	1/15/14	6,213
S&P 500 Index FLEX	64	1,950	1/21/14	2,795
S&P 500 Index FLEX	63	1,965	1/23/14	2,244
S&P 500 Index FLEX	64	1,967	1/27/14	3,359
S&P 500 Index FLEX	64	1,975	1/29/14	3,573

Total Call Options Purchased (identified cost $30,604)				$35,130

9	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Portfolio of Investments — continued

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	67	$1,635	1/3/14	$1,005
S&P 500 Index	66	1,605	1/10/14	2,970
S&P 500 Index	64	1,650	1/18/14	6,560
S&P 500 Index	63	1,685	1/24/14	12,285
S&P 500 Index FLEX	66	1,635	1/6/14	13
S&P 500 Index FLEX	66	1,635	1/8/14	65
S&P 500 Index FLEX	66	1,615	1/13/14	281
S&P 500 Index FLEX	67	1,610	1/15/14	447
S&P 500 Index FLEX	64	1,665	1/21/14	3,772
S&P 500 Index FLEX	63	1,685	1/23/14	6,542
S&P 500 Index FLEX	64	1,685	1/27/14	9,766
S&P 500 Index FLEX	64	1,680	1/29/14	13,432

Total Put Options Purchased (identified cost $178,674)				$57,138

Short-Term Investments — 3.7%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(4)	$2,554	$2,553,509

Total Short-Term Investments (identified cost $2,553,509)		$2,553,509

Total Investments — 102.3% (identified cost $71,766,920)		$71,698,872

Call Options Written — (1.9)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	67	$1,835	1/3/14	$(115,575)
S&P 500 Index	66	1,815	1/10/14	(255,420)
S&P 500 Index	64	1,850	1/18/14	(106,560)
S&P 500 Index	63	1,875	1/24/14	(56,700)
S&P 500 Index FLEX	66	1,845	1/6/14	(63,933)
S&P 500 Index FLEX	66	1,830	1/8/14	(136,890)
S&P 500 Index FLEX	66	1,827	1/13/14	(172,136)
S&P 500 Index FLEX	67	1,825	1/15/14	(192,169)
S&P 500 Index FLEX	64	1,860	1/21/14	(75,471)
S&P 500 Index FLEX	63	1,875	1/23/14	(48,489)
S&P 500 Index FLEX	64	1,877	1/27/14	(54,363)
S&P 500 Index FLEX	64	1,885	1/29/14	(48,593)

Total Call Options Written (premiums received $513,346)				$(1,326,299)

Put Options Written — (0.3)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	67	$1,725	1/3/14	$(2,010)
S&P 500 Index	66	1,690	1/10/14	(5,610)
S&P 500 Index	64	1,740	1/18/14	(13,280)
S&P 500 Index	63	1,775	1/24/14	(34,335)
S&P 500 Index FLEX	66	1,725	1/6/14	(292)
S&P 500 Index FLEX	66	1,720	1/8/14	(770)
S&P 500 Index FLEX	66	1,700	1/13/14	(1,967)
S&P 500 Index FLEX	67	1,695	1/15/14	(2,685)
S&P 500 Index FLEX	64	1,755	1/21/14	(17,548)
S&P 500 Index FLEX	63	1,775	1/23/14	(28,590)
S&P 500 Index FLEX	64	1,775	1/27/14	(36,743)
S&P 500 Index FLEX	64	1,770	1/29/14	(43,924)

Total Put Options Written (premiums received $482,786)				$(187,754)

Other Assets, Less Liabilities — (0.1)%				$(102,132)

Net Assets — 100.0%				$70,082,687

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ALLYL	–	Ally Auto Receivables Trust Lease
AMCAR	–	AmeriCredit Automobile Receivables Trust
BACM	–	Banc of America Commercial Mortgage Trust
BMWOT	–	BMW Vehicle Owner Trust
BSCMS	–	Bear Stearns Commercial Mortgage Securities Trust
CARMX	–	CarMax Auto Owner Trust
CNH	–	CNH Equipment Trust
CRART	–	California Republic Auto Receivables Trust
EFF	–	Enterprise Fleet Financing LLC
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
FORDL	–	Ford Credit Auto Lease Trust
FORDO	–	Ford Credit Auto Owner Trust
GEEMT	–	GE Equipment Midticket LLC
GEEST	–	GE Equipment Small Ticket LLC
GEET	–	GE Equipment Transportation LLC
GMACC	–	GMAC Commercial Mortgage Securities, Inc. Trust
GSMS	–	Goldman Sachs Mortgage Securities Corp. II
HALST	–	Hyundai Auto Lease Securitization Trust
HAROT	–	Honda Auto Receivables Owner Trust
HART	–	Hyundai Auto Receivables Trust
JDOT	–	John Deere Owner Trust
LB-UBS	–	LB-UBS Commercial Mortgage Trust
MSC	–	Morgan Stanley Capital I Trust
NALT	–	Nissan Auto Lease Trust
SDART	–	Santander Drive Auto Receivables Trust

10	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Portfolio of Investments — continued

VWALT	–	Volkswagen Auto Lease Trust
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WOART	–	World Omni Auto Receivables Trust
WOLS	–	World Omni Automobile Lease Securitization Trust

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At December 31, 2013, the aggregate value of these securities is $4,157,289 or 5.9% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2013.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2013.

11	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Statement of Assets and Liabilities

Assets	December 31, 2013
Unaffiliated investments, at value (identified cost, $69,213,411)	$69,145,363
Affiliated investment, at value (identified cost, $2,553,509)	2,553,509
Interest receivable	168,927
Interest receivable from affiliated investment	99
Receivable for investments sold	83,979
Receivable for Fund shares sold	176,894
Tax reclaims receivable	488
Receivable from affiliate	10,829
Total assets	$72,140,088

Liabilities
Written options outstanding, at value (premiums received, $996,132)	$1,514,053
Payable for investments purchased	174,007
Payable for Fund shares redeemed	201,990
Payable to affiliates:
Investment adviser and administration fee	66,599
Distribution and service fees	7,703
Trustees’ fees	827
Accrued expenses	92,222
Total liabilities	$2,057,401
Net Assets	$70,082,687

Sources of Net Assets
Paid-in capital	$74,493,979
Accumulated net realized loss	(3,825,323)
Net unrealized depreciation	(585,969)
Net Assets	$70,082,687

Investor Class Shares
Net Assets	$35,270,058
Shares Outstanding	3,722,581
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.47

Institutional Class Shares
Net Assets	$34,812,629
Shares Outstanding	3,655,353
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.52

12	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Statement of Operations

Investment Income	Year Ended December 31, 2013
Interest	$377,725
Interest allocated from affiliated investment	3,674
Expenses allocated from affiliated investment	(465)
Total investment income	$380,934

Expenses
Investment adviser and administration fee	$794,700
Distribution and service fees
Investor Class	94,677
Class C	3,180
Trustees’ fees and expenses	3,329
Custodian fee	97,964
Transfer and dividend disbursing agent fees	52,608
Legal and accounting services	58,761
Printing and postage	21,660
Registration fees	38,456
Miscellaneous	13,269
Total expenses	$1,178,604
Deduct —
Allocation of expenses to affiliates	$212,775
Reduction of custodian fee	13
Total expense reductions	$212,788

Net expenses	$965,816

Net investment loss	$(584,882)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,435,609)
Investment transactions allocated from affiliated investment	47
Written options	(383,836)
Net realized loss	$(2,819,398)
Change in unrealized appreciation (depreciation) —
Investments	$(16,887)
Written options	(843,831)
Net change in unrealized appreciation (depreciation)	$(860,718)

Net realized and unrealized loss	$(3,680,116)

Net decrease in net assets from operations	$(4,264,998)

13	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment loss	$(584,882)	$(442,503)
Net realized gain (loss) from investment transactions and written options	(2,819,398)	4,117,616
Net change in unrealized appreciation (depreciation) from investments and written options	(860,718)	97,181
Net increase (decrease) in net assets from operations	$(4,264,998)	$3,772,294
Distributions to shareholders —
From net investment income
Investor Class	$—	$(19,945)
Institutional Class	—	(119,079)
From net realized gain
Investor Class	(320,678)	(2,048,197)
Class C	—	(130,651)
Institutional Class	(310,367)	(2,882,714)
Total distributions to shareholders	$(631,045)	$(5,200,586)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$50,381,060	$20,210,580
Class C	202,043	1,257,020
Institutional Class	35,668,262	20,426,764
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	316,713	2,039,350
Class C	—	106,396
Institutional Class	110,039	1,521,177
Cost of shares redeemed
Investor Class	(38,113,362)	(32,165,006)
Class C	(348,849)	(70,815)
Institutional Class	(31,967,078)	(26,451,361)
Net asset value of shares merged*
Investor Class	1,315,980	—
Class C	(1,315,980)	—
Net increase (decrease) in net assets from Fund share transactions	$16,248,828	$(13,125,895)

Net increase (decrease) in net assets	$11,352,785	$(14,554,187)

Net Assets
At beginning of year	$58,729,902	$73,284,089
At end of year	$70,082,687	$58,729,902

*	At the close of business on March 15, 2013, Class C shares were merged into Investor Class shares.

14	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Financial Highlights

	Investor Class
	Year Ended December 31,				Period Ended December 31, 2010(1)
	2013		2012	2011
Net asset value — Beginning of period	$10.200		$10.410	$10.040	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.089)		$(0.095)	$(0.100)	$(0.028)
Net realized and unrealized gain (loss)	(0.555)		0.871	0.488	0.085

Total income (loss) from operations	$(0.644)		$0.776	$0.388	$0.057

Less Distributions
From net investment income	$—		$(0.010)	$—	$—
From net realized gain	(0.086)		(0.976)	(0.018)	(0.017)

Total distributions	$(0.086)		$(0.986)	$(0.018)	$(0.017)

Net asset value — End of period	$9.470		$10.200	$10.410	$10.040

Total Return(3)	(6.23	)%(4)	7.56%	3.87%	0.57	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,270		$23,812	$34,003	$7,080
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.45%		1.54%	1.75%	1.75	%(8)
Net investment loss	(0.91)%		(0.90)%	(0.98)%	(1.10	)%(8)
Portfolio Turnover	85%		62%	103%	31	%(5)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.

(4)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.03 per share. Had the Fund not received this payment, total return would have been lower by 0.30%.

(5)	Not annualized.

(6)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.29%, 0.28%, 0.05% and 1.45% of average daily net assets for the years ended December 31, 2013, 2012 and 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

15	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Financial Highlights — continued

	Institutional Class
	Year Ended December 31,				Period Ended December 31, 2010(1)
	2013		2012	2011
Net asset value — Beginning of period	$10.230		$10.440	$10.050	$10.000

Income (Loss) From Operations
Net investment loss(2)	$(0.068)		$(0.071)	$(0.076)	$(0.028)
Net realized and unrealized gain (loss)	(0.556)		0.877	0.484	0.095

Total income (loss) from operations	$(0.624)		$0.806	$0.408	$0.067

Less Distributions
From net investment income	$—		$(0.040)	$—	$—
From net realized gain	(0.086)		(0.976)	(0.018)	(0.017)

Total distributions	$(0.086)		$(1.016)	$(0.018)	$(0.017)

Net asset value — End of period	$9.520		$10.230	$10.440	$10.050

Total Return(3)	(6.11	)%(4)	7.84%	4.06%	0.67	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,813		$33,412	$38,998	$25,112
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.20%		1.29%	1.50%	1.50	%(8)
Net investment loss	(0.69)%		(0.66)%	(0.74)%	(1.09	)%(8)
Portfolio Turnover	85%		62%	103%	31	%(5)

(1)	For the period from the start of business, September 30, 2010, to December 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

During the year ended December 31, 2013, the Fund received a payment made by an affiliate for a trading error which amounted to $0.03 per share. Had the Fund not received this payment, total return would have been lower by 0.30%.

(5)	Not annualized.

(6)

The investment adviser and administrator and/or the sub-adviser reimbursed certain operating expenses (equal to 0.29%, 0.28%, 0.05% and 1.45% of average daily net assets for the years ended December 31, 2013, 2012 and 2011 and the period ended December 31, 2010, respectively). Absent these reimbursements, total return would be lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

16	See Notes to Financial Statements.

Parametric Absolute Return Fund

December 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Parametric Absolute Return Fund (formerly, Eaton Vance Parametric Option Absolute Return Strategy Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers two classes of shares. Investor Class (renamed from Class A effective March 1, 2013) and Institutional Class (renamed from Class I effective March 1, 2013) shares are sold at net asset value and are not subject to a sales charge. Prior to March 1, 2013, the date the sales charge was eliminated and the share class was renamed, Investor Class shares were generally sold subject to a sales charge of 4.75% imposed at the time of purchase. The Fund previously offered Class C shares. At the close of business on March 15, 2013, Class C shares were merged into Investor Class shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations.  Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities and indices) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2013, the Fund, for federal income tax purposes, had deferred capital losses of $4,294,601 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

17

Parametric Absolute Return Fund

December 31, 2013

Notes to Financial Statements — continued

As of December 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

18

Parametric Absolute Return Fund

December 31, 2013

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31,
	2013	2012

Distributions declared from:
Ordinary income	$248,436	$1,884,248
Long-term capital gains	$382,609	$3,316,338

During the year ended December 31, 2013, accumulated net realized loss was increased by $575,153, accumulated net investment loss was decreased by $584,882 and paid-in capital was decreased by $9,729 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, investment in partnerships and net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(4,294,601)
Net unrealized depreciation	$(116,691)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to purchased and written options contracts, investments in partnerships and premium amortization.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for management, investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. For the year ended December 31, 2013, the Fund’s investment adviser and administration fee amounted to $794,700 or 1.10% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM pays PRA a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. EVM and PRA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.45% and 1.20% of the Fund’s average daily net assets for Investor Class and Institutional Class, respectively, and prior to the close of business on March 15, 2013, 2.20% of the Fund’s average daily net assets for Class C. This agreement may be changed or terminated after April 30, 2014. Pursuant to this agreement, EVM and PRA were allocated $212,775 in total of the Fund’s operating expenses for the year ended December 31, 2013.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended December 31, 2013, EVM earned $2,237 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $525 as its portion of the sales charge on sales of Investor Class shares for the year ended December 31, 2013. EVD also received distribution and service fees from Investor Class, Class C (prior to the close of business on March 15, 2013) and Institutional Class shares (see Note 4).

During the year ended December 31, 2013, EVM reimbursed the Fund $244,063 for a trading error. Had the Fund not received this payment, total return would have been lower by 0.30% and 0.30% for Investor Class and Institutional Class, respectively.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fee paid or accrued to EVD for the year ended December 31, 2013 amounted to $94,677 for Investor Class shares.

19

Parametric Absolute Return Fund

December 31, 2013

Notes to Financial Statements — continued

Prior to the close of business on March 15, 2013, the Fund also had in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund paid EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2013, the Fund paid or accrued to EVD $2,385 for Class C shares.

Pursuant to the Class C Plan (prior to the close of business on March 15, 2013), the Fund also made payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2013 amounted to $795 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

Prior to the close of business on March 15, 2013, a contingent deferred sales charge (CDSC) of 1% generally was imposed on redemptions of Class C shares made within one year of purchase. Prior to March 1, 2013, Investor Class shares may have been subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC was based upon the lower of the net asset value at date of redemption or date of purchase. No charge was levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2013, the Fund was informed that EVD received no CDSCs paid by Investor Class and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, for the year ended December 31, 2013 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$44,393,539	$13,207,067
U.S. Government and Agency Securities	17,834,086	43,613,086

	$62,227,625	$56,820,153

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Investor Class	2013	2012

Sales	5,132,197	1,901,645
Issued to shareholders electing to receive payments of distributions in Fund shares	33,130	202,316
Redemptions	(3,909,873)	(3,035,436)
Merger from Class C shares	132,496	—

Net increase (decrease)	1,387,950	(931,475)

	Year Ended December 31,
Class C	2013(1)	2012

Sales	20,425	118,695
Issued to shareholders electing to receive payments of distributions in Fund shares	—	10,725
Redemptions	(35,647)	(6,817)
Merger to Investor Class shares	(134,787)	—

Net increase (decrease)	(150,009)	122,603

20

Parametric Absolute Return Fund

December 31, 2013

Notes to Financial Statements — continued

	Year Ended December 31,
Institutional Class	2013	2012

Sales	3,631,310	1,909,171
Issued to shareholders electing to receive payments of distributions in Fund shares	11,450	150,612
Redemptions	(3,255,049)	(2,527,319)

Net increase (decrease)	387,711	(467,536)

(1)	Offering of Class C shares was discontinued during the year ended December 31, 2013 (see Note 1).

At December 31, 2013, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned approximately 15% of the value of the outstanding shares of the Fund.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$71,723,295

Gross unrealized appreciation	$—
Gross unrealized depreciation	(116,691)

Net unrealized depreciation	$(116,691)

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2013 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	1,606	$1,134,430
Options written	23,006	14,110,842
Options exercised	(6,699)	(4,391,350)
Options expired	(16,353)	(9,857,790)

Outstanding, end of year	1,560	$996,132

At December 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into a series of S&P 500 written call and put option spread transactions to enhance return while limiting its maximum option loss potential. A written call option spread on a stock index consists of selling call options on the index and buying an equal number of call options on the same index and with the same expiration, but with a higher exercise price. A written put option spread on a stock index consists of selling put options on an index and buying an equal number of put options on the same index and with the same expiration, but with a lower exercise price. Any net premiums received are reduced by the premiums paid on the purchased options. The risk of loss if written options expire in the money is limited to the difference in exercise price of the written and purchased option positions. The Fund’s use of option spreads rather than stand alone options, staggering roll dates across the option position portfolio, and utilizing exchange-traded options guaranteed by the Options Clearing Corporation, a market clearinghouse, serve to mitigate risk in its option strategy.

21

Parametric Absolute Return Fund

December 31, 2013

Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Purchased options	$92,268	(1)	$—
Written options	—		(1,514,053	)(2)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(2,451,535)	$(1,463)
Written options	(383,836)	(843,831)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended December 31, 2013, which is indicative of the volume of this derivative type, was approximately 1,700 contracts.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2013.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Parametric Absolute Return Fund

December 31, 2013

Notes to Financial Statements — continued

At December 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$40,274,603	$—	$40,274,603
Commercial Mortgage-Backed Securities	—	2,971,432	—	2,971,432
Collateralized Mortgage Obligations	—	2,722,658	—	2,722,658
Asset-Backed Securities	—	16,567,948	—	16,567,948
U.S. Government Agency Obligations	—	6,266,132	—	6,266,132
Certificates of Deposit	—	250,322	—	250,322
Call Options Purchased	12,022	23,108	—	35,130
Put Options Purchased	22,820	34,318	—	57,138
Short-Term Investments	—	2,553,509	—	2,553,509

Total Investments	$34,842	$71,664,030	$—	$71,698,872

Liability Description

Call Options Written	$(534,255)	$(792,044)	$—	$(1,326,299)
Put Options Written	(55,235)	(132,519)	—	(187,754)

Total	$(589,490)	$(924,563)	$—	$(1,514,053)

The Fund held no investments or other financial instruments as of December 31, 2012 whose fair value was determined using Level 3 inputs. At December 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

12  Name Change

Effective March 1, 2013, the name of Parametric Absolute Return Fund was changed from Eaton Vance Parametric Option Absolute Return Strategy Fund.

23

Parametric Absolute Return Fund

December 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Parametric Absolute Return Fund (formerly, Eaton Vance Parametric Option Absolute Return Strategy Fund):

We have audited the accompanying statement of assets and liabilities of Parametric Absolute Return Fund (formerly, Eaton Vance Parametric Option Absolute Return Strategy Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, September 30, 2010, to December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Absolute Return Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, September 30, 2010, to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 20, 2014

24

Parametric Absolute Return Fund

December 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2014 showed the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

25

Parametric Absolute Return Fund

December 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 182 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 182 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

Valerie A. Mosley(2) 1960	Trustee	Since 2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years. Director of Dynex Capital, Inc. (Mortgage REIT) (since 2013)

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

26

Parametric Absolute Return Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield(3) 1956	President	Since 2013	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011; Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(4) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

27

Parametric Absolute Return Fund

December 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Mmes. Mosley and Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Effective January 1, 2014, Ms. Mosley became a Trustee of the Trust.
(3)	Prior to 2013, Mr. Swaffield was Vice President of the Trust since 2011.
(4)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Trust since 2007.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Risk Advisors LLC

518 Riverside Avenue

Westport, CT 06880

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4967    12.31.13

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Balanced Fund, Eaton Vance Commodity Strategy Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Greater India Fund, Eaton Vance Investment Grade Income Fund, Eaton Vance Large-Cap Growth Fund, Eaton Vance Large-Cap Value Fund, Parametric Absolute Return Fund (formerly, Eaton Vance Parametric Option Absolute Return Strategy Fund), Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund, Eaton Vance Small-Cap Value Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 15 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2012 and December 31, 2013 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Balanced Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$26,040	$26,840
Audit-Related Fees(1)	$1,200	$0
Tax Fees(2)	$17,380	$16,650
All Other Fees(3)	$0	$0

Total	$44,620	$43,490

Eaton Vance Commodity Strategy Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$58,850	$81,020
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$33,490	$38,290
All Other Fees(3)	$0	$0

Total	$92,340	$119,310

Eaton Vance Dividend Builder Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$26,130	$26,930
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,380	$10,480
All Other Fees(3)	$0	$0

Total	$36,510	$37,410

Eaton Vance Greater India Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$14,550	$15,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,640	$8,740
All Other Fees(3)	$0	$0

Total	$23,190	$23,890

Eaton Vance Investment Grade Income Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$10,750	$11,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,010	$11,110
All Other Fees(3)	$0	$0

Total	$21,760	$22,460

Eaton Vance Large-Cap Growth Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$10,980	$11,580
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,300	$7,400
All Other Fees(3)	$0	$0

Total	$18,280	$18,980

Eaton Vance Large-Cap Value Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$16,440	$27,140
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,380	$9,550
All Other Fees(3)	$0	$0

Total	$26,820	$36,690

Parametric Absolute Return Fund (formerly, Eaton Vance Parametric Option Absolute Return Strategy Fund)

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$47,507	$49,770
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,510	$8,610
All Other Fees(3)	$0	$0

Total	$56,017	$58,380

Eaton Vance Real Estate Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$14,880	$25,580
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,500	$10,600
All Other Fees(3)	$0	$0

Total	$25,380	$36,180

Eaton Vance Small-Cap Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$29,640	$30,440
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,450	$12,550
All Other Fees(3)	$0	$0

Total	$42,090	$42,990

Eaton Vance Small-Cap Value Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$22,160	$22,860
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,300	$7,400
All Other Fees(3)	$0	$0

Total	$29,460	$30,260

Eaton Vance Special Equities Fund

Fiscal Years Ended	12/31/12	12/31/13
Audit Fees	$39,960	$30,860
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,880	$12,050
All Other Fees(3)	$0	$0

Total	$52,840	$42,910

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/12	11/30/12	12/31/12	10/31/13	11/30/13	12/31/13
Audit Fees	$12,520	$27,880	$317,887	$34,395	$29,780	$359,520
Audit-Related Fees(1)	$0	$0	$1,200	$0	$0	$0
Tax Fees(2)	$10,350	$8,790	$150,220	$21,070	$8,890	$153,430
All Other Fees	$310	$0	$0	$0	$0	$0

Total	$23,180	$36,670	$469,307	$55,465	$38,670	$512,950

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	10/31/12	11/30/12	12/31/12	10/31/13	11/30/13	12/31/13
Registrant(1)	$10,660	$8,790	$151,420	$21,070	$8,890	$153,430
Eaton Vance(2)	$566,619	$662,119	$615,489	$526,385	$409,385	$409,385

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 14, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 14, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: February 14, 2014